UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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SCANA CORPORATION
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SCANA Corporation 2017 Proxy Materials

Chairman’s Letter and 2016 Highlights  ●  Notice of Annual Meeting  ●  Proxy Statement for Annual Meeting

Annual Financial Statements  ●  Management’s Discussion and Analysis  ●  Related Annual Report Information

March 24, 2017

Dear Shareholders:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Daylight Time, on Thursday, April 27, 2017. The meeting will be held at Leaside, 100 East Exchange Place, Columbia, South Carolina 29209. Directions are on the back of the admission ticket and on page 67 of this Proxy Statement. An admission ticket is required and is enclosed as part of your proxy card if you were a shareholder of record on the record date, March 1, 2017. If you hold your shares through a broker or other nominee, you must provide proof of ownership on the record date in order to attend the meeting.

At our 2017 Annual Meeting of Shareholders I will provide a brief report on SCANA’s 2016 business results. I welcome the opportunity to discuss some of our accomplishments during 2016, as well as some of our challenges for 2017 and beyond. I hope you will be able to join us at our Annual Meeting, but for those of you who will be unable to attend, I would like to highlight some of our most significant accomplishments over the last year, which include:

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We continued to move forward and make substantial progress on initiatives important to our Company such as our new nuclear construction project and our initiative to offer renewable energy to our customers.

•	We exceeded our 2016 total shareholder return target by ranking in the top 25% of our peer group of utilities.
•	We raised our quarterly cash dividend on the Company’s common stock in February 2017 to 61¼ cents per share, from 57½ cents per share, an increase of 6.5%.

Our 2017 Proxy Statement includes a Board proposal for the declassification of our Board of Directors. Our Board is committed to strong corporate governance practices. In considering the prior shareholder proposals we have received, as well as the support of institutional investor groups for the annual election of directors, the Board has decided to once again propose an amendment to our Articles of Incorporation to declassify our Board of Directors and to submit it to our shareholders.

Enclosed are the Notice of Annual Meeting identifying the five proposals that will be presented at the meeting, and SCANA’s Proxy Statement and form of proxy for the meeting. We are including SCANA’s annual consolidated financial statements, management’s discussion and analysis of financial condition and results of operations and related annual report information as an appendix to the Proxy Statement.

Your vote is important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Please vote today either by telephone or Internet, or by signing, dating and mailing your proxy card or broker’s or other nominee’s voting instruction form in the envelope enclosed. Telephone and Internet voting permits you to vote at your convenience, 24 hours a day, seven days a week. Detailed voting instructions are included on the back of your proxy card or broker’s or other nominee’s voting instruction form.

Sincerely,

Kevin B. Marsh

Chairman of the Board, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING

Meeting Date:	Thursday, April 27, 2017

Meeting Time:	9:00 a.m., Eastern Daylight Time

Meeting Place:	Leaside 100 East Exchange Place Columbia, South Carolina 29209

Meeting Record Date:	March 1, 2017

Meeting Agenda:	1)	Election of three Class III Directors
	2)	Advisory (non-binding) vote on executive compensation
	3)	Advisory (non-binding) vote on the frequency of the executive compensation vote
	4)	Approval of the appointment of the independent registered public accounting firm
	5)	Approval of Board-proposed amendments to Article 8 of our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors

Shareholder List

Upon written request by a shareholder, a list of shareholders entitled to vote at the meeting will be available for inspection at SCANA’s Corporate Headquarters, 100 SCANA Parkway, Cayce, South Carolina 29033, during business hours from March 17, 2017 through the date of the meeting.

Admission to the Meeting

An admission ticket or proof of share ownership as of the record date is required. If you plan to use the admission ticket, please remember to detach the admission ticket from your proxy card before mailing your proxy card. If you hold your shares through a broker or other nominee, you must provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or other nominee or a brokerage statement showing your share ownership as of March 1, 2017. Audio or visual recording, and related equipment, is strictly prohibited without SCANA’s prior written approval.

Meeting Attendance

If you vote by mail and plan to attend the meeting, please indicate your intention to do so on your proxy card. If you vote by telephone or Internet, please follow the instructions to indicate that you plan to attend the 2017 Annual Meeting. If you require handicap assistance to attend the meeting, please contact the Office of the Corporate Secretary, at 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, or call 803-217-7568 no later than Thursday, April 20, 2017.

By Order of the Board of Directors,

Gina Champion

Vice President,  Corporate Secretary and Deputy General Counsel

TABLE OF CONTENTS

Page
CHAIRMAN’S LETTER AND 2016 HIGHLIGHTS
NOTICE OF ANNUAL MEETING
PROXY STATEMENT
PROXY STATEMENT SUMMARY	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	3
QUESTIONS AND ANSWERS ABOUT EXECUTIVE COMPENSATION	7
INFORMATION ABOUT EXPERIENCE AND QUALIFICATION OF DIRECTORS AND NOMINEES	8
PROPOSAL 1 — ELECTION OF DIRECTORS	8
NOMINEES FOR DIRECTOR	9
CONTINUING DIRECTORS	10
BOARD MEETINGS — COMMITTEES OF THE BOARD	14
GOVERNANCE INFORMATION	17
RELATED PARTY TRANSACTIONS	22
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
EXECUTIVE COMPENSATION	25
Compensation Committee Processes and Procedures	25
Compensation Committee Interlocks and Insider Participation	25
Compensation Risk Assessment	25
Compensation Discussion and Analysis	26
Compensation Committee Report	41
Summary Compensation Table	42
2016 Grants of Plan-Based Awards	43
Outstanding Equity Awards at 2016 Fiscal Year-End	44
2016 Option Exercises and Stock Vested	45
Pension Benefits	46
2016 Nonqualified Deferred Compensation	47
Potential Payments Upon Termination or Change in Control	49
DIRECTOR COMPENSATION	56
2016 Director Compensation Table	59
PROPOSAL 2 — ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION	60
PROPOSAL 3 — ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE EXECUTIVE COMPENSATION VOTE	61
AUDIT COMMITTEE REPORT	62
PROPOSAL 4 — APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63
PROPOSAL 5 — APPROVAL OF BOARD-PROPOSED AMENDMENTS TO ARTICLE 8 OF OUR ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS	64
OTHER INFORMATION	66
FINANCIAL APPENDIX
Index to Annual Financial Statements, Management’s Discussion and Analysis and Related Annual Report Information

SCANA Corporation

100 SCANA Parkway

Cayce, South Carolina 29033

PROXY STATEMENT

PROXY STATEMENT SUMMARY

This summary highlights information discussed in more detail elsewhere in this proxy statement, and does not include all the information you should consider in deciding how to vote. You should read the entire proxy statement carefully before voting. Page references are provided to help you locate the information in this proxy statement. These proxy materials are first being mailed to shareholders on or about March 24, 2017.

Annual Meeting of Shareholders

Date and Time:	Thursday, April 27, 2017, 9:00 a.m. Eastern Daylight Time
Place:	Leaside, 100 East Exchange Place, Columbia, South Carolina 29209
Record Date:	You can vote if you were a shareholder of record on March 1, 2017.
Admission:	You will need an admission ticket or proof of share ownership on the record date, March 1, 2017, to attend the meeting.

Matters to be Voted on and Board Recommendations

Proposal 1 —  Election of the following three Class III Directors, each to serve a three year term (page 8):

• John F.A.V. Cecil          • D. Maybank Hagood          • Alfredo Trujillo

Proposal 2 — Advisory (non-binding) vote to approve executive compensation (page 60)

Proposal 3 — Advisory (non-binding) vote on the frequency of the executive compensation vote (page 61)

Proposal 4 — Approval of the appointment of the independent registered public accounting firm (page 63)

Proposal 5 —  Approval of Board-proposed amendments to Article 8 of our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors (page 64)

The Board of Directors recommends a vote FOR all of the Director Nominees, FOR Proposal 2, FOR One Year on Proposal 3, and FOR Proposals 4 and 5.

How to Cast Your Vote

You can vote by any of the following methods:

By Internet	By Telephone	By Mail

See your proxy card for voting instructions	See your proxy card for voting instructions	Mark the enclosed proxy card, sign, date and mail it in the enclosed postage-paid envelope (remember to detach and save your admission ticket before mailing the proxy card)

Your Vote is Important

Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible.

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Nominees For Directors

Name	Age	Director Since	Professional Background	Independent	Committee Memberships
John F.A.V. Cecil	60	2013	President, Biltmore Farms, LLC	YES	Audit, Compensation
D. Maybank Hagood	55	1999	Chairman and Chief Executive Officer, Southern Diversified Distributors, Inc.; Chief Executive Officer, William M. Bird and Company, Inc.	YES	Executive, Nominating and Governance, Nuclear Oversight
Alfredo Trujillo	57	2013	President and Chief Operating Officer, The Georgia Tech Foundation	YES	Nominating and Governance, Nuclear Oversight

Business Highlights

As mentioned in our Chairman’s letter, some of our business highlights are as follow:

•

We continued to move forward and make substantial progress on initiatives important to our Company such as our new nuclear construction project and our initiative to offer renewable energy to our customers.

•	We exceeded our 2016 total shareholder return target by ranking in the top 25% of our peer group of utilities.

•	We raised our quarterly cash dividend on the Company’s common stock in February 2017 to 61¼ cents per share, from 57½ cents per share, an increase of 6.5%.

Governance Highlights

We are committed to high standards of corporate governance and our Governance Principles are intended to promote the long-term success of our Company. Some highlights of our corporate governance practices are listed below.

Number of Independent Directors	10 of 11

Audit, Nominating and Governance and Compensation Committees Comprised Entirely of Independent Directors	YES

Lead Independent Director	YES

Resignation Requirement if Director in Uncontested Election Receives More Voting Instructions Designated as “Withheld” Than as “For”	YES

Annual Board and Committee Self-Evaluations	YES

Stock Ownership Guidelines for Directors and Executive Officers	YES

Policy Prohibiting Hedging, Margining and Pledging of Company Stock by Directors, Executive Officers, Employees and Related Persons	YES

Shareholder Proxy Access Bylaw	YES

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You are receiving these proxy materials in connection with the solicitation by the Board of Directors of SCANA Corporation (“SCANA,” the “Company,” “we” or “us”), a South Carolina corporation, of proxies to be voted at our 2017 Annual Meeting of Shareholders (the “Annual Meeting”), which will be held at 9:00 a.m., Eastern Daylight Time on Thursday, April 27, 2017, and at any adjournment or postponement of the meeting. The meeting will be held at Leaside, 100 East Exchange Place, Columbia, South Carolina 29209.

On what am I being asked to vote and what are the Board of Directors’ recommendations?

The following table lists the proposals scheduled to be voted on and the vote required for approval of each proposal:

Proposal	Board Recommendation	Vote	Abstentions	Broker Non-Votes	Unmarked Proxy Cards	Beginning on Page
Election of Directors (Proposal 1)	For All Nominees	Plurality	No effect	No effect	Will be voted “FOR”	8
Advisory (non-binding) vote to approve executive compensation (Proposal 2)	For	More votes for than against*	No effect	No effect	Will be voted “FOR”	60
Advisory (non-binding) vote on the frequency of the executive compensation vote (Proposal 3)	One Year	Frequency receiving greatest number of votes*	No effect	No effect	Will be voted for One Year	61
Approval of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm (Proposal 4)	For	More votes for than against	No effect	No effect	Will be voted “FOR”	63
Approval of Board-proposed amendments to Article 8 of our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors (Proposal 5)	For	80% of all outstanding shares	Against	Against	Will be voted “FOR”	64

*These votes are advisory and the results are not binding on the Board of Directors or the Company.

Who may vote?

You will only be entitled to vote at the Annual Meeting if our records show that you were a shareholder of record on March 1, 2017, the record date, or if you hold your shares in street name, you present proof of ownership and appropriate voting documents from the record shareholder.

How do I vote shares that I hold directly in my name?

If you hold your shares directly, you may vote by proxy or in person at the meeting. To vote by proxy, you may select one of the following options: telephone, Internet or mail.

Vote by Telephone:

You may vote your shares by telephone using the toll-free number shown on your proxy card. Telephone voting is available 24 hours a day, seven days a week. Clear and simple voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, please DO NOT return your proxy card.

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Vote by Internet:

You may vote your shares by Internet. The website for Internet voting is shown on your proxy card. Internet voting is available 24 hours a day, seven days a week. When you vote by Internet, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote by Internet, please DO NOT return your proxy card.

Vote by Mail:

If you choose to vote by mail, please mark the enclosed proxy card, date and sign it, detach your meeting admission ticket, and return your proxy card in the enclosed postage-paid envelope.

If I hold my shares directly, what actions will the proxies take?

If you hold your shares directly and indicate your voting choices on your proxy card, the persons identified as proxies on the accompanying proxy card will vote your shares according to your instructions. If your proxy card is signed and returned without specifying choices, the proxies intend to vote your shares FOR all of the Board of Director nominees; FOR Proposal 2 relating to approval of executive compensation; FOR one year on Proposal 3 relating to the frequency of the vote on executive compensation; FOR Proposal 4 relating to approval of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2017; and FOR Proposal 5 relating to the Board-proposed amendments to Article 8 of our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors.

The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. If other matters are properly brought before the Annual Meeting, the persons identified as proxies on the accompanying proxy card intend to vote the shares represented by proxies in accordance with their best judgment.

How do I direct the vote of shares I hold in street name?

If you hold shares in street name, you may direct your vote by submitting your voting instructions to your broker or nominee. Please refer to the voting instructions provided by your broker or nominee.    If you hold your shares in street name, the broker or nominee is permitted to vote your shares on Proposal 4, the approval of the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm, even if the broker or nominee does not receive voting instructions from you. However, a broker or nominee is not permitted to vote your shares on the election of directors or on Proposals 2, 3, or 5 unless you provide voting instructions. Accordingly, if you do not return a broker or nominee voting instruction card, or if you return a broker or nominee voting instruction card that does not indicate how you want your broker or nominee to vote on election of directors or on Proposals 2, 3 or 5, a broker “non-vote” will occur as to those matters.    A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received instructions from the beneficial owner and either (i) does not have discretionary voting power for that particular proposal, or (ii) chooses not to vote the shares.  Therefore, it is very important that you provide your broker or nominee with voting instructions if your shares are held in street name.

How do I vote shares I hold as a participant in the SCANA Corporation 401(k) Retirement Savings Plan (formerly named the SCANA Corporation Stock Purchase-Savings Plan)?

If you own shares of SCANA common stock as a participant in the SCANA Corporation 401(k) Retirement Savings Plan (formerly named the SCANA Corporation Stock Purchase-Savings Plan), you will receive a proxy card that covers only your Plan shares. Proxies executed by Plan participants will serve as instructions to the Plan’s trustee as to how Plan shares are to be voted. If you do not instruct the Plan’s trustee how your Plan shares are to be voted, the Plan trustee will instruct the proxy agents to vote your shares proportionally to the Plan shares voted. As a result of this proportional voting, if voting instructions are given for only a small percentage of participant shares, the wishes of those participants would determine the voting instructions by the Plan’s trustee. Accordingly, the greater the number of participant shares for which participants complete and execute proxies, the more representative the Plan trustee’s voting instructions will be.

May I change or revoke my proxy instructions?

Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Annual Meeting. If you hold your shares directly in your name, you may accomplish this by granting a new proxy (by telephone, Internet or mail) bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in

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person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold your shares in street name, you may change or revoke your proxy instructions by properly submitting new voting instructions to your broker or nominee.

May I vote in person at the Annual Meeting?

The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. However, if you wish to vote at the meeting and your shares are held in the name of a broker or other nominee of record, you must obtain a proxy executed in your favor from the holder of record prior to the meeting. Directions to the location of the Annual Meeting are on the back of the proxy card included with this mailing and on page 67.

What constitutes a quorum?

At the close of business on the record date, March 1, 2017, there were _______________ shares of SCANA common stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each proposal.

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions, “withheld” votes and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum.

What vote is needed to approve the matters submitted?

Proposal 1 — Election of Directors

The affirmative vote of a plurality of the votes cast is required for the election of directors. However, service on the Board following an uncontested election of directors is subject to the Board of Directors’ policy regarding resignations by directors for whom more voting instructions received by the Company withhold authority to vote than grant authority to vote “For” the director. (See “Governance Information – Majority Withheld Director Resignation Policy.”) “Plurality” means that if there were more nominees than positions to be filled, the individuals who received the largest number of votes cast for directors would be elected as directors. Because there are the same number of nominees as positions to be filled, we expect all nominees to be elected. Votes indicated as “withheld” and broker “non-votes” will not be deemed cast for nominees and will have no effect on the outcome of the election.  If you hold your shares in street name and fail to instruct your broker or nominee how to vote, a broker “non-vote” on election of directors will occur with respect to your shares.

The Board knows of no reason why any of the nominees for director named herein would at the time of election be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, your proxy will be voted for such other person or persons as the Board may recommend.

Proposal 2 — Advisory (non-binding) Vote to Approve Executive Compensation

This proposal will be approved if more shares vote in favor of the proposal than against.  However, this proposal is advisory and non-binding on us and on our Board of Directors. Marking the proxy card or your broker voting instructions “FOR” indicates support; marking the proxy card or your broker voting instructions “Against” indicates lack of support. You may also abstain by marking the “Abstain” box on the proxy card or your broker voting instructions. If you hold your shares in street name and fail to instruct your broker how to vote, a broker “non-vote” will occur with respect to your shares. Abstentions and broker non-votes will have no effect on the outcome.

Proposal 3 — Advisory (non-binding) Vote on the Frequency of the Executive Compensation Vote

The frequency that receives the largest number of votes will be approved.  However, this proposal is advisory and non-binding on us and on our Board of Directors. You have four choices with respect to the vote on the frequency of future advisory votes to approve executive compensation: one year; or two years; or three years; or abstain. If you hold your shares in street name and fail to instruct your broker how to vote, a broker non-vote will occur with respect to your shares. Abstentions and broker non-votes will have no effect on the outcome.

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Proposal 4 — Approval of the Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm for 2017

The appointment of Deloitte & Touche LLP as our independent registered public accounting firm will be approved if more shares are voted for approval than are voted against. Accordingly, abstentions and broker “non-votes” will have no effect on the results. If you hold your shares in street name and fail to instruct your broker or nominee how to vote, your broker or nominee will, nonetheless, have discretionary authority to vote your shares if it chooses to do so.

Proposal 5 — Approval of Board-Proposed Amendments to Article 8 of our Articles of Incorporation to Declassify the Board of Directors and Provide for the Annual Election of All Directors

The proposal to amend our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors requires the affirmative vote of at least 80% of all outstanding shares of our common stock. Votes indicated as “abstain” and broker “non-votes” will have the effect of votes against the proposal. If you hold your shares in street name and fail to instruct your broker or nominee how to vote, a broker “non-vote” will occur with respect to your shares.

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QUESTIONS AND ANSWERS ABOUT EXECUTIVE COMPENSATION

Have Any Changes Been Made to Short-Term and Long-Term Incentive Compensation Practices Since the Last Shareholder Advisory Vote on Executive Compensation?

Yes. As discussed in the Company’s 2015 and 2016 Proxy Statements, in response to comments from proxy advisory firms, and taking into account the results of the 2014 shareholder advisory vote, in late 2014 and early 2015, our Compensation Committee reviewed and recommended to the Board a number of changes for the executive compensation awards to be granted in 2015 from the awards granted over the past several years. The Company’s Compensation Consultant, Willis Towers Watson, advised management that these changes would bring our practices more in line with our peers’ and current market practices.

These changes, which were implemented in 2015, included revising short-term annual incentive awards to equalize weighting of earnings per share goals and individual and business unit goals and to reduce the amount of discretionary award that can be paid, and revising long-term equity compensation awards to change the measurement of the performance cycles, increase the maximum payout, and change the mix of performance shares and restricted stock units, and are summarized below.

Short-Term Annual Incentive Compensation	Previous Awards (Prior to 2015)	2015 and 2016 Awards
Plan Weightings

25% of the annual cash incentive award was earned based on the extent to which we met designated earnings per share goals; and 75% of the cash incentive award was earned based on our Named Executive Officers and the other participants achieving individual and business performance objectives. The Compensation Committee reviewed and approved all senior executive officer individual and business objectives.

50% of the annual cash incentive award is earned based on the extent to which we meet designated earnings per share goals; and 50% of the award is earned based on our Named Executive Officers and the other participants achieving individual and business performance objectives. The Compensation Committee will continue to review and approve all senior executive officer individual and business objectives.

Discretionary Awards Above Target

Each year management could recommend to the Compensation Committee an additional discretionary payout of up to 20%, and the Board could award an additional 30% above that amount, for a potential total payout of up to 150% of target.

Payouts up to 130% of target awards based solely on the earnings per share goals are formulaic and not subject to discretion. The Board has the discretion to award up to an additional 20% above that amount, for a total potential payout of up to 150% of target.

Long-Term Equity Compensation	Previous Awards (Prior to 2015)	2015 and 2016 Awards
Plan Cycles

Performance measurement and award determinations for the performance shares for the three year periods were made on an annual basis with vesting and payment of awards being deferred until after the end of the three-year period.

Performance measurement and award determinations for the performance shares for the three year periods are made for the entire three-year cycle with vesting and payment of awards after the end of the three-year cycle.

Maximum Payout	For each of the Total Shareholder Return and earnings per share growth components, the maximum payout was 175% of target.	For each of the Total Shareholder Return and earnings per share growth components, the maximum payout is 200% of target.
Mix of Performance Shares and Restricted Stock Units	Annual grants were comprised of a mix of 80% performance shares and 20% restricted stock units.	Annual grants are comprised of a mix of 70% performance shares and 30% restricted stock units.

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INFORMATION ABOUT EXPERIENCE AND QUALIFICATION OF DIRECTORS AND NOMINEES

We believe the combined business and professional experience of our Directors, and their various areas of expertise, make them a useful resource to management and qualify them for service on our Board. Many of our Directors, including Ms. Miller and Messrs. Bennett, Hagood, and Sloan, have served on our Board for over fifteen years. During their tenures, they have gained considerable institutional knowledge about our Company, its operations, and its various regulators, which has made them effective Directors. Because our Company’s operations and business structure are extremely complex and highly regulated, continuity of service and the development and retention of institutional knowledge help make our Board more efficient and effective at advising us regarding our long-range plans than would be the case if there were frequent turnover in Board membership. Nonetheless, we also believe it is important to have varying degrees of tenure on our Board, and we currently have three Directors with less than five years’ experience serving on our Board. We believe a wide range of tenure, and periodically bringing new members onto the Board, allows our Board the opportunity to consider new ideas and processes while the experience of our more tenured Directors offers specific, historical perspectives on our strengths and weaknesses.

In addition to their other qualifications, six of our directors, Ms. Miller and Mrs. Decker and Messrs. Cecil, Hagood, Roquemore and Sloan, are, or were prior to retirement, business owners with financial and operational experience on all levels of their businesses. Each of these Directors brings a unique perspective to our Board. In addition, five of our directors, Ms. Miller and Messrs. Bennett, Marsh, Roquemore and Sloan, are, or have been, directors or executive officers of banks and/or bank holding companies. This service has provided them with meaningful experience in another highly regulated industry, which provides them with valuable instincts and insights that can be translated to our industry.

When Directors reach mandatory retirement age or otherwise leave our Board, we seek replacements who we believe will make significant contributions to our Board for a variety of reasons, including among others, business and financial experience and expertise, business and government contacts, relationship skills and industry knowledge. We also continually seek diversity on our Board, including diversity in skill sets, racial and cultural backgrounds, gender, and personal and business experiences.

Independent Director Recruiting

In 2012, the Nominating and Governance Committee directed management to retain an independent executive recruiting firm to assist the Committee in identifying and evaluating potential director candidates who meet the Director Qualification Criteria discussed on page 19. Since 2014, the Nominating and Governance Committee has considered certain candidates known to management and the Board, but has  not formally engaged in recruiting activities with the independent executive recruiting firm in order to consider the candidates known to the Board.  No new members were added to our Board in 2016.

PROPOSAL 1 — ELECTION OF DIRECTORS

Effective at the Annual Meeting, the Board has set the number of Directors at ten. The Board is divided into three classes with the members of each class usually serving a three-year term. The terms of the Class III Directors will expire at the Annual Meeting. The Board has decided to nominate the existing Class III Directors, Messrs. Cecil, Hagood and Trujillo, for reelection at the Annual Meeting of Shareholders to serve until the 2020 Annual Meeting of Shareholders, or until their successors are elected and qualified to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” OF ITS DIRECTOR NOMINEES.

Information about Directors and Nominees

The information set forth on the following pages about the nominees and continuing directors has been furnished to us by such persons. Each of the Directors is also a Director of our subsidiary, South Carolina Electric & Gas Company. There are no family relationships among any of our Directors, Director nominees or executive officers.

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NOMINEES FOR DIRECTOR

Class III Directors – Terms to Expire at the Annual Meeting in 2020

John F.A.V. Cecil President, Biltmore Farms, LLC Director since 2013 Age 60

Biographical Information

Mr. Cecil has served as President of Biltmore Farms, LLC, a fourth generation family-owned business with a primary focus on sustainable community development, including home building, residential communities, apartments, hotels, and retail properties since 1992. He currently serves on Wells Fargo Bank, N.A.’s Western North Carolina Regional Advisory Board, as well as on other community and non-profit boards throughout North Carolina.

Experience and Qualifications

Mr. Cecil has decades of business experience within our service territory. In addition to his business expertise, he has leadership-level experience with many community-related endeavors, and has also served on community and private boards within our service territory for many years. As President of Biltmore Farms, LLC, Mr. Cecil brings to the Board the perspective of a private business owner, as well as the environmental perspective of the owner of a business that seeks to balance sustainability and business growth, both of which we believe are important to our customers and our strategic initiatives.

D. Maybank Hagood Chairman and Chief Executive Officer, Southern Diversified Distributors, Inc.; Chief Executive Officer, William M. Bird and Company, Inc. Director since 1999 Age 55

Biographical Information

Mr. Hagood has been Chief Executive Officer of Southern Diversified Distributors, Inc., located in Charleston, South Carolina, since 2003, and its Chairman since 2012. Southern Diversified Distributors, Inc. is the parent company of William M. Bird and Company, Inc., Southern Tile Distributors, LLC and TranSouth Logistics, LLC, providers of logistic, distribution and flooring distribution services. Mr. Hagood has also been Chief Executive Officer of William M. Bird and Company, Inc., a wholesale distributor of floor covering materials, in Charleston, South Carolina, since 1993. He previously served as President of William M. Bird and Company, Inc., until June 2009.

Experience and Qualifications

Mr. Hagood resides in our Charleston, South Carolina service territory, and brings significant community presence and business development experience to our Board. Mr. Hagood is particularly experienced in economic, environmental, and business development issues facing the manufacturing and building construction industries generally, and specifically the issues faced by manufacturers in our state.

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NOMINEES FOR DIRECTOR

Class III Directors – Terms to Expire at the Annual Meeting in 2020

Alfredo Trujillo President and Chief Operating Officer, The Georgia Tech Foundation Director since 2013 Age 57

Biographical Information

Mr. Trujillo was appointed President and Chief Operating Officer of The Georgia Tech Foundation in July 2013. He has also served as a self-employed investment fund advisor since 2007. Prior to 2007, Mr. Trujillo served as President and Chief Executive Officer of Recall Corporation, a global information management company. Since 2003, Mr. Trujillo has served on the board of directors of Haverty Furniture Companies, Inc.

Experience and Qualifications

Mr. Trujillo has domestic and international business expertise in areas as diverse as aerospace engineering, document management, and academic leadership. Additionally, Mr. Trujillo’s service on the board of directors of another public company provides him with relevant board experience and perspectives on other public company best practices.

CONTINUING DIRECTORS

Class I Directors — Terms to Expire at the Annual Meeting in 2018

James A. Bennett South Carolina Central Area Executive, First-Citizens Bank & Trust Company Director since 1997 Age 56

Biographical Information

Mr. Bennett has been South Carolina Central Area Executive for First-Citizens Bank & Trust Company in Columbia, South Carolina, since January 2015. Immediately prior to that date, he served as Executive Vice President and Director of Public Affairs for First Citizens Bank and Trust Company, Inc. (which was merged into First-Citizens Bank & Trust Company in January 2015) since August 2002. From May 2000 to July 2002, he was President and Chief Executive Officer of South Carolina Community Bank, in Columbia, South Carolina. Mr. Bennett has been actively involved with the Columbia Urban League for more than 25 years, and served as League Chairman in 2000. Mr. Bennett serves on the boards of Palmetto Health Alliance, headquartered in Columbia, South Carolina, and Claflin University, located in Orangeburg, South Carolina.

Experience and Qualifications

Mr. Bennett has been a banker for over 25 years. In 1989, he became the youngest bank president in South Carolina when he was named President of Victory Savings Bank (the predecessor of South Carolina Community Bank), a position he held before joining First Citizens Bank. Mr. Bennett’s business experience, coupled with his tenure on our Board, makes him an effective advisor. His high visibility in communities we serve makes him an effective liaison between our Company and members of those communities.

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CONTINUING DIRECTORS

Class I Directors — Terms to Expire at the Annual Meeting in 2018

Lynne M. Miller Environmental Consultant Director since 1997 Age 65

Biographical Information

Ms. Miller co-founded Environmental Strategies Corporation, an environmental consulting firm in Reston, Virginia, in 1986, and served as President from 1986 until 1995, and as Chief Executive Officer from 1995 until September 2003 when the firm was acquired by Quanta Capital Holdings, Inc., a specialty insurer, and its name was changed to Environmental Strategies Consulting LLC. She was Chief Executive Officer of Environmental Strategies Consulting LLC, a division of Quanta Technical Services LLC, from September 2003 through March 2004. From April 2004 through July 2005, she was President of Quanta Technical Services LLC. From August 2005 until her retirement in August 2006, she was a Senior Business Consultant at Quanta Capital Holdings. Since her retirement, Ms. Miller has been an environmental consultant, and since December 2016 she has served as a director of Gannett Fleming Affiliates, Inc., the holding company for an engineering design and construction management firm. Ms. Miller previously served as a director of Adams National Bank, a subsidiary of Abigail Adams National Bancorp, Inc., in Washington, D.C. from May 1998 until October 2008.

Experience and Qualifications

Ms. Miller has over 25 years of environmental consulting experience. She founded a successful environmental consulting firm, which she grew to over 180 professional staff before selling it in 2003. Ms. Miller’s experience as an environmental consulting firm owner and as an environmental consultant makes her an astute advisor on the environmental issues facing our Company, and her prior service on the board of a financial institution provided her with valuable experience in financial and regulatory matters.

James W. Roquemore Chief Executive Officer and Chairman, Patten Seed Company General Manager, Super-Sod/Carolina Director since 2007 Age 62

Biographical Information

Mr. Roquemore is Chief Executive Officer and Chairman of Patten Seed Company, headquartered in Lakeland, Georgia, and General Manager of Super-Sod/Carolina, a company that produces and markets turf grass, sod and seed. He has held these positions for more than five years. Mr. Roquemore is a director of South State Bank, N.A., and South State Corporation (formerly South Carolina Bank and Trust, N.A., and SCBT Financial Corporation, respectively). He has served on the Southeast Region and National boards of the Boy Scouts of America and as a Co-Chairman of South Carolina’s Council on Competitiveness (formerly known as New Carolina), and he is the past President of Palmetto Agribusiness Council.

Experience and Qualifications

Mr. Roquemore is a highly successful agricultural business owner who resides in our service territory. Because agriculture is an important component of the economy in our South Carolina service area, his knowledge of this sector and his contacts are important to us. Mr. Roquemore’s business experience and economic development activities in our state make him an effective advisor on issues unique to us and the customers we serve. His service on the boards of a financial institution and its holding company, which is also a public company, gives him valuable experience in financial and regulatory matters.

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CONTINUING DIRECTORS

Class I Directors — Terms to Expire at the Annual Meeting in 2018

Maceo K. Sloan Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. Director since 1997 Age 67

Biographical Information

Mr. Sloan is Chairman, President and Chief Executive Officer of Sloan Financial Group, Inc., a financial holding company, in Durham, North Carolina and he has held these positions for more than five years.  From 1986 to September 2016, Mr. Sloan was affiliated with NCM Capital Management Group, Inc. and NCM Capital Advisors, Inc.  During that time he held the following positions:  Chairman (1991 to September 2016), Chief Executive Officer (1986 to September 2016), Chief Investment Officer (1991 to 2012), and Chief Compliance Officer (2015 to September 2016).  Mr. Sloan served as the Principal Officer of the NCM Capital Investment Trust from 2007 to 2011.  From 2009 to 2012, Mr. Sloan was Chairman of, and since 1991 has served as a member of, the College Retirement Equities Fund (CREF) Board of Trustees.  Mr. Sloan previously served as Chairman of the Board of M&F Bancorp, Inc. from June 2005 to December 2008, as a member of its Board from 2001 to 2008, and as a director of its subsidiary, Mechanics and Farmers Bank, in Durham, North Carolina, from 1980 to 2001 and from 2005 to 2008.

Experience and Qualifications

Mr. Sloan is an attorney and a chartered financial analyst. His experience owning and operating investment management companies and a financial holding company has provided him with an investment background and understanding of global financial matters, all of which make him an important resource to us. Additionally, his service with these companies, as well as with a financial institution and a major retirement fund, has provided him with experience in highly regulated industries and valuable instincts and insights.

Class II Directors — Terms to Expire at the Annual Meeting in 2019*

Gregory E. Aliff Certified Public Accountant and Retired Partner, Deloitte & Touche LLP Director since 2015 Age 63

Biographical Information

Mr. Aliff, a certified public accountant, retired from Deloitte & Touche LLP in May 2015, after serving as a Partner for 28 years. During his career at Deloitte, Mr. Aliff served as the Vice Chairman and Senior Partner of Energy & Resources, and he was a leader of Deloitte’s Energy and Natural Resources Management Services. Since September 2015, Mr. Aliff has been a director of California Water Service Group, Inc. in San Jose, California. He also serves as a director of Grid Alternatives in Oakland, California.

Experience and Qualifications

Mr. Aliff’s experience as a long-term partner at Deloitte & Touche LLP, including in particular his focus on energy and natural resources and energy and natural resources management, provided him not only with a financial and accounting background that add depth to our Audit Committee, but also a focus on our industry that uniquely qualifies him to serve on our Board. His service on the board of directors of another regulated entity that is also a public company provides him with important experience and perspectives with respect to operations and the regulatory compliance required for highly regulated businesses and public company best practices.

*Mr. James M. Micali is currently a member of Class II but is not shown because he will reach the age of 70 in December 2017, and accordingly, his term as a director will expire in accordance with our Articles of Incorporation at the 2017 Annual Meeting.  The Board of Directors has reduced the size of the Board to ten effective at the 2017 Annual Meeting so that the Board will have sufficient time to consider board member recruitment.

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CONTINUING DIRECTORS

Class II Directors — Terms to Expire at the Annual Meeting in 2019

Sharon A. Decker Chief Operating Officer for Tryon Equestrian Partners Carolinas Operations Director since 2015; previously a director from 2005 until 2013 Age 60

Biographical Information

Mrs. Decker served as Senior Vice President of Strategic Initiatives for Tryon International Equestrian Center in Mill Spring, North Carolina, beginning in September 2015 until December 2015 when she was named Chief Operating Officer for Tryon Equestrian Partners Carolinas Operations. She currently serves in that capacity with responsibility for the Tryon International Equestrian Center, Tryon Resort and related Carolina-based businesses. Mrs. Decker had been President of NURAY Media, dba NURAY Digital, from January 2015 until August 2015, and served as the Secretary of Commerce for the State of North Carolina from January 2013 until December 2014. Mrs. Decker was the founder and principal of The Tapestry Group, a faith-based, non-profit organization, located in Rutherfordton, North Carolina, from August 2004 until January 2013. Mrs. Decker previously served as President of Tanner Holdings, LLC and Doncaster, apparel manufacturers, from August 1999 until September 2004. Mrs. Decker is a director of Coca-Cola Bottling Company Consolidated, Inc. in Charlotte, North Carolina. She also served as a director of Family Dollar Stores, Inc., in Charlotte, North Carolina, until June 2015. She previously served as a Director of our Company from 2005 until April 2013, when she resigned to become North Carolina’s Secretary of Commerce.

Experience and Qualifications

Mrs. Decker’s prior service on our Board and various committees of the Board provide her with experience relative to our operations and initiatives. Mrs. Decker’s service as Secretary of Commerce for the State of North Carolina provided her with economic development experience, as well as experience dealing with various aspects of government, including working with the executive and legislative branches of state government. Her executive-level experience, along with her experience serving on the boards of two other public companies, prepared her well to offer our Board and management insights on various aspects of corporate operations. Prior to first joining our Board in 2003, Mrs. Decker served as an executive officer of another public utility. Her role there focused on residential service matters and implementation of demand side management programs, both extremely important to our Company’s future success.

Kevin B. Marsh Chairman, Chief Executive Officer, President and Chief Operating Officer, SCANA Corporation Director since 2011 Age 61

Biographical Information

Mr. Marsh has been employed by SCANA or its subsidiaries for over 30 years, and since December 2011 he has served as SCANA’s Chairman of the Board and Chief Executive Officer. Since January 2011, he has also served as our President and Chief Operating Officer. He served as our Chief Financial Officer from 1996 to April 2006, and served as a Senior Vice President from 1998 to January 2011. In addition, he served as President of our principal subsidiary, South Carolina Electric & Gas Company, from April 2006 to November 2011. Mr. Marsh served on the boards of First Citizens Bank and Trust Company, Inc. and its holding company, First Citizens Bancorporation, Inc., from 2004 until their mergers with First-Citizens Bank & Trust Company and First Citizens BancShares, Inc. in 2015 and 2014, respectively, including serving as Chair of the Compensation Committee.

Experience and Qualifications

Mr. Marsh brings significant hands-on experience to our Board having served our Company in senior operational and financial positions for over three decades, as well as having practiced as a certified public accountant for several years prior to joining us. His vast financial, operational and regulatory experience with us and as a director of a financial institution and its holding company makes him a trusted and experienced advisor for our Board.

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BOARD MEETINGS — COMMITTEES OF THE BOARD

The Board held four quarterly Board meetings, one Code of Conduct and Ethics training session, one Federal Energy Regulatory Commission training session, and several strategy sessions in 2016. Each incumbent director attended 100% of all meetings of the Board and Committees of which he or she was a member during 2016. Our directors are expected to attend our Annual Meeting of Shareholders, and all of our directors attended the 2016 Annual Meeting of Shareholders.

Committees of the Board

The table below identifies the members of each of the Board’s Committees as of December 31, 2016. The information below the table identifies the current members of each Board Committee and briefly summarizes the principal functions of each Committee. The Charters of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee, can be found on SCANA’s website at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the caption, “About – Corporate Governance,” and copies are also available in print upon request to the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033.

Committee Member	Audit*	Compensation	Executive	Nominating and Governance	Nuclear Oversight
G. E. Aliff**	Chairman		√	√
J. A. Bennett	√	Chairman	√
J. F. A. V. Cecil	√	√
S. A. Decker		√			√
D. M. Hagood (Lead Director)			√	√	√
K. B. Marsh			Chairman
J. M. Micali	√	√	√	Chairman
L. M. Miller	√			√
J. W. Roquemore		√	√		Chairman
M. K. Sloan		√			√
A. Trujillo				√	√

*	Established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.

**

Mr. Aliff is also our “audit committee financial expert” as defined under Item 407(d)(5) of the Securities and Exchange Commission’s Regulation S-K. Mr. Aliff is independent as defined by the New York Stock Exchange Listing Standards.

AUDIT COMMITTEE (Current Members) G. E. Aliff, Chairman J.A. Bennett J. F. A. V. Cecil J. M. Micali L. M. Miller

The Audit Committee consists entirely of independent directors. The Committee meets, at least quarterly, to discuss and evaluate the scope and results of audits and our accounting procedures and controls. In addition, the Committee meets, at least quarterly, separately with management, the Company’s General Counsel, internal auditors, the independent registered public accounting firm, the Company’s Risk Management Officer and corporate compliance. The Committee reviews major issues regarding accounting principles and financial statement preparation as well as reviews the Company’s quarterly and annual financial statements before submission to the Board of Directors for approval and prior to dissemination to our shareholders, the public and regulatory agencies.

In addition, the Audit Committee appoints (subject to ratification by the shareholders) the independent registered public accounting firm, approves and reviews the scope of each year’s audit, and exercises oversight of the firm’s work. The Committee also sets the compensation of the independent registered public accounting firm and pre-approves all services to be performed by the firm. Additionally, the Audit Committee evaluates the independent registered public accounting

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firm’s qualifications, performance and independence, including a review of the lead audit partner’s performance, taking into account the opinions of the Company’s management and internal auditors, and assures regular rotation of the lead audit partner as required by law. Further discussion regarding the Audit Committee’s pre-approval of such audit services and associated fees can be found under “Pre-Approval of Auditing Services and Permitted Non-Audit Services” on page 63.

The Audit Committee also reviews the scope and effectiveness of our risk management program which includes the review of quarterly reports pertaining to significant risks. The Committee’s role in risk oversight is discussed in more detail on page 18 under the heading “Board’s Role in Risk Oversight.” Additionally, the Audit Committee reviews, on a quarterly basis, the responsibilities and effectiveness of our internal auditing and corporate compliance departments, and reviews reports from those departments regarding the Company’s conformity with applicable legal requirements and with our Code of Conduct. The Committee reviews with management its assessment of internal controls over financial reporting and disclosure controls and procedures. The Audit Committee also reviews with the Board of Directors our compliance with legal, regulatory, and ethical requirements, and the performance and independence of our external auditors and the performance and independence from management of our internal auditors. Additionally, the Committee constitutes the Qualified Legal Compliance Committee.

On an annual basis, the Committee evaluates its own performance and the adequacy of its charter, and recommends to the Board of Directors any improvements to the charter that the Committee deems appropriate.

The Committee met four times during 2016. For a full list of responsibilities, see the Audit Committee’s Charter at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the caption “About – Corporate Governance – Audit Committee.”

The Board has determined that Mr. Aliff is our “audit committee financial expert” as defined under Item 407(d)(5) of the Securities and Exchange Commission’s Regulation S-K. Mr. Aliff is independent as defined by the New York Stock Exchange Listing Standards.

COMPENSATION COMMITTEE (Current Members) J. A. Bennett, Chairman J. F. A. V. Cecil S. A. Decker J. M. Micali J. W. Roquemore M. K. Sloan

The Compensation Committee consists entirely of independent directors. The Committee reviews and makes recommendations to the Board with respect to compensation plans, recommends to the Board persons to serve as our senior officers and as senior officers of our subsidiaries, and recommends to the Board salary and compensation levels, including all benefits, for our officers and officers of our subsidiaries.

The Committee also approves goals and objectives with respect to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer’s performance and along with the other independent directors sets his compensation based on this evaluation. Additionally the Committee reviews succession and continuity planning with the Chief Executive Officer, reviews operating performance relative to the Company’s bonus and incentive programs and reviews management’s Compensation Discussion and Analysis relating to executive compensation prior to its inclusion in our proxy statement. Further, the Committee approves the inclusion of a Compensation Committee Report in our proxy statement as well as reviews the level of SCANA stock ownership by senior executive officers to determine if each is in compliance with the Company’s minimum ownership requirement, and, as may be requested and appropriate, grants temporary waivers from such requirements.

The Committee met three times during 2016. For a full list of responsibilities, see the Compensation Committee’s Charter at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the caption “About – Corporate Governance – Compensation Committee.”

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EXECUTIVE COMMITTEE (Current Members) K. B. Marsh, Chairman G. E. Aliff J. A. Bennett D. M. Hagood J. M. Micali J. W. Roquemore

The Executive Committee exercises the powers of the full Board of Directors when the Board is not in session or cannot be called into session in a timely manner to deal with a time sensitive circumstance, with the exception of certain powers specifically reserved to the full Board of Directors by statute. The Committee also advises the Chief Executive Officer on other matters important to the Company (due to the size of our Board of Directors, and availability of our Directors to us, the Executive Committee is rarely required to meet).  Although the Chief Executive Officer from time to time sought the advice of the Executive Committee, there were no formally called meetings of the Executive Committee during 2016.

NOMINATING AND GOVERNANCE COMMITTEE (Current Members) J. M. Micali, Chairman G. E. Aliff D. M. Hagood L. M. Miller A. Trujillo

The Nominating and Governance Committee consists entirely of independent directors. The Committee identifies individuals whom the Committee believes are qualified to become Board members in accordance with the nominating criteria set forth below under “Governance Information—Director Qualification Criteria” (the “Director Qualification Criteria”), and recommends that the Board select such individuals as nominees to stand for election at each Annual Meeting of Shareholders of SCANA. In addition, the Committee reviews and evaluates all persons recommended by shareholders to be Board nominees for director in accordance with the Director Qualification Criteria, evaluates the qualifications and performance of incumbent directors and determines whether to recommend them to the Board for re-election, and in the case of a Board vacancy (including a vacancy created by an increase in the size of the Board), recommends to the Board in accordance with the Director Qualification Criteria an individual to fill such vacancy either through appointment by the Board or through election by shareholders.

The Committee also reviews the independence of SCANA’s Directors as defined by the New York Stock Exchange and as set forth in SCANA’s Governance Principles and makes recommendations to the Board regarding director independence. The Committee reviews the level and form of director compensation and recommends changes to the Board for consideration and approval. At least annually, the Committee reviews the level of SCANA stock ownership by directors to determine if each director is in compliance with the Company’s minimum share ownership requirement. Additionally, the Committee reviews reports and disclosures of insider and affiliated party transactions and makes recommendations to the Board regarding such transactions.

The Committee periodically evaluates the desirability of, and recommends to the Board, any changes in the size, composition, organization and operational structure of the Board. Also, the Committee, annually, or to fill vacancies, identifies Board members qualified to serve on committees of the Board in accordance with the Board Committee Member Qualifications, and recommends such persons to the Board for appointment to such committees, including a recommended Chairperson for each committee, as well as annually, or to fill vacancies, recommends to the Board the appointment of a Lead Director. The Committee annually reviews the membership and responsibilities of Board committees and recommends to the Board any changes that may be appropriate, and reviews and revises as necessary, SCANA’s Governance Principles, taking into account provisions of the Securities Exchange Act of 1934, the listing standards of the New York Stock Exchange and any other source or sources the Committee deems appropriate. The Committee also provides guidance and assistance, as needed, to the Board in performing the Board’s annual self evaluation.

The Committee met six times during 2016. For a full list of responsibilities, see the Nominating and Governance Committee’s Charter at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the caption “About – Corporate Governance – Nominating and Governance Committee.”

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NUCLEAR OVERSIGHT COMMITTEE (Current Members) J. W. Roquemore, Chairman S. A. Decker D. M. Hagood M. K. Sloan A. Trujillo

The Nuclear Oversight Committee consists entirely of independent directors. The Committee meets at least quarterly to monitor, discuss, and evaluate our nuclear operations, which include regulatory matters, operating results, training and other related topics. The Committee periodically tours the V.C. Summer Nuclear Station and its training facilities.

The Committee also reviews with the Institute of Nuclear Power Operations, on a periodic basis, its appraisal of our nuclear operations. Additionally, the Committee routinely presents an independent report to the Board on the status of our nuclear operations. The Committee met four times during 2016.

GOVERNANCE INFORMATION

Governance Principles

Our Governance Principles can be found on our website at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the “About – Corporate Governance – Governance Principles” caption, and are also available in print upon request to the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033.

Director Independence

Our Governance Principles require that a majority of our directors be independent under the New York Stock Exchange Listing Standards and under any Director Qualification Standards recommended by the Board of Directors. To be considered “independent” pursuant to the SCANA Director Qualification Standards, a director must be determined by resolution of the Board as a whole, following thorough deliberation and consideration of all relevant facts and circumstances, to have no material relationship with us except that of director and to satisfy the independence standards of the New York Stock Exchange. Under the SCANA Director Qualification Standards, a director is required to be unencumbered and unbiased and able to make business judgments in our long-term interests and those of our shareholders as a whole, to deal at arm’s length with us, and to disclose all circumstances material to the director that might be perceived as a conflict of interest. The Director Qualification Standards are set forth in our Governance Principles, which are available on our website as noted above and further described herein under “Director Qualification Criteria” on page 19.

Our Governance Principles also prohibit Audit Committee members from having any direct or indirect financial relationship with us other than the ownership of our securities and compensation as directors and committee members.

The Board has determined that all of our current directors and director nominees, except Mr. Marsh who is our current Chairman, President, Chief Executive Officer and Chief Operating Officer, are independent under the New York Stock Exchange Listing Standards and our Governance Principles. Mr. Stowe, who served as a director until the 2016 Annual Meeting, was also independent under the New York Stock Exchange Listing Standards and our Governance Principles.  The Board has also determined that each member of the Audit Committee, Compensation Committee, and Nominating and Governance Committee is independent under the New York Stock Exchange Listing Standards and our Governance Principles.

Board Leadership Structure, Executive Sessions of Non-Management Directors and Lead Director

Our bylaws provide for a Chairman of the Board, to be chosen by the Board from among its members, who shall, if present, preside at meetings of the shareholders and Board of Directors, who may call special meetings of the shareholders and the Board of Directors, and who shall perform such other duties as may be assigned by the Board. The bylaws also permit the Chief Executive Officer, if he or she is a member of the Board, to be chosen as the Chairman. Our Governance Principles provide for the positions of Chairman and Chief Executive Officer to be held by the same person, and for more than 20 years, our Chief Executive Officer has been chosen as Chairman of the Board.

We believe this leadership structure is appropriate because it has served us well for over two decades, and because all of our current directors are independent, except Mr. Marsh, who is our Chairman, Chief Executive Officer, President and

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Chief Operating Officer. Many of our directors also live and work, or have substantial business interests in our service area; therefore, they have access to information about us and our operations from sources other than our management’s presentations to the Board. Further, South Carolina law and our bylaws make it clear that the business and affairs of the Company are managed under the direction of the Board of Directors, and that management control is subject to the authority of the Board of Directors to appoint and remove any of our officers at any time.

To promote open discussion among themselves, our independent directors meet regularly in executive session without members of management present. The Board annually elects an independent Lead Director to preside at all meetings at which the Chairman is not present, including executive sessions of the independent directors held at each regularly scheduled Board meeting. In 2016, Mr. Hagood was elected independent Lead Director to serve until the 2017 Annual Meeting of Shareholders. After the 2017 Annual Shareholders’ Meeting, the Board will again appoint an Independent Lead Director to serve until the 2018 Annual Meeting of Shareholders. The independent Lead Director also has the authority to call meetings of the independent directors when necessary or appropriate. The Chairs of the Audit, Compensation, Nuclear Oversight, and Nominating and Governance Committees of the Board each preside as the Chair at meetings of independent directors at which the Independent Lead Director is not present when the principal items to be considered are within the scope of authority of his or her Committee.

Board’s Role in Risk Oversight

As noted above, our business and affairs are managed under the direction of our Board of Directors. This includes the Board overseeing the types and amounts of risks undertaken. In discharging its oversight responsibilities, the Board relies on a combination of the business experience of members of the Board and the expertise and business experience of our officers and employees, as well as, from time to time, advice of various consultants and experts. An appropriate balancing of risks and potential rewards with the long-term goals of the Company is, and historically has been, implicit in the decisions and policies of the Board. Because risk oversight is so thoroughly interwoven into the direction of the Board, other than as set forth below, no special provision has been made for that oversight in the Board’s leadership structure.

The Board has established an executive senior officer-level Risk Management Committee which reports directly to the Audit Committee of the Board. The Risk Management Committee is comprised of the Company’s senior executive officers, one of whom is the Risk Management Officer. The Company’s Chief Executive Officer serves as Chair of the Risk Management Committee. Committee membership is comprised of all senior executive officers in order to bring together expertise in general business and all operational areas, as well as finance, legal, administrative and regulatory areas. The Risk Management Officer oversees a staff of 8 employees with primary responsibilities in the area of risk management.

The Risk Management Committee conducts regularly scheduled meetings at which the Committee receives presentations from management representatives. The Committee also meets as needed between regularly scheduled meetings. Pursuant to authority granted by the Board of Directors, the Committee sets policies and guidelines for risk management. The Committee has also established sub-committees with expertise tailored to the review, discussion and monitoring of risks of a particular operation.

At each quarterly meeting of the Board, the Audit Committee receives a report from the Risk Management Officer. Several members of the Risk Management Committee are also present at the Audit Committee meetings to provide details of the Committee’s work and respond to questions raised by Audit Committee members. Also, at each quarterly meeting of the Board of Directors, the Board reviews and discusses a report prepared by the Company’s Risk Management Officer and approved by the Risk Management Committee, which sets forth certain high-level risks identified by the Company’s senior executive officers and others. The report also provides the current status of such high-level risks, and further identifies where the primary responsibility for risk oversight resides, including both at the Board and Committee level, and identifies the senior executive officer who has primary responsibility for oversight of the particular risk.

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Director Nomination Process

The Nominating and Governance Committee recommended to the Board the individuals nominated for Director positions at the Annual Meeting.

Director Candidate Recommendations.  The Nominating and Governance Committee will consider for recommendation to the Board as Board of Directors’ nominees, candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a candidate to the Nominating and Governance Committee for consideration as a Board of Directors’ nominee, such shareholder must confirm his or her share ownership and submit in writing to the Nominating and Governance Committee the recommended candidate’s name, a brief resume setting forth the recommended candidate’s business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve. This information must be delivered to the SCANA Nominating and Governance Committee, c/o the Corporate Secretary at the Company’s address and must be received no later than 120 days prior to the first anniversary of the date of the proxy statement sent to shareholders in connection with the preceding year’s annual meeting for a potential candidate to be considered as a potential Board of Directors’ nominee. The Nominating and Governance Committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will be considered on the same basis as candidates otherwise chosen by the Nominating and Governance Committee.

Shareholder Director Nominees.  Director candidates recommended by shareholders will not be considered for recommendation by the Nominating and Governance Committee as potential Board of Directors’ nominees if the shareholder recommendations are received later than 120 days prior to the first anniversary of the date of the proxy statement sent to shareholders in connection with the preceding year’s annual meeting. If the Nominating and Governance Committee chooses not to recommend a shareholder candidate as a Board of Directors’ nominee, or if a shareholder chooses to personally nominate a candidate, the shareholder may come to an annual meeting and nominate a director candidate for election at the annual meeting if the shareholder has given notice of his or her intention to do so in writing to the SCANA Corporate Secretary at least 120 days prior to the first anniversary of the date of the proxy statement sent to shareholders in connection with the preceding year’s annual meeting. Such shareholder nominations must also comply with the other requirements in our bylaws. Any shareholder may request a copy of the relevant bylaw provision by writing to the Office of the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his or her instructions, the voting inspectors shall disregard all votes cast for each such nominee.

Shareholder Proxy Access Director Nominees.    After reviewing the increasing support of institutional shareholders and others for proxy access, and determining the appropriate proxy access parameters for our Company, we amended our Bylaws on December 30, 2016 to allow any shareholder (or group of no more than 20 shareholders) owning 3% or more of the Company's common stock continuously for at least 3 years to nominate candidates for election for up to the greater of one director or 20% of the number of directors to be elected if the Board is classified, or the greater of two directors or 20% of the number of directors in office if the Board is not classified, and require the Company to include such nominees in our proxy statement and on our proxy card.  In order to nominate a director pursuant to our proxy access bylaw, shareholders who meet the eligibility and other requirements set forth in Article I, Section 7 of our Bylaws must send notice to our Corporate Secretary at our executive offices of intention to nominate a director pursuant to the proxy access bylaw.  The notice must provide the detailed information and meet the other requirements set forth in our proxy access bylaw, and be timely received by our Corporate Secretary as provided in our proxy access bylaw.  The shareholder also must comply with the other requirements in the bylaws. Any shareholder may request a copy of the relevant bylaw provision by writing to the Office of the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033.

Director Qualification Criteria

In identifying and evaluating potential nominees, the Nominating and Governance Committee Charter directs the Committee to take into account applicable requirements for directors under the Securities Exchange Act of 1934, the Listing Standards of the New York Stock Exchange and the Director Qualification Standards in our Governance Principles, including our policy that a majority of our directors be independent.

The Nominating and Governance Committee may take into consideration such other factors and criteria as it deems appropriate in evaluating a candidate, including his or her knowledge, expertise, skills, integrity, judgment, business or

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other experience and reputation in the business community, the interplay of the candidate’s experience with the experience of other Board members, diversity, and the extent to which the candidate would be a desirable addition to the Board and any committees. Although the Nominating and Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees, the Committee considers racial, cultural and gender diversity, as well as diversity in business and personal experience and skill sets among all of the directors as part of the total mix of information it takes into account in identifying nominees. Additionally, the Director Qualification Standards set forth in our Governance Principles include the following:

•	Directors must possess and have demonstrated the highest personal and professional ethics, integrity and values consistent with ours;

•	Directors must be unencumbered and unbiased and able to make business judgments in our long-term interests and those of our shareholders as a whole;

•	Directors must deal at arm’s length with us and our subsidiaries and disclose all circumstances material to the director that might be perceived as a conflict of interest;

•	Directors must be committed to the enhancement of the long-term interests of our shareholders;

•	Directors must be willing to challenge the strategic direction of management, exercising mature judgment and business acumen;

•	Directors must be willing to devote sufficient time and care to the exercise of their duties and responsibilities;

•	Directors must possess significant experience in management positions of successful business organizations;

•

Directors who serve as chief executive officers or equivalent positions should not serve on more than two boards of public companies in addition to our Board; other directors should not serve on more than four boards of public companies in addition to our Board; and

•	The term of office of a director who is not a salaried employee of SCANA will expire at the annual meeting next preceding the date on which such director attains age 70.

Our bylaws require that our independent directors hold SCANA common stock equal to the number of shares granted in the five most recent annual stock retainers, as such retainer may be adjusted from time to time.

Director Share Ownership Requirements

As noted in the Director Qualification Standards set forth in the preceding section, our bylaws require that our independent directors hold SCANA common stock equal to the number of shares granted in the five most recent annual stock retainers. Currently, a portion of the retainer fees paid to independent directors is required to be paid in shares of our common stock. For 2016, the number of shares issued to each independent director to satisfy the annual stock retainer was 1,823.  As of February 2017, all independent directors whose terms will continue after the Annual Meeting, or who have been nominated for reelection, met this stock ownership requirement, with the exception of our newest directors Mrs. Decker and Messrs. Aliff, Cecil and Trujillo who are all currently on track to meet the requirement. Directors Decker and Aliff have until October 2021 and Directors Cecil and Trujillo have until October 2019 to acquire the required level of stock ownership. All subsequently elected independent directors will have six years from the date of their election to the Board to meet the requirement. The Nominating and Governance Committee conducts an annual review of the level of share ownership for each independent director to ensure compliance with the requirement. The Nominating and Governance Committee also has the discretion to grant a temporary waiver of the minimum share ownership requirement if an independent director demonstrates to the Nominating and Governance Committee that such a waiver is appropriate due to a financial hardship or for other good reason.

Under the Director Compensation and Deferral Plan, independent directors may make an annual irrevocable election to defer all or a portion of the annual stock retainer fee into a hypothetical investment in our common stock, with distribution from the Plan to be ultimately payable in shares of our common stock. Independent directors may also elect for other fees to be deferred into a hypothetical investment in our common stock under the Plan, with distribution from the Plan to be ultimately payable in shares of common stock. Shares held directly and amounts deferred pursuant to the Director

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Compensation and Deferral Plan and denominated in shares are taken into consideration in determining if our independent directors meet the minimum share ownership requirement under our bylaws. Eligible Directors may also defer all or a portion of their cash retainer fees and 100% (but not less than 100%) of their annual stock retainer fees into a hypothetical investment in our common stock under the Executive Deferred Compensation Plan, and those shares are also taken into consideration in determining if our Directors meet the minimum share ownership requirements. See “Executive Compensation — Executive Deferred Compensation Plan” beginning on page 47, and “Director Compensation — Director Compensation and Deferral Plan” on page 56.

Majority Withheld Director Resignation Policy

Our Company and our Board are supportive of majority voting for Directors, and we continue to evaluate how we can further implement majority voting for directors. At present, our Governance Principles provide for a modified majority voting policy for the election of our directors, pursuant to which each director nominee agrees that, as a condition to being nominated, if, in an uncontested election of directors, such nominee receives a greater number of voting instructions designated as “withheld” from his or her election than votes cast as “for” his or her election, then such nominee will, within five days following the certification of the shareholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee will consider such tendered resignation, and promptly following the date of the shareholders’ meeting at which the election occurred, will make a recommendation to the Board concerning the acceptance or rejection of such resignation. In determining its recommendation to the Board, the Nominating and Governance Committee will consider all factors deemed relevant by the members of the Committee including, without limitation, the stated reason or reasons why shareholders who cast “withhold” votes for the director did so, the qualifications of the director (including, for example, the impact that the director’s resignation would have on the Company’s compliance with the requirements of the Securities and Exchange Commission, the New York Stock Exchange and our Corporate Governance Principles), and whether the director’s resignation from the Board would be in the best interests of the Company and its shareholders.

The Nominating and Governance Committee also will consider a range of possible alternatives concerning the director’s tendered resignation as members of the Committee deem appropriate, including, without limitation, acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Nominating and Governance Committee to have substantially resulted in the voting instructions designated as “withheld”. The Board will take formal action on the Nominating and Governance Committee’s recommendation no later than 90 days following the date of the shareholders’ meeting at which the election occurred. Following the Board’s decision on the Nominating and Governance Committee’s recommendation, the Company will promptly disclose, in a Form 8-K filed with the Securities and Exchange Commission, the Board’s decision, together with a full explanation of the process by which the decision was made and, if applicable, the Board’s reason or reasons for rejecting the tendered resignation.

Communications with the Board of Directors, Including Non-Management Directors

Shareholders and other interested parties can communicate with the Board, with the independent directors as a group or with any director by writing to them, c/o Gina Champion, Deputy General Counsel and Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, or by sending an e-mail to SCANAindependentdirectors17@scana.com (for correspondence to the independent directors), to SCANAchairman17@scana.com (for correspondence to the CEO/Chairman) or to gchampion@scana.com (for correspondence to a particular director). Interested parties also may communicate with the chair of the following Committees by sending an e-mail to: auditchair17@scana.com,  compensationchair17@scana.com, or nomandgovchair17@scana.com. The Corporate Secretary may initially review communications to Directors and send a summary to the Directors, but has discretion to exclude from transmittal any communications that are commercial advertisements or other forms of solicitation or individual service or billing complaints (although all communications are available to the Directors at their request). The Corporate Secretary will forward to the Directors any communications raising substantive issues.

Prohibition on Hedging, Margining or Pledging of Shares

Our Insider Trading Policy prohibits officers, directors, employees and related persons from pledging, margining or engaging in hedging transactions with respect to shares of the Company’s common stock.

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SCANA’s Code of Conduct & Ethics

All of our employees (including the Chief Executive Officer, Chief Financial Officer, President and Controller) and Directors are required to abide by the SCANA Code of Conduct & Ethics (the “Code of Conduct”) to ensure that our business is conducted in a consistently legal and ethical manner. The Code of Conduct forms the foundation of a comprehensive process that promotes compliance with corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct, and a belief in the integrity of our employees. Our policies and procedures cover all areas of business conduct and require adherence to all laws and regulations applicable to the conduct of our business.

The full text of the Code of Conduct is published on our website, at www.scana.com (which is not intended to be an active hyperlink; the information on SCANA’s website is not part of this proxy statement or any report filed with the Securities and Exchange Commission) under the “About – Corporate Governance” caption, and a copy is also available in print upon request to the Office of the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033. We intend to disclose future amendments to, or waivers from, certain provisions of the Code of Conduct on our website within two business days following the date of such amendment or waiver.

RELATED PARTY TRANSACTIONS

Our Governance Principles and Nominating and Governance Committee Charter address independence requirements for our Directors. As part of our independence analysis, our Nominating and Governance Committee must review and assess any related party transactions involving our Directors and their immediate family members and certain of their affiliates as required by the New York Stock Exchange Listing Standards. Our Governance Principles also address Director requirements for avoidance of conflicts of interest and disclosure of conflicts of interest or potential conflicts of interest, and prohibit loans or extensions of credit to Directors. Our Code of Conduct addresses requirements for avoidance of conflicts of interest by all of our employees. Our Governance Principles, Nominating and Governance Committee Charter and Code of Conduct are all written documents. With the exception of annual director and officer questionnaires, our Governance Principles, our Code of Conduct, and our Nominating and Governance Committee Charter, there are no additional written policies and procedures relating to the review, approval or ratification of related party transactions by the Board.

To help us perform our independence and related party transaction analysis, we require that each senior executive officer, executive officer, director and director nominee complete an annual questionnaire and report all transactions with us in which such persons (or their immediate family members and certain of their affiliates) had or will have a direct or indirect material interest (except for salaries and other compensation and benefits, directors’ fees, and dividends on our stock). It is our general intention to avoid such transactions. Our General Counsel reviews responses to the questionnaires and any other information about related party transactions that may be brought to his attention. We use the questionnaires and the annual Code of Conduct training to help ensure the effective implementation and monitoring of compliance with such policies and procedures. If any such related party transactions are disclosed, they are reviewed by the Nominating and Governance Committee pursuant to the requirements of its Charter. If appropriate, any such transactions are submitted to the Board for approval.

The Nominating and Governance Committee does not use any formal written standards in determining whether to submit a related party transaction to the Board for approval. As noted above, we attempt to avoid such transactions altogether. On the rare occasions when such transactions have arisen, our Nominating and Governance Committee, which is comprised solely of independent Board members, reviewed the proposed or actual transactions and utilized their business judgment to determine which of them should be submitted for review to the full Board. In practice, all such transactions that have arisen in recent years have been reviewed by the full Board, even when they were well below the threshold for proxy statement disclosure and below the threshold at which director independence could be compromised.

The types of transactions that have been reviewed in the past include the purchase and sale of goods, services or property from companies for which our Directors serve as executive officers or directors, the purchase of financial services and access to lines of credit from banks for which our directors serve as executive officers or directors, and senior executive officer relocation and severance benefits. During 2016, the only potential related party transaction discussed was a request by a Director to serve on the board of another company. No related party issues were identified as a result of that review.

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SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

The following table lists the amounts of our common stock beneficially owned on February 21, 2017, by each director, each nominee, each person named in the Summary Compensation Table on page 42, and all directors and executive officers as a group.

	Amount and
	Nature of
	Beneficial	Percent of
Name of Beneficial Owner	Ownership(1)(2)(3)(4)	Class
K. B. Marsh	47,064	*
J. E. Addison	25,288	*
S. A. Byrne	26,200	*
R. T. Lindsay	3,260	*
W. K. Kissam	19,453	*
G. E. Aliff	2,829	*
J. A. Bennett	50,418	*
J. F. A. V. Cecil	7,561	*
S. A. Decker	2,895	*
D. M. Hagood	22,399	*
J. M. Micali	36,171	*
L. M. Miller	69,787	*
J. W. Roquemore	42,742	*
M. K. Sloan	66,100	*
A. Trujillo	7,561	*
All executive officers and directors as group (20 persons)	524,604	*

*	Less than 1%

(1)	Includes shares purchased through February 21, 2017 by the Trustee under the SCANA Corporation 401(k) Retirement Savings Plan.

(2)

Includes hypothetical shares acquired under the Director Compensation and Deferral Plan and dividends accrued thereon. These hypothetical shares are paid out in shares and do not have voting rights. As of February 21, 2017, the following directors had acquired the following numbers of hypothetical shares: Messrs. Aliff — 2,829; Bennett — 47,054; Cecil — 2,324; Hagood — 20,989; Micali — 36,171; Roquemore — 28,642; Sloan — 65,575; and Ms. Miller — 65,096.

(3)

Hypothetical shares acquired under the Executive Deferred Compensation Plan are not included in the above table. These hypothetical shares are paid out in cash and do not have voting rights. As of February 21, 2017, the following officers and directors had acquired the following numbers of hypothetical shares: Messrs. Marsh — 19,894; Addison — 3,056; Byrne — 30,210; Kissam — 154; and Hagood — 4,507.

(4)	Includes shares owned by close relatives and/or shares held in trust for others, as follows: other executive officers as a group — 12,714.

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FIVE PERCENT BENEFICIAL OWNERSHIP OF SCANA COMMON STOCK

The following table provides information about persons known by us to be the beneficial owners of more than five percent of our common stock as of December 31, 2016. Except with respect to the SCANA Corporation 401(k) Retirement Savings Plan and Evercore Trust Company, N.A., this information was obtained from Schedules 13G filed with the Securities and Exchange Commission and we have not independently verified it.

	Amount and Nature
	of Beneficial		Percent of
Name and Address of Beneficial Owner	Ownership		Class

The Vanguard Group, Inc.
100 Vanguard Boulevard
Malvern, PA 19355	13,091,681	(1)	9.16%

BlackRock, Inc.
55 East 52nd Street
New York, NY 10055	12,352,708	(2)	8.60%

SCANA Corporation 401(k) Retirement Savings Plan
Bank of America, N.A., as Trustee
1400 American Boulevard, Third Floor
Pennington, NJ 08534

Evercore Trust Company, N.A.
55 East 52nd Street, 36th Floor
New York, NY 10055	11,286,237	(3)	7.90%

State Street Corporation
State Street Financial Center
One Lincoln Street
Boston, MA 02111	7,268,986	(4)	5.09%

(1)

In its most recently filed Schedule 13G, The Vanguard Group, Inc. reported sole voting power with respect to 233,336 shares, shared voting power with respect to 28,184 shares, sole dispositive power with respect to 12,847,038 shares, and shared dispositive power with respect to 244,643 shares.

(2)

In its most recently filed Schedule 13G, BlackRock, Inc. reported sole voting power with respect to 11,077,863 shares, sole dispositive power with respect to all 12,352,708 shares, and shared voting and shared dispositive power with respect to no shares.

(3)

The SCANA Corporation 401(k) Retirement Savings Plan has shared power to vote and dispose of all of these shares. Participants have the opportunity to give voting instructions to the Plan trustee with respect to shares held in their accounts, and the trustee is required to vote the shares in accordance with such instructions. Shares that are not voted by participants are voted proportionally to the Plan shares voted.  Evercore Trust Company, N.A. also has shared dispositive power with respect to all of the same shares in its capacity as independent fiduciary and investment manager for the SCANA Stock Fund under the SCANA Corporation 401(k) Retirement Savings Plan.

(4)

In its most recently filed Schedule 13G, State Street Corporation reported sole voting and sole dispositive power with respect to no shares, and shared voting and shared dispositive power with respect to all 7,268,986 shares.

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EXECUTIVE COMPENSATION

Compensation Committee Processes and Procedures

Our Compensation Committee, which is comprised entirely of independent directors, administers our senior executive compensation program. Compensation decisions for all senior executive officers are approved by the Compensation Committee and recommended by the Committee to the full Board for final approval. The Committee considers recommendations from our Chairman and Chief Executive Officer in setting compensation for senior executive officers.

In addition to attendance by members of the Compensation Committee, the Committee’s meetings are also regularly attended by our Chairman and Chief Executive Officer, our Senior Vice President of Administration and Human Resources Department employees, as well as management’s and the Board’s compensation consultants. At each meeting the Committee also meets in executive session without members of management present. The Chairman of the Committee reports the Committee’s recommendations on executive compensation to the Board of Directors. Our Human Resources, Tax and Finance Departments support the Compensation Committee in its duties, and the Committee may delegate authority to these departments to fulfill administrative duties relating to our compensation programs.

The Committee has the authority under its Charter to retain, approve fees for, and terminate advisors, consultants and others as it deems appropriate to assist in the fulfillment of its responsibilities. Pursuant to this authority, the Committee engages the services of its own independent compensation consultant, Pearl Meyer & Partners. Management engages the services of Willis Towers Watson as its executive officer and director compensation consultant. In consultation with Pearl Meyer & Partners, the Committee also uses relevant information provided by Willis Towers Watson to assist it in carrying out its responsibilities for overseeing matters relating to compensation plans and compensation of our senior executive officers. Using information provided by Willis Towers Watson, which is a national compensation consultant, helps assure the Committee that our policies for compensation and benefits are competitive and aligned with utility and general industry practices. However, the Committee believes that also engaging its own independent compensation consultant eliminates the appearance of any potential conflict of interest that might arise because management’s consultant also performs other services for the Company. Pearl Meyer & Partners does not perform any additional services for the Company.

The Compensation Committee has assessed the independence of Pearl Meyer & Partners pursuant to Securities and Exchange Commission rules and New York Stock Exchange Listing Standards and determined that Pearl Meyer & Partners’ work for the Compensation Committee does not raise any conflict of interest.

Compensation Committee Interlocks and Insider Participation

During 2016, decisions on various elements of executive compensation were made by the Compensation Committee. No officer, employee, former officer or any related person of SCANA or any of its subsidiaries served as a member of the Compensation Committee.

The directors who served on the Compensation Committee during 2016 were:

Mr. James A. Bennett (Chairman since April 2016)

Mr. John F. A. V. Cecil

Mrs. Sharon A. Decker

Mr. James M. Micali

Mr. James W. Roquemore

Mr. Maceo K. Sloan (Chairman until April 2016)

Mr. Harold C. Stowe

Compensation Risk Assessment

Our Human Resources, Risk Management, and Legal Departments have jointly reviewed our compensation policies and procedures to determine whether they present a significant risk to the Company. Based on this review we have concluded that our compensation policies and procedures for all employees are not reasonably likely to have a material adverse effect on the Company. Our annual incentive compensation plans for all employees are structured such that appropriate limits are in place to discourage excessive risk taking. In addition, all leadership level employees who are in a position to effect significant policies or projects have compensation at risk on both a short- and long-term basis, which we believe discourages excessive risk taking and encourages supervision of any risk related activities by other employees. Our

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compensation programs and policies, including our senior executive officer share ownership requirements, reward consistent, long-term performance by heavily weighting leadership level compensation to long-term incentives that reward stock, financial, and operating performance. In addition, all of our senior executive officers, who are also members of our Risk Management Committee, oversee and approve individual and business unit objectives for their areas of responsibility so they are positioned to report any risk associated with such individual or business unit objectives to the Risk Management Committee.

Compensation Discussion and Analysis

Objectives and Philosophy of Executive Compensation

Our senior executive compensation program is designed to support our overall objective of increasing shareholder value by:

•	Hiring and retaining premier executive talent;

•	Having a pay-for-performance philosophy that links total rewards to achievement of corporate, business unit and individual goals, and places a substantial portion of pay for senior executives at risk;

•	Aligning the interests of executives with the long-term interests of shareholders through long-term equity-based incentive compensation; and

•

Ensuring that the elements of the compensation program focus on and appropriately balance our financial, customer service, operational and strategic goals, all of which are crucial to achieving long-term results for our shareholders.

We have designed our compensation program to reward senior executive officers for their individual and collective performance and for our collective performance in achieving goals for growth in earnings per share and total shareholder return and other annual and long-term business objectives. We believe our program performs a vital role in keeping executives focused on improving our performance and enhancing shareholder value while rewarding successful individual executive performance in a way that helps to assure retention.

The following discussion provides an overview of our compensation program for all of our senior executive officers (for 2016, a group of 11 people who are at the level of senior vice president and above), as well as a specific discussion of compensation for our Chief Executive Officer, our Chief Financial Officer and the other executive officers named in the Summary Compensation Table that follows this “Compensation Discussion and Analysis.” In this discussion, we refer to the executives named in the Summary Compensation Table as “Named Executive Officers.”

Principal Components of Executive Compensation

During 2016, senior executive compensation consisted primarily of three key components: base salary, short-term cash incentive compensation, and long-term equity-based incentive compensation (under the shareholder-approved Long-Term Equity Compensation Plan). We also provide various additional benefits to senior executive officers, including health, life and disability insurance plans, retirement plans, change in control arrangements, limited perquisites, and, if appropriate, severance and termination benefits. The Compensation Committee makes its decisions about how to allocate senior executive officer compensation among base salary, short-term cash incentive compensation and long-term equity-based incentive compensation on the basis of market information and analysis provided by management’s compensation consultant, and our goals of remaining competitive with the compensation practices of a group of surveyed companies and of linking compensation to our corporate performance and individual senior executive officer performance. We also evaluate the market information for specific positions and consider internal equity issues when making pay adjustments. At the Committee’s discretion, information used or provided by management, or provided by management’s compensation consultant to assist the Committee in making its decisions, may be reviewed by the Committee’s independent compensation consultant, Pearl Meyer & Partners.

A more detailed discussion of each of these components of senior executive officer compensation, the reasons for awarding such types of compensation, the considerations in setting the amounts of each component of compensation, the amounts actually awarded for the periods indicated, and various other related matters are set forth in the sections below.

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Factors Considered in Setting Senior Executive Officer Compensation

Use of Market Surveys and Peer Group Data

We believe it is important to consider comparative market information about compensation paid to executive officers of other companies in order to remain competitive in the executive workforce marketplace. We want to attract and retain highly skilled and talented senior executive officers who have the ability to carry out our short- and long-term goals. To do so, we must be able to compensate them at levels that are competitive with compensation offered by other companies in our business or geographic marketplace that seek similarly skilled and talented executives. Accordingly, we consider market survey results in establishing all components of compensation. The market survey information is provided to us approximately every other year by management’s compensation consultant. In years in which management’s consultant does not provide us with market survey information, and when we require updated information, our process may be to apply an aging factor to the prior year’s information with assistance from management’s consultant, based on its experience in the marketplace. Compensation decisions for 2016 were based on a compensation survey performed in 2015 by management’s compensation consultant, Willis Towers Watson. Prior to management’s consultant conducting the market survey, we assist management’s consultant in understanding the key duties and responsibilities of our positions, which enables the consultant to match our positions with benchmark positions in its database. If management’s consultant is unable to find an exact match for one of our positions in the consultant’s database due to variances in duties and/or position level, we may assist management’s consultant in identifying the most similar position. The market survey information may then be adjusted upward or downward as necessary to match the position as closely as possible.

Our goal is to set base salary and short- and long-term incentive compensation for our senior executive officers at the median (50th percentile) of compensation paid for similar positions by the companies included in the market surveys. We generally set our target at the median because we believe this target will meet the requirements of most of the persons we seek to hire and retain in our geographic area, and because we believe it is fair both to us and to the executives. Variations to this objective may, however, occur as dictated by the experience level of the individual, internal equity, need for specialized talent, and market factors. We do not set a target level for broad-based benefits for our senior executive officers, but we believe our broad-based benefits are approximately at the median.

The companies included in the market survey are a group of utilities and general industry companies of various sizes in terms of revenue. Approximately half of the companies included in the 2015 market survey had substantially the same levels of annual revenues as we had, while the remainder had revenues ranging from one-third to not greater than 3.8 times our revenues with the exception of the inclusion of three utilities that are geographically close to us and have nuclear operations and are competitors for our talent. Market survey results for positions may be size-adjusted using regression analysis to account for these differences in company revenues, which in turn are viewed as a proxy for measuring the relative scope and complexity of the business operations.

The companies included in the 2015 market survey we used in connection with setting base salaries and short- and long-term incentive compensation for 2016, and the states in which they are headquartered are listed below:

Utility Industry: AGL Resources, Inc. (GA); Alliant Energy Corporation (WI); Ameren Corporation (MO); Avista Corp. (WA); CenterPoint Energy, Inc. (TX); CMS Energy Corporation (MI); Consolidated Edison, Inc. (NY); Dominion Resources, Inc. (VA); Duke Energy Corporation (NC); Edison International (CA); Entergy Corporation (LA); Eversource Energy (CT); MDU Resources Group, Inc. (ND); NextEra Energy, Inc. (FL); OGE Energy Corporation (OK); Pepco Holdings, Inc. (DC); Pinnacle West Capital Corporation (AZ); Portland General Electric Co. (OR); Public Service Enterprise Group, Inc. (NJ); Sempra Energy (CA); Southern Company (GA); TECO Energy, Inc. (FL); UIL Holdings Corporation (CT); Vectren Corporation (IN); WEC Energy Group (WI); Westar Energy, Inc. (KS); Xcel Energy, Inc. (MN).

General Industry: Armstrong World Industries, Inc. (PA); Ball Corporation (CO); Curtiss-Wright, (NC); Eastman Chemical Company (TN); Hanesbrands, Inc. (NC); The Hershey Company (PA); Level 3 Communications, Inc. (CO); Mattel, Inc. (CA); Pitney Bowes, Inc. (CT); PolyOne Corporation, (OH); Rockwell Automation, Inc. (WI); Rockwell Collins, Inc. (IA); Sealed Air Corporation (NJ); Snap-on, Inc. (WI); Steelcase Inc. (MI); Terex Corporation (CT); The Scotts Miracle-Gro Company (OH); Tupperware Brands, (FL); Unisys Corporation (PA); WestRock Company (VA).

We believe the utilities included in our market survey are an appropriate group to use for compensation comparisons because they align well with our revenues (other than three utilities included because they are geographically close to us, have nuclear operations and are competitors for our talent), the nature of our business and workforce, and the talent and skills required for safe and successful operations. We believe the additional non-utility companies included in our market

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survey are appropriate to include in our comparisons because they align well with our revenues, and are the types of companies that might be expected to seek executives with the same general skills and talents as the executives we are trying to attract and retain in our geographic area. The companies we use for comparisons may change from time to time based on the factors discussed above as well as their participation in the consultant’s executive compensation surveys.

To make comparisons with the market survey results, we generally divide all of our senior executive officers into utility and non-utility executive groups — that is, executive officers whose responsibilities are primarily related to utility businesses and require a high degree of technical or industry-specific knowledge (such as electrical engineering, nuclear engineering or gas pipeline transmission), and those whose responsibilities are more general and do not require such specialized knowledge (such as business, finance, and other corporate support functions). We then attempt to match to the greatest degree possible our positions with similar positions in the survey results. We may blend the survey results to achieve what we believe is an appropriate comparison.

We also use performance data covering a larger peer group of utilities in determining long-term equity incentive compensation under our shareholder-approved Long-Term Equity Compensation Plan, as discussed under “Long-Term Equity Compensation Plan.”

Personal Qualifications

In addition to considering market survey comparisons, we consider each senior executive officer’s knowledge, skills, scope of authority and responsibilities, job performance and tenure with us as a senior executive officer.

Mr. Marsh has been our Chairman and Chief Executive Officer since December 2011, and he has also served as our President and Chief Operating Officer since January 2011. Prior to January 2011, he served as our Senior Vice President from 1998 to January 2011, and as our Chief Financial Officer from 1996 to April 2006. He previously served as President of South Carolina Electric & Gas Company (“SCE&G”), our largest subsidiary from April 2006 to November 2011, and as SCE&G’s Chief Operating Officer from April 2006 to January 2011. Mr. Marsh previously practiced as a certified public accountant and has been with us for over 30 years. As our Chief Executive Officer, Mr. Marsh is responsible for strategic planning, development of our senior executive officers and oversight of our operations.

Mr. Addison was appointed Executive Vice President of SCANA in January 2012, and he has served as our Chief Financial Officer since April 2006. Additionally, in May 2014, Mr. Addison was appointed President and Chief Operating Officer of our subsidiary, SCANA Energy Marketing, Inc. Prior to January 2012, Mr. Addison had served as a Senior Vice President of SCANA since 2006 and Vice President of Finance from 2001 to 2006. As Chief Financial Officer, he is responsible for all of our financial operations, including accounting, treasury, shareholder and investor relations, taxation and financial planning, and until November of 2016, he was responsible for senior oversight of our information technology functions. Mr. Addison is also a certified public accountant and has been with us for more than 25 years.

Mr. Byrne is an Executive Vice President of SCANA, as well as President of Generation and Transmission and Chief Operating Officer of SCE&G. In these positions he is responsible for overseeing a diversified fleet of coal, natural gas, hydro, nuclear and renewable generating facilities as well as the operation and planning of our high voltage transmission system. His nuclear responsibilities include overseeing the construction of our two new nuclear units. He was previously our Chief Nuclear Officer. He is a degreed engineer with over 30 years of utility experience and has held a Nuclear Regulatory Commission Senior Reactor Operator’s license. Mr. Byrne has been with us for over 20 years.

Mr. Lindsay is a Senior Vice President and the General Counsel of SCANA and its subsidiaries. He is responsible for oversight of all legal, legal regulatory, environmental, and corporate secretary functions. Mr. Lindsay has been with us for 8 years and has more than 40 years experience as an attorney, which includes more than 25 years serving in a General Counsel role.

Mr. Kissam is a Senior Vice President of SCANA, as well as the President of Retail Operations for SCE&G. In these positions he is responsible for providing leadership and strategic planning for the safe and reliable construction, maintenance, and operations of our electric transmission and distribution systems. He also oversees the Company’s renewable energy initiatives. Mr. Kissam has been with us for 29 years.

Other Factors Considered

In addition to the foregoing information, we consider the fairness of the compensation paid to each senior executive officer in relation to what we pay our other senior executive officers. Our Compensation Committee also considers

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recommendations from our Chairman and Chief Executive Officer in setting compensation for senior executive officers. We review our compensation program and levels of compensation paid to all of our senior executive officers, including the Named Executive Officers, annually and may make adjustments based on the foregoing factors as well as other subjective factors.

In 2016, our Compensation Committee reviewed summaries of compensation components (“tally sheets”) for all of our senior executive officers, including the Named Executive Officers. These tally sheets reflect changes in compensation during the prior year, if any, and affix dollar amounts to each component of compensation. Although the Committee did not make any adjustments to executive compensation in 2016 based solely on its review of the tally sheets, it intends to continue to use such tally sheets in the future to review each component of the total compensation package, including base salaries, short- and long-term incentives, severance plans, insurance, retirement and other benefits, as a factor in determining the total compensation package for each senior executive officer.

The Committee does not have a practice of adjusting the size of current and future compensation awards or compensation program components to reflect amounts realized or unrealized by an individual from prior equity grants. In other words, awards are not increased to compensate for prior performance below target, nor are they decreased because of prior performance above target. Likewise, since earnings on equity compensation are not included in any pension calculation formula, any gains, or lack thereof, from prior awards are not considered in setting or earning retirement benefits.

Timing of Senior Executive Officer Compensation Decisions

Annual salary reviews are routinely conducted and any adjustments are made, and short- and long-term incentive compensation awards are routinely granted in February of each year at the first regularly scheduled Compensation Committee and Board meetings. Determinations are also made at those meetings as to whether to pay out awards under the most recently completed cycle of short- and long-term incentive compensation (which include equity based incentive compensation). Compensation determinations also may be made by the Committee at its other quarterly meetings in the case of newly hired executives, employee promotions, or adjustments of existing employees’ compensation that could not be deferred until the February meeting. We routinely release our annual and quarterly earnings information to the public in conjunction with the quarterly meetings of our Board.

Base Salaries

Senior executive officer base salaries are divided into grade levels based on market data for similar positions, experience and certain internal equity considerations. The Compensation Committee believes it is appropriate to set base salaries at a reasonable level that will provide executives with a predictable income base. Accordingly, base salaries are targeted at the median (50th percentile) of the market survey data with the exception of Mr. Marsh’s salary, which is targeted at the 75th percentile. The Compensation Committee reviews base salaries annually and makes adjustments, if appropriate, on the basis of an assessment of individual performance, relative levels of accountability, prior experience, breadth and depth of knowledge, specialized talent required for new operational initiatives, changes in market compensation practices as reflected in market survey data, and relative compensation levels within our Company. In February 2016, the Named Executive Officers received base salary increases in the following percentages: Mr. Marsh, 5%; Mr. Addison, 5%; Mr. Byrne, 5%; Mr. Lindsay, 3%; and Mr. Kissam, 4%. Such increases were based on individual performance and the degree to which the Named Executive Officers’ base salaries were below the market rate for their positions and certain internal equity considerations.

Short-Term and Long-Term Incentive Compensation

Our senior executive officer compensation program provides for both short-term incentive compensation in the form of annual cash incentive compensation, and long-term equity-based incentive compensation payable at the end of periods which have historically lasted three years. Both our Short-Term Annual Incentive and Long-Term Equity Compensation Plans promote our pay-for-performance philosophy, as well as our goal of having a meaningful amount of pay at-risk, and we believe both plans provide us a competitive advantage in recruiting and retaining top quality talent.

We believe the Short-Term Annual Incentive Plan provides our senior executive officers with an annual stimulus to achieve short-term individual and business unit or departmental goals and short-term corporate earnings goals that ultimately help us achieve our long-term corporate goals. We believe the Long-Term Equity Compensation Plan counterbalances the emphasis of short-term incentive compensation on short-term results by focusing our senior executive officers on achievement of our long-term corporate goals, providing additional incentives for them to remain our

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employees by ensuring that they have a continuing stake in the long-term success of the Company, and significantly aligning the interests of senior executive officers with those of our shareholders.

2015 Changes to Short-Term and Long-Term Incentive Compensation Plans

As discussed in the Company’s 2015 and 2016 Proxy Statements, in July of 2014, our Compensation Committee asked management to engage its compensation consultant, Willis Towers Watson, to review our short-term annual incentive and our long-term equity compensation practices for comparability to executive compensation practices of our utility and general industry peers and general compensation best practices. Based on this review, Willis Towers Watson concluded that our executive compensation practices were generally in line with our peers’, with a few exceptions. The Compensation Committee reviewed these exceptions, and recommended to the Board a number of changes for the executive compensation awards to be granted in 2015 from the awards granted over the past several years. Willis Towers Watson advised management that these changes would bring our practices more in line with our peers’ and current market practices.

These changes, which were implemented in 2015, included revising short-term annual incentive awards to equalize weighting of earnings per share goals and individual goals and to reduce the amount of discretionary award that can be paid, and revising long-term equity compensation awards to change the measurement of the performance cycles, increase the maximum payout, and change the mix of performance shares and restricted stock units.  Because the 2014-2016 Long-Term Incentive Compensation Plan awards were granted in February 2014, prior to implementation of the changes, the changes are not reflected in those awards.

Short-Term Annual Incentive Plan

Our Short-Term Annual Incentive Plan provides financial incentives for performance in the form of opportunities for annual incentive cash payments. Participants in the Short-Term Annual Incentive Plan currently include not only our senior executive officers, but also approximately 250 additional employees, including other officers, senior management, division heads and other professionals whose positions or levels of responsibility make their participation in the Plan appropriate. Our Chief Executive Officer recommends, and the Compensation Committee approves, the performance measures, operational goals and other terms and conditions of incentive awards for senior executive officers, including the Named Executive Officers, except the Chief Executive Officer, for whom such determinations are made by the Committee along with the other independent directors.

The Compensation Committee reviews and approves target short-term incentive awards at its first regularly scheduled meeting each year based on percentages assigned to each executive salary grade. Payouts of actual short-term incentive awards are based both on the Company’s achieving pre-determined earnings per share goals in the coming year, and on each senior executive officer’s level of performance in achieving his or her individual and business unit financial and strategic objectives. The Committee selected these performance metrics because it believes they are key measures of financial and operational success, and that achieving our earnings and strategic goals supports the interests of our shareholders. In assessing accomplishment of objectives, the Committee considers the difficulty of achieving each objective, unforeseen obstacles or favorable circumstances that might have altered the level of difficulty in achieving the objective, overall importance of the objective to our long-term and short-term goals, and importance of achieving the objective to enhancing shareholder value. Changes in annual target short-term incentive awards can be made if there are changes in the senior executive officer’s salary grade level or a change in the competitive market target that warrant a target change.

For 2016, the awards under the Short-Term Annual Incentive Plan provided that:

•	50% of the target annual cash incentive award would be earned based on the extent to which we met designated earnings per share goals; and

•

50% of the target award would be earned based on our Named Executive Officers and the other participants’ achieving individual and business unit performance objectives. The Committee reviewed and approved all senior executive officer individual and business unit objectives, and the Committee, along with the other independent directors, approved the Chief Executive Officer’s individual and business unit objectives.

Payouts of awards are scaled based on the levels at which these goals are met. The 2016 Short-Term Annual Incentive Plan further provided that, if we exceeded our earnings per share goals, payouts of up to 130% of the target awards could be earned, which would also be scaled based on the extent to which we exceeded such earnings per share goals. See “—

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Above Target Awards Earned Based on Exceeding the Earnings per Share Goals of the 2016 Annual Incentive Award” beginning on page 32. The Short-Term Annual Incentive Plan also allows discretionary awards up to 20% of target awards, not to exceed a total award of 150% of target for any participant. See “—Discretionary Bonus Awards” beginning on page 33.

The estimated possible payouts that could have been earned under the 2016 Short-Term Annual Incentive Plan if performance objectives were met at threshold, target and maximum levels are set forth in the “2016 Grants of Plan-Based Awards” table on page 43 under the columns beneath the caption “Estimated Possible Payouts under Non-Equity Incentive Plan Awards.” The 2016 payouts under the Short-Term Annual Incentive Plan based on our achieving our earnings per share goal, and our Named Executive Officers’ achieving their individual and business unit objectives, are reflected in the “Summary Compensation Table” on page 42, under the column “Non-Equity Incentive Plan Compensation.”

Earnings per Share Component of the 2016 Annual Incentive Award

Up to 50% of the total 2016 annual incentive award could be earned based on the extent to which we met our earnings per share goals as set forth below:

Earnings per share	Payout (as % of target award)
$3.90	10%
$3.91	14%
$3.92	18%
$3.93	22%
$3.94	26%
$3.95	30%
$3.96	34%
$3.97	38%
$3.98	42%
$3.99	46%
$4.00	50%

Our actual earnings per share for 2016 were $4.16, which resulted in our senior executive officers, and the other participants in the Short-Term Annual Incentive Plan, earning 100% on the 50% of the earnings per share component of the 2016 annual incentive award.

Individual Strategic Objectives Component of 2016 Annual Incentive Award

The remaining 50% of the 2016 annual incentive award was based on our senior executive officers’ level of performance in helping us achieve our annual business objectives by achieving their individual and business unit performance objectives. All of our Named Executive Officers achieved all of their individual and business unit financial and strategic objectives in 2016. Accordingly, our Named Executive Officers earned 100% on the 50% portion of the annual incentive award based on individual and business unit performance.

Individual Strategic Objectives on which 2016 Annual Incentive Awards were Based

All of our Named Executive Officers were responsible for specific financial metrics to support the Company’s earnings per share goals as well as prioritization of actions under, and commencing implementation of, plans to support the Company’s workforce diversity objectives. Specifically, each Named Executive Officer was required to contribute to the Company’s objective to meet an earnings per share growth target. The financial metric also required the identification of additional pre-tax income for 2017.

In addition to the common goals as set forth above, the individual and business unit strategic objectives the Compensation Committee considered in determining short-term incentive awards for the Named Executive Officers were as follows:

Mr. Marsh’s award was based on his oversight and support of our new nuclear construction activities, as well as providing leadership to senior executive officers to ensure successful completion of major 2016 corporate initiatives.

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Mr. Addison’s award was based on his efforts to secure financing related to our new nuclear construction project; completing an evaluation of pricing options under the amended Engineering, Procurement and Construction Agreement relating to our new nuclear construction, and overseeing regulatory approval of additional costs associated with the selected option; and evaluating, in consultation with external advisors and credit rating agencies, the benefit of various tax initiatives, and based on the evaluation, the implementation of appropriate initiatives.

Mr. Byrne’s award was based on his continuing oversight of various aspects of our new nuclear construction activities; completing an evaluation of pricing options under the amended Engineering, Procurement and Construction Agreement relating to our new nuclear construction, and overseeing regulatory approval of additional costs associated with the selected option; and obtaining a long-term coal ash sale agreement and regulatory approvals in connection therewith.

Mr. Lindsay’s award was based on his oversight of our sustainability efforts as articulated in our Environmental Sustainability Report; his involvement in implementation of the amended Engineering, Procurement and Construction Agreement relating to our new nuclear construction and establishment of a Dispute Resolution Board to resolve pricing disputes under the agreement; and his involvement in our response to proposed environmental regulations.

Mr. Kissam’s award was based on his oversight of our achieving specific safety and customer reliability goals for electric operations; developing and overseeing completion of our new nuclear transmission construction milestones; and developing and providing executive leadership for the implementation of a comprehensive community outreach plan.

Above Target Awards Earned Based on Exceeding the Earnings per Share Goals of the 2016 Annual Incentive Award

As discussed in the foregoing sections, all of our Named Executive Officers earned 100% of their target awards under the 2016 Short-Term Annual Incentive Plan, based 50% on our achieving our earnings per share goals and 50% on their meeting individual and business unit objectives.

In addition to the 50% of the awards earned based on earnings per share and the 50% of the awards earned based on results of individual and business unit strategic objectives, our 2016 Short-Term Annual Incentive Plan provided that awards of up to 130% of target could be earned if earnings per share goals exceeded the target of $4.00 as set forth below:

Earnings per share	Payout (as % of target award)
$4.00	100%
$4.01	103%
$4.02	106%
$4.03	109%
$4.04	112%
$4.05	115%
$4.06	118%
$4.07	121%
$4.08	124%
$4.09	127%
$4.10	130%

Our actual earnings per share for 2016 were $4.16, which resulted in our senior executive officers, and the other participants in the Short-Term Annual Incentive Plan, earning 130% of target awards.

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Discretionary Bonus Awards

Our Short-Term Annual Incentive Plan also allows for discretionary awards as may be recommended by our Compensation Committee and approved by our full Board (or all independent directors in the case of the Chief Executive Officer) up to 20% of target awards. The discretion may be applied for all or for individual participants, but no participant’s award may exceed 150% of the participant’s target award.

Our Board also has the discretion to decrease any or all awards made pursuant to the Short-Term Annual Incentive Plan.

During 2016, our Board did not make any discretionary awards, or decrease any awards, to any Named Executive Officers in the Short-Term Annual Incentive Plan.

Long-Term Equity Compensation Plan

The potential value of long-term equity-based incentive compensation opportunities comprises a significant portion of the total compensation package for senior executive officers and key employees. The Compensation Committee believes that emphasizing this component of total compensation provides the appropriate long-range focus for senior executive officers and other key employees who are charged with responsibility for managing the Company and achieving success for our shareholders because it links the amount of their compensation to our long-term business and financial performance.

A portion of each senior executive officer’s potential compensation consists of awards under the Long-Term Equity Compensation Plan. The types of long-term equity-based compensation the Compensation Committee may award under the Plan include incentive and non-qualified stock options, stock appreciation rights (either alone or in tandem with a related stock option), restricted stock, restricted stock units, performance units and performance shares. In recent years, our long-term equity-based awards have been in the form of performance shares and restricted stock units. These long-term equity-based awards are granted subject to satisfaction of specific performance goals and vesting schedules. For the 2014-2016 performance period, awards under the Long-Term Equity Compensation Plan consisted of 80% performance shares and 20% restricted stock units. For the 2015-2017 and 2016-2018 performance periods, awards under the Long-Term Equity Compensation Plan consisted of 70% performance shares and 30% restricted stock units. The Committee has not awarded stock options since 2002 and has no plans to do so in the foreseeable future, and the Committee has not awarded any stock appreciation rights under the Plan.

We believe awards of performance shares align the interests of our executives with those of shareholders because the value of such awards is tied to our achieving financial and business goals that would be expected to affect the value of our common stock. We believe awards of restricted stock units align the interests of our executives with those of shareholders in that they ensure a long-term view of success, and we believe the three-year vesting schedule aids in retention of executives. Although restricted stock units do not have the same risk of forfeiture for failure to meet performance thresholds associated with performance shares, they have no upside potential for payout above target level.

Performance Share Awards

For several years prior to 2015, the Compensation Committee granted performance share awards that were earned, if at all, over a three-year period measured in three one-year cycles based on comparative Total Shareholder Return (“TSR”) and earnings per share growth components. Beginning with grants made in February 2015, however, the three-year periods are measured in a single three-year cycle. Performance share awards based on these components place a portion of executive compensation at risk because executives are compensated pursuant to the awards only when the objectives for TSR and earnings growth are met. Additionally, comparing our TSR to the TSR of a group of other companies reflects our recognition that investors could have invested their funds in other entities and measures how well we performed over time when compared to others in the group.

Performance share awards are denominated in shares of our common stock. The number of target performance shares into which awards are denominated is calculated by multiplying the Named Executive Officer’s base salary by a target percentage based on positions cited in the market survey data and dividing the product by a valuation factor applied to our opening stock price on the date of grant. The target percentage is derived from market survey data of the peer companies listed above under “Factors Considered in Setting Senior Executive Officer Compensation — Use of Market Surveys and Peer Group Data.” The valuation factor is provided to us by management’s compensation consultant and is intended as a means to establish a grant date salary equivalent value that takes into consideration such factors as dividend treatment,

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and potential for maximum performance. Performance share awards may be paid in stock or cash or a combination of stock and cash at the Committee’s discretion, but are most frequently paid in cash. In recent years, all payouts have been in cash. Payouts are based on the closing market price of our stock on the last business day of the three-year performance period.  Performance share awards accrue dividend equivalents prior to vesting, which are paid at vesting based on the level at which the awards are earned.

2014-2016 Performance Share and Restricted Stock Unit Awards

For the 2014-2016 period, we granted awards under the Long-Term Equity Compensation Plan to each of the Named Executive Officers comprised of a combination of 80% performance shares and 20% restricted stock units.

Components of 2014-2016 Performance Share Awards

For the 2014-2016 period, the components on which we based performance share awards to senior executive officers were as follows: (1) one half to be earned based on our level of achieving TSR relative to the TSR of a peer group of companies; and (2) remaining one half to be earned based on our level of achieving growth in “GAAP-adjusted net earnings per share” targets.1  TSR over each of the one-year performance periods was equal to the change in our common stock price, plus cash dividends paid on our common stock during the period, divided by the common stock price as of the beginning of the period.

Performance measurement and award determinations for the performance shares for the 2014-2016 period were made on an annual basis with vesting and payment of awards being deferred until after the end of the three-year period. Accordingly, payouts under the 2014-2016 three-year period were earned for each year that performance goals were met during the three-year period, but vesting and payment were deferred until the end of the three-year period and were contingent upon the participant still being employed with us at the end of the three-year period, subject to certain exceptions in the event of retirement, death or disability. Payouts would also have been accelerated in the event of certain change in control events. See “ — Potential Payments Upon Termination or Change in Control.”

Performance Criteria for the 2014-2016 Performance Share Awards and Earned and Vested Awards for the 2014-2016 Performance Period

For the half of the 2014-2016 performance share awards based on the TSR component, payouts were scaled according to our ranking against a peer group of utilities. Executives could earn threshold payouts (equal to 25% of target award) for each year of the three-year period in which we ranked at the 25th percentile in relation to the peer group’s TSR performance for the one-year cycle. Target payouts (equal to 100% of target award) could be earned for each year of the three-year period in which we ranked at the 50th percentile in relation to the peer group’s TSR performance for the one-year cycle. Maximum payouts (equal to 175% of target award) could be earned for each year of the three-year period in which our performance ranked at or above the 90th percentile in relation to the peer group’s TSR performance for the one-year cycle. Payouts were scaled between 25% and 175% of target based on the actual percentile achieved. No payout could be earned if our performance was less than the 25th percentile, and no payouts could exceed 175% of the target award. Threshold, target and maximum payouts at the 25th, 50th and 90th percentiles were used because these generally matched the levels used by the companies in the market survey data.

1 “GAAP-adjusted net earnings per share,” and “GAAP-adjusted weather-normalized net earnings per share,” as used throughout this proxy statement, are synonymous terms that we have used over time in our periodic reports and external communications to refer to the same non-GAAP financial measure. We believe that this non-GAAP financial measure provides a consistent basis upon which to measure performance from year to year. The measure has historically excluded from earnings such items as the effects arising from abnormal weather, the Company’s adoption of new accounting guidance, the favorable settlement of certain litigation, and the effects of sales of certain investments. Management uses this measure when determining earnings guidance and growth projections and uses the measure in part in making budgetary and operational decisions. During 2014, our GAAP-adjusted weather-normalized net earnings per share of $3.58 were lower than our GAAP net earnings per share of $3.79 due to the exclusion of $0.21 ($0.31 pre-tax less a tax effect of $0.10) attributable to the effects of abnormal weather in the Company’s electric business.  During 2015, our GAAP-adjusted weather-normalized net earnings of $3.73 were lower than our GAAP net earnings per share of $5.22 due to the exclusion of $1.41 ($2.39 pre-tax less a tax effect of $0.98) attributable to the sales of two subsidiaries and $0.08 ($0.12 pre-tax less a tax effect of $0.04) attributable to the effects of abnormal weather in the Company’s electric business.  During 2016, our GAAP-adjusted weather-normalized net earnings per share of $3.97 were lower than our GAAP net earnings per share of $4.16 due to the exclusion of $0.19 ($0.28 pre-tax less a tax effect of $0.09) attributable to the effects of abnormal weather in the Company’s electric business.

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The peer group of utilities with which we compared our TSR for the 2014-2016 period are set forth below:

Alliant Energy Corporation; Ameren Corporation; American Electric Power Company, Inc.; Avista Corporation; CenterPoint Energy Inc.; CMS Energy Corporation; Consolidated Edison, Inc.; Dominion Resources, Inc.; DTE Energy Company; Duke Energy Corporation; Edison International; Entergy Corporation; Exelon Corporation; FirstEnergy Corp.; Great Plains Energy, Inc.; Hawaiian Electric Industries, Inc.; Integrys Energy Group, Inc.; NextEra, Inc.; NiSource Inc.; Northeast Utilities; NorthWestern Corporation; NV Energy; OGE Energy Corp.; Pepco Holdings, Inc.; PG&E Corporation; Pinnacle West Capital Corporation; PNM Resources, Inc.; PPL Corporation; Public Service Enterprise Group, Inc.; Southern Company; TECO Energy, Inc.; UIL Holdings Corporation; UNS Energy Corporation; Vectren Corporation; Westar Energy, Inc.; Wisconsin Energy Corporation; XCEL Energy, Inc.

The number of utilities included in the peer group used for TSR comparisons is larger than the number included in the market survey utility peer group we use for purposes of setting base salary and short- and long-term incentive targets because information about TSR is publicly available for a larger number of utilities. We include only utilities in the TSR peer group because we have assumed that shareholders would measure our performance against performance of other utilities in which they might have invested.

For the first, second and third years of the 2014-2016 performance period, our TSR was at the 61st, 82nd, and 75th percentiles, which resulted in 121% being earned on the TSR component for the first year, 160% being earned for the second year, and 147% for the third year, vesting and payment of which were deferred until the end of the three-year period as discussed above. The overall payout of the TSR portion of the performance shares, which occurred in February 2017, was 142.67%.

For the half of performance shares based on our level of achieving growth in GAAP-adjusted net earnings per share targets, executives could earn threshold payouts (equal to 25% of target award) for each year in the three-year period in which growth in GAAP-adjusted net earnings per share equaled 1%. Executives could earn target payouts (equal to 100% of target award) for each year in which such growth equaled 4.5%, and maximum payouts (equal to 175% of target award) for each year in which such growth equaled or exceeded 8%. Potential payouts were scaled between 25% and 175% based on the actual growth in GAAP-adjusted net earnings per share. No payouts could be earned for any year in which growth in GAAP-adjusted net earnings per share was less than 1%, and no payouts could exceed 175% of target award.

For the first, second and third years of the 2014-2016 period, our growth in GAAP-adjusted net earnings per share was 5.3%,4.2%, and 6.4%, respectively (11.5%, 37.7% and 20.3% respectively, in GAAP net earnings per share (see footnote 1 on page 34 for a reconciliation of our GAAP-adjusted net earnings per share to our GAAP net earnings per share)), which resulted in 117.1%, 93.6%, and 140.7% awards on the earnings per share component being earned for the first, second and third years, respectively, vesting and payment of which were deferred until the end of the three-year period as discussed above. The overall payout of the GAAP-adjusted net earnings per share portion of the performance shares, which occurred in February 2017, was 117.13%.

The overall payout of the total TSR and GAAP-adjusted net earnings per share components of the performance share awards for the 2014-2016 cycle, which occurred in February 2017, was 129.9%, and is reflected in the “2016 Option Exercises and Stock Vested” table on page 45.

2014-2016 Restricted Stock Unit Awards

The 2014-2016 restricted stock unit awards were granted on February 20, 2014, and were based on the fair market value of our common stock on the date of grant. The restricted stock units were subject to a three-year vesting period, and were not performance based. The restricted stock units did not have voting rights prior to vesting, and were subject to forfeiture in the event of termination of employment prior to the end of the vesting period, subject to exceptions for retirement, death, disability, or change in control. The restricted stock units accrue dividend equivalents prior to vesting.  Information about vesting of the restricted stock unit award component of the 2014-2016 awards is reflected in the “2016 Option Exercises and Stock Vested” table on page 45. The restricted stock units were paid in cash in February 2017.

2015-2017 Performance Share and Restricted Stock Unit Awards

As discussed above, in 2015 the Compensation Committee recommended, and the Board approved, a number of changes to our long-term incentive compensation practices to better align them with peer companies. These changes included revising long-term equity compensation awards to change the measurement of performance cycles, increase the maximum payout, and change the mix of performance shares and restricted stock units.

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For the 2015-2017 period, we changed the mix of awards granted under the Long-Term Equity Compensation Plan to each of the Named Executive Officers from a combination of 80% performance shares and 20% restricted stock units to a combination of 70% performance shares and 30% restricted stock units.

Components of 2015-2017 Performance Share Awards

The components on which we based the 2015-2017 performance share awards were as follows: (1) one half to be earned based on our level of achieving TSR relative to the TSR of a peer group of companies; and (2) the remaining one half to be earned based on our level of achieving average growth in GAAP-adjusted weather-normalized net earnings per share targets. Using a 20 trading day average prior to the start and end of the performance period, the TSR over the performance period will be equal to the change in our common stock price, plus cash dividends paid on our common stock during the period, divided by the common stock price as of the beginning of the period.  Unlike the 2014-2016 performance share awards, performance measurement and award determination for the performance shares for the 2015-2017 period will be made for the entire three-year cycle with vesting and payment of awards after the end of the three-year cycle, instead of performance measurement and award determination being made on an annual basis with vesting and payment of awards being deferred until after the end of the three-year period.

Performance Criteria for the 2015-2017 Performance Share Awards

Payouts based on the TSR component of the 2015-2017 performance share awards will be scaled according to our ranking against the same peer group of utilities used for the 2014-2016 period as discussed above under “Performance Criteria for the 2014-2016 Performance Share Awards and Earned and Vested Awards for the 2014-2016 Performance Period,” unless a company could no longer be included due to a merger, dissolution or other similar transaction.

Executives can earn threshold payouts (equal to 25% of target award) if our TSR for the entire three-year period ranks at the 25th percentile in relation to the peer group’s TSR performance for the three-year period. Target payouts (equal to 100% of target award) can be earned if our TSR for the entire three-year period ranks at the 50th percentile in relation to the peer group’s TSR performance for the three-year period. Maximum payouts (equal to 200% of target award) can be earned if our TSR for the entire three-year period ranks at or above the 90th percentile in relation to the peer group’s performance for the three-year period. Payouts will be scaled between 25% and 200% based on the actual percentile achieved for the three-year period. No payout can be earned if our performance over the three-year period is less than the 25th percentile, and no payout can exceed 200% of the target award. Threshold, target and maximum payouts at the 25th, 50th and 90th percentiles were used because these generally matched the levels used by the companies in the market survey data.

For the half of performance shares based on our level of achieving growth in GAAP-adjusted weather-normalized net earnings per share targets, we will determine the growth achieved by calculating GAAP-adjusted weather-normalized net earnings per share for each year in the three-year period and averaging the amounts. Executives can earn threshold payouts (equal to 25% of target award) if for the three-year period, average annual growth in GAAP-adjusted weather-normalized net earnings per share equals 1%. Executives can earn target payouts (equal to 100% of target award) if for the three-year period, such average annual growth equals 4.5%, and maximum payouts (equal to 200% of target award) if for the three-year period, such average annual growth equals or exceeds 8%. Potential payouts will be scaled between 25% and 200% based on the actual average growth in GAAP-adjusted weather-normalized net earnings per share for the entire three-year period. No payouts can be earned if growth in GAAP-adjusted weather-normalized net earnings per share is less than 1% for the three-year period, and no payouts can exceed 200% of target award.

See “Outstanding Equity Awards at 2016 Fiscal Year-End” table on page 44 for information about performance share awards outstanding at the end of 2016.

2015-2017 Restricted Stock Unit Awards

The 2015-2017 restricted stock unit awards were granted on February 19, 2015, and were based on the fair market value of our common stock on the date of grant. The restricted stock units are subject to a three-year vesting period, and are not performance based. The restricted stock units have the same terms as the 2014-2016 restricted stock units as discussed above under “2014-2016 Restricted Stock Unit Awards.” Information about the outstanding restricted stock unit awards granted for the 2015-2017 three-year period is provided in the “Outstanding Equity Awards at 2016 Fiscal Year-End” table on page 44.

36

2016-2018 Performance Share and Restricted Stock Unit Awards

For the 2016-2018 period, we again granted awards under the Long-Term Equity Compensation Plan to each of the Named Executive Officers comprised of a combination of 70% performance shares and 30% restricted stock units.

Components of 2016-2018 Performance Share Awards

The components on which we based the 2016-2018 performance share awards and the TSR measurement for the 2016-2018 performance share awards are the same as for the 2015-2017 awards. Like the 2015-2017 performance share awards, performance measurement and award determination for the performance shares for the 2016-2018 period will be made for the entire three-year cycle with vesting and payment of awards after the end of the three-year cycle. See “—Components of 2015-2017 Performance Share Awards” on page 36.

Performance Criteria for the 2016-2018 Performance Share Awards

Payouts based on the TSR component of the 2016-2018 performance share awards will be scaled according to our ranking against the same peer group of utilities used for the 2014-2016 and 2015-2017 periods as discussed above under “Performance Criteria for the 2014-2016 Performance Share Awards and Earned and Vested Awards for the 2014-2016 Performance Period,” and “Performance Criteria for the 2015-2017 Performance Share Awards,” unless a company could no longer be included due to a merger, dissolution or other similar transaction.

For the half of performance shares based on our level of achieving growth in GAAP-adjusted weather-normalized net earnings per share targets, we will determine the growth achieved by calculating GAAP-adjusted weather-normalized net earnings per share for each year in the three-year period and averaging the amounts. Executives can earn threshold payouts (equal to 25% of target award) if for the three-year period, average annual growth in GAAP-adjusted weather-normalized net earnings per share equals 1%. Executives can earn target payouts (equal to 100% of target award) if for the three-year period, such average annual growth equals 5%, and maximum payouts (equal to 200% of target award) if for the three-year period, such average annual growth equals or exceeds 9%. Potential payouts will be scaled between 25% and 200% based on the actual average growth in GAAP-adjusted weather-normalized net earnings per share for the entire three-year period. No payouts can be earned if growth in GAAP-adjusted weather-normalized net earnings per share is less than 1% for the three-year period, and no payouts can exceed 200% of target award.

See the “2016 Grants of Plan-Based Awards” table on page 43 for information about 2016 grants of performance share awards, and “Outstanding Equity Awards at 2016 Fiscal Year-End” table on page 44 for information about performance share awards outstanding at the end of 2016.

2016-2018 Restricted Stock Unit Awards

The 2016-2018 restricted stock unit awards were granted on February 18, 2016, and were based on the fair market value of our common stock on the date of grant. The restricted stock units are subject to a three-year vesting period, and are not performance based. The restricted stock units have the same terms as the 2014-2016 and 2015-2017 restricted stock units as discussed above under “2014-2016 Restricted Stock Unit Awards” and “2015-2017 Restricted Stock Unit Awards.” Information about the restricted stock unit awards granted for the 2016-2018 three-year period is provided in the “2016 Grants of Plan-Based Awards” table on page 43. See also the “Outstanding Equity Awards at 2016 Fiscal Year-End” table on page 44.

Other 2017 Compensation Decisions

At its February 2017 meeting, the Board, on recommendation of the Compensation Committee, increased the base salaries of Messrs. Marsh (4%), Addison (4%), Byrne (4%), Kissam (4%), and Lindsay (3%). The salary adjustments will not result in compensation materially different from 2016 compensation.

37

Retirement and Other Benefit Plans

We currently sponsor the following retirement benefit plans:

•	A tax qualified defined benefit retirement plan (the “Retirement Plan”) (closed to new employees and rehired employees as of December 31, 2013);

•	A nonqualified defined benefit Supplemental Executive Retirement Plan (the “SERP”) (closed to new employees and rehired employees as of December 31, 2013);

•	A tax qualified defined contribution plan (the “401(k) Plan” also known as the “SCANA Corporation 401(k) Retirement Savings Plan”); and

•	A nonqualified defined contribution Executive Deferred Compensation Plan (the “EDCP”).

All employees who have met eligibility requirements may participate in the Retirement Plan and the 401(k) Plan.

The SERP and the EDCP are designed to provide a benefit to senior executive officers who participate in the Retirement Plan or 401(k) Plan (our tax qualified retirement plans) and whose participation in those tax qualified plans at the same percentage of salary as all other employees is otherwise limited by government regulation. The SERP and EDCP participants are provided with the benefits to which they would have been entitled under the Retirement Plan or 401(k) Plan had their participation not been limited. At present, certain senior executive officers, including the Named Executive Officers, are participants in the SERP and/or EDCP. The SERP is described under the caption “Potential Payments Upon Termination or Change in Control — Retirement Benefits — Supplemental Executive Retirement Plan” on page 52 and the EDCP is described under the caption “2016 Nonqualified Deferred Compensation — Executive Deferred Compensation Plan” on page 47. We provide the SERP and the EDCP benefits because they allow our senior executive officers the opportunity to defer the same percentage of their compensation as other employees. We also believe, based on market survey data, that these plans may be necessary to make our senior executive officer retirement benefits competitive.

As of December 31, 2013, the Retirement Plan and the SERP were both closed to new employees and rehired employees. Current participants in the Retirement Plan and the SERP who continue to meet eligibility requirements will continue to earn benefits until December 31, 2023. Effective January 1, 2024, participants will no longer earn any future benefit accruals under these plans except that participants under the cash balance formula will continue to earn interest credits.

We also provide other benefits such as medical, dental, life and disability insurance, which are available to all of our employees. In addition, we provide our executive officers with additional long-term disability insurance and retiree medical and term life insurance.

Termination, Severance and Change in Control Arrangements

Our retirement and benefit plans include provisions that provide for payments to our senior executive officers, including our Named Executive Officers, in the event of a change in control of our Company. These arrangements, including the triggering events for payments and possible payment amounts, are described under the caption “Potential Payments Upon Termination or Change in Control.” We believe that these arrangements are not uncommon for executives at the level of our Named Executive Officers and senior executive officer participants, including executives of the companies included in our compensation market survey information. We believe these arrangements are important factors in attracting and retaining our senior executive officers by assuring them financial and employment status protections in the event control of our Company changes. We believe such assurances of financial and employment protections help free executives from personal concerns over their futures, and thereby, can help to align their interests more closely with those of shareholders in negotiating transactions that could result in a change in control.

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Perquisites

We provide limited perquisites to senior executive officers as summarized below.

Company Aircraft

The Company leases two aircraft for the use of officers and managers in their travels to various operations throughout our service areas, as well as to meet with regulatory bodies, industry groups, financial groups, and to conduct other Company business. Our senior executive officers may use the aircraft for business purposes on a non-exclusive basis. The aircraft may also be used to transport directors to and from meetings and committee meetings of the Board of Directors. Spouses or close family members of directors and senior executive officers occasionally accompany a director or senior executive officer on the aircraft when the director or executive officer is flying for our business purposes. On rare occasions, a senior executive officer may use the aircraft for personal use that is not in connection with a business purpose. We impute income to the executive for certain expenses related to such use.

For purposes of determining total 2016 compensation, we valued the aggregate incremental cost of the personal use of our aircraft, if any, using a method that takes into account the variable expenses associated with operating the aircraft, which variable expenses are only incurred if the planes are flying. The following items are included in our aggregate incremental cost: aircraft fuel and oil expenses per hour of flight; maintenance, parts and external labor (inspections and repairs) per hour of flight; landing/parking/flight planning services expenses; crew travel expenses; supplies and food.

Medical Examinations

We offer all employees who participate in our health plans a preventive annual medical examination at no cost. Additionally, in order that we might plan for any executive-level health related retirements or resignations, we also provide each of our senior executive officers the opportunity to have a comprehensive annual medical examination from Lexington Medical Center, or the physician of his or her choice.

Security Systems

We offer installation and monitoring of home security systems for our senior executive officers. Because we operate a nuclear facility and provide essential services to the public, we believe we have a duty to help assure uninterrupted and safe operations by protecting the safety and security of our senior executive officers. We provide such installation and monitoring at more than one home for some senior executive officers.

Other Perquisites

We provide a taxable allowance to our senior executive officers for financial counseling services, including tax preparation and estate planning services. We value this benefit based on the actual charges incurred. We also pay the fees and monthly dues for club memberships for senior executive officers which are used for business purposes. We sometimes invite spouses to accompany directors and senior executive officers to our quarterly Board meetings because we believe social gatherings of directors and senior executive officers in connection with these meetings increases collegiality.

Accounting and Tax Treatment of Compensation and Effect of Financial Restatement on Executive Compensation

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code establishes a limit on the tax deductibility of annual compensation in excess of $1,000,000 for certain senior executive officers, including the Named Executive Officers. Certain performance-based compensation approved by shareholders is not subject to the tax deduction limit. Our Long-Term Equity Compensation Plan is currently qualified so that most performance-based awards under that Plan constitute compensation that is not subject to Section 162(m). Our Short-Term Annual Incentive Plan does not meet Section 162(m) tax deductibility requirements. To maintain flexibility in compensating senior executive officers in a manner designed to promote various corporate goals, the Compensation Committee has not adopted a policy that all compensation must be tax deductible. Because Mr. Marsh’s salary exceeds the $1,000,000 threshold, we may not deduct a portion of his compensation for tax purposes. The Compensation Committee considered these tax effects in connection with its deliberations on senior executive compensation.

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Accounting for Stock Based Compensation

We account for stock based compensation in accordance with the requirements of FASB ASC Topic 718. All stock based compensation awards since 2009 have been accounted for as liability awards.

Financial Restatement

Although we have never experienced such a situation, our Board of Directors’ policy would be to consider, on a case-by-case basis, a retroactive adjustment to any cash or equity-based incentive compensation paid to our senior executive officers where payment was conditioned on achievement of certain financial results that were subsequently restated or otherwise adjusted in a manner that would reduce the size of a prior award or payment.

Security Ownership Guidelines for Executive Officers

The Board has established minimum stock ownership guidelines for senior executive officers with a title of Senior Vice President and above. The Chief Executive Officer is required to hold a minimum of five times his or her annual base salary in the form of SCANA Corporation common stock and all other senior executive officers are required to hold a minimum of three times their annual base salary in the form of SCANA Corporation common stock. Any newly elected Chief Executive Officer or Senior Vice President will have a period of five years from their election to meet the required minimum ownership requirement. Once a senior executive officer complies with the minimum ownership guidelines, compliance will not be jeopardized by fluctuations in the price of the Company’s common stock as long as the senior executive officer has not sold shares of the Company’s common stock which were included to meet the minimum ownership requirements. The Compensation Committee of the Board monitors compliance with the policy, and also has the authority to grant a temporary waiver of the minimum share ownership requirement upon demonstration by the senior executive officer that, due to a financial hardship or other good reason, he or she cannot meet the requirement. For purposes of meeting the applicable guidelines, the following will be considered SCANA common stock: (i) shares held directly; (ii) shares held in any defined contribution, employee stock ownership plan or other stock-based plan; (iii) performance shares/units under an incentive or base salary deferral plan; (iv) performance shares/units earned and/or deferred in any long-term incentive plan account; and (v) vested and unvested restricted stock and restricted stock unit awards. The Board directed that the Company institute appropriate policies and administrative processes to ensure the minimums are effectively monitored and communicated with annual reports to the Compensation Committee. As of February 2017, all senior executive officers met the minimum stock ownership guidelines, or, for recent promotions to the senior executive officer level, are on track to meet the share ownership guidelines by their compliance date.

Non-binding Shareholder Advisory Votes on Executive Compensation and Frequency of Votes on Executive Compensation

Pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934 and related Securities and Exchange Commission regulations, at our 2014 Annual Meeting of Shareholders, we submitted to our shareholders a non-binding advisory vote on approval of executive compensation. At its Committee meetings in July and October of 2014, and again at its February 2015 meeting, the Compensation Committee took into consideration that 84% of the shares voting on the non-binding advisory vote on executive compensation had voted in favor of the proposal, and the Committee concluded that no material changes to executive compensation decisions and policies were necessary in 2014. However, the Compensation Committee also considered the fact that the percentage of shares voting in favor of the non-binding advisory vote on executive compensation in 2014 was lower than the percentage of shares voting in favor of the proposal in 2011, and that certain proxy advisory firms and other interested parties had expressed some concerns regarding the designs of the Company’s executive compensation plans. Accordingly, the Committee decided, with assistance from its independent compensation consultant, to consider during 2014 a number of changes to its short-term annual incentive compensation practices and long-term equity compensation practices. Ultimately, the Committee concluded that several of these changes would be appropriate and adopted them at its February 2015 meeting. These changes were implemented for the 2015 and 2016 awards under these plans, and are outlined under “Questions and Answers About Executive Compensation — Have Any Changes Been Made to Short-Term and Long-Term Incentive Compensation Practices Since the Last Shareholder Advisory Vote on Executive Compensation?” beginning on page 7.

40

At the 2017 Annual Meeting, shareholders will again be given the opportunity to vote on a non-binding advisory proposal relating to executive compensation. See “Proposal 2 — Advisory (Non-Binding) Vote to Approve Executive Compensation” beginning on page 60. After the 2017 Annual Meeting, taking into consideration the results of the vote at the 2017 Annual Meeting and such other factors as it deems appropriate, the Board of Directors will make a determination as to the frequency for the next six years of the advisory (non-binding) vote relating to executive compensation, and will determine when the next such vote will be held.  We will file a Form 8-K with the Securities and Exchange Commission disclosing the Board’s determination.

At our 2011 Annual Meeting, we submitted to our shareholders a non-binding advisory vote on whether to hold the non-binding advisory vote on executive compensation every year, every two years, or every three years. The Committee took into consideration that, of the shares voting on the non-binding advisory vote on frequency of the vote on executive compensation, more shares voted in favor of a three year frequency than on either of the other frequency alternatives, and, accordingly, has set the current frequency of the non-binding advisory vote on executive compensation at three years. At the 2017 Annual Meeting, shareholders will again be given the opportunity to vote on a non-binding advisory proposal relating to the frequency of the vote on the non-binding vote on executive compensation. See “Proposal 3 — Advisory (Non-Binding) Vote on the Frequency of the Executive Compensation Vote” beginning on page 61.  After the 2017 Annual Meeting, the next vote on the frequency of the advisory (non-binding) vote relating to executive compensation will be held at the Annual Meeting in 2023.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” included in this proxy statement. Based on that review and discussion, the Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in our Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission, and included in this proxy statement.

Mr. James A. Bennett, Chairman

Mr. John F. A. V. Cecil

Mrs. Sharon A. Decker

Mr. James M. Micali

Mr. James W. Roquemore

Mr. Maceo K. Sloan

41

SUMMARY COMPENSATION TABLE

The following table summarizes information about compensation paid or accrued during 2016, 2015 and 2014 to our Chief Executive Officer, our Chief Financial Officer and our three next most highly compensated executive officers. (As noted in the “Compensation Discussion and Analysis,” we refer to these persons as our Named Executive Officers.)

							Change in
							Pension Value
							and Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)(1)	($)(2)	($)(3)	($)	($)(4)	($)(5)	($)(6)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
K. B. Marsh,
Chief Executive Officer,	2016	$1,216,901	—	$2,902,015	—	$1,432,431	$395,640	$161,817	$6,108,804
President and	2015	$1,202,590	—	$2,763,823	—	$1,364,220	$251,586	$151,039	$5,733,258
Chief Operating Officer	2014	$1,107,287	$200,894	$2,835,756	—	$1,004,469	$418,123	$143,919	$5,710,448
J. E. Addison	2016	$ 631,619	—	$1,054,398	—	$ 619,574	$194,123	$ 81,160	$2,580,874
Executive Vice President and	2015	$ 624,112	—	$1,004,157	—	$ 590,070	$102,816	$ 84,264	$2,405,419
Chief Financial Officer	2014	$ 574,254	$217,055	$1,029,468	—	$ 434,109	$200,323	$ 70,733	$2,525,942
S. A. Byrne	2016	$ 631,619	—	$1,054,398	—	$ 619,574	$199,358	$ 77,192	$2,582,141
Executive Vice President	2015	$ 624,112	—	$1,004,157	—	$ 531,063	$ 85,545	$ 69,161	$2,314,038
	2014	$ 574,254	$ 75,969	$1,029,468	—	$ 379,845	$230,725	$ 75,963	$2,366,224
R. T. Lindsay	2016	$ 452,921	—	$ 560,366	—	$ 354,589	$ 87,243	$ 52,190	$1,507,309
Senior Vice President	2015	$ 456,209	—	$ 544,044	—	$ 344,261	$ 88,881	$ 55,012	$1,488,407
and General Counsel	2014	$ 425,131	$128,552	$ 566,135	—	$ 257,103	$ 81,198	$ 49,613	$1,507,732
W. K. Kissam	2016	$ 384,681	—	$ 403,139	—	$ 276,396	$112,099	$ 43,541	$1,219,856
Senior Vice President	2015	$ 383,739	—	$ 387,644	—	$ 265,767	$ 38,396	$ 45,262	$1,120,808
	2014	$ 355,230	$ 98,464	$ 400,316	—	$ 196,928	$121,884	$ 39,850	$1,212,672

(1)

2016 base salary increases for our Named Executive Officers are discussed under “— Compensation Discussion and Analysis — Base Salaries” beginning on page 29.  The Named Executive Officers’ salaries may appear lower for 2016 than in 2015 when considering the 2016 base salary increases due to our having one fewer pay period in 2016 than in 2015.

(2)	No discretionary bonus awards were granted to any Named Executive Officers in 2016 under the Short-Term Annual Incentive Plan.

(3)

Grants of performance share and restricted stock unit awards (liability awards) under the Long-Term Equity Compensation Plan, as discussed under “— Compensation Discussion and Analysis — Long-Term Equity Compensation Plan” beginning on page 33. The amounts in this column represent the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. The value of performance share awards is based on the probable outcome of performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. For 2016, the grant date maximum values of the performance shares, assuming the highest levels of performance, would be as follows: Mr. Marsh $3,967,588; Mr. Addison $1,441,554; Mr. Byrne $1,441,554; Mr. Lindsay $766,126; and Mr. Kissam $551,206. The assumptions made in the valuation of stock awards are set forth in Note 9 to our audited financial statements for the year ended December 31, 2016, which are included in our Form 10-K for the year ended December 31, 2016, and with this proxy statement.

(4)

Payouts under the Short-Term Annual Incentive Plan were based on the levels at which we achieved growth in earnings per share targets and at which our Named Executive Officers achieved their individual and business unit financial and strategic objectives, as discussed in further detail under “ — Compensation Discussion and Analysis — Short-Term Annual Incentive Plan” beginning on page 30.

(5)

The aggregate change in the actuarial present value of each Named Executive Officer’s accumulated benefits under SCANA’s Retirement Plan and Supplemental Executive Retirement Plan from the pension plan measurement date used for financial statement reporting purposes with respect to the audited financial statements for the prior completed fiscal year to the pension plan measurement date used for financial statement reporting purposes with respect to the audited financial statements for the covered fiscal year shown, determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. These plans are discussed under “— Compensation Discussion and Analysis — Retirement and Other Benefit Plans” beginning on page 38, “— Defined Benefit Retirement Plan” beginning on page 46, “— Supplemental Executive Retirement Plan” beginning on page 46, and “— Potential Payments Upon Termination or Change in Control — Retirement Benefits — Supplemental Executive Retirement Plan” beginning on page 52.

(6)

Includes all other compensation paid to each Named Executive Officer, including Company contributions to the 401(k) Plan and the Executive Deferred Compensation Plan, imputed income for disability insurance and aircraft use, if any, and life insurance premiums on policies owned by Named Executive Officers. For 2016, the Company contributions to defined contribution plans were as follows: Mr. Marsh $154,464; Mr. Addison $73,092; Mr. Byrne $69,552; Mr. Lindsay $47,739; and Mr. Kissam $38,924. For 2016 perquisites did not exceed an aggregate of $10,000 for any of our Named Executive Officers.

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2016 GRANTS OF PLAN-BASED AWARDS

The following table sets forth information about each grant of an award made to a Named Executive Officer under our compensation plans during 2016.

		Estimated Possible Payouts			Estimated Future Payouts			All Other	All Other
		Under Non-Equity Incentive Plan			Under Equity Incentive Plan			Stock	Option		Grant
		Awards(1)			Awards(2)(4)			Awards:	Awards:	Exercise	Date Fair
								Number	Number of	or Base	Value of
								of Shares	Securities	Price of	Stock and
								of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)(4)	(#)	($/Sh)	($)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
K. B. Marsh	2-18-2016	$550,935	$1,101,870	$1,652,805
	2-18-2016				7,634	30,534	61,068		—	—	$1,983,794
	2-18-2016							14,133			$ 918,221
J. E. Addison	2-18-2016	$238,298	$ 476,595	$ 714,893
	2-18-2016				2,774	11,094	22,188		—	—	$ 720,777
	2-18-2016							5,135			$ 333,621
S. A. Byrne	2-18-2016	$238,298	$ 476,595	$ 714,893
	2-18-2016				2,774	11,094	22,188		—	—	$ 720,777
	2-18-2016							5,135			$ 333,621
R. T. Lindsay	2-18-2016	$136,380	$ 272,761	$ 409,141
	2-18-2016				1,474	5,896	11,792		—	—	$ 383,063
	2-18-2016							2,729			$ 177,303
W. K. Kissam	2-18-2016	$106,306	$ 212,612	$ 318,919
	2-18-2016				1,061	4,242	8,484		—	—	$ 275,603
	2-18-2016							1,963			$ 127,536
(1)

The amounts in columns (c), (d) and (e) represent the threshold (50% of target), target (100%) and maximum (150% of target) awards that could have been paid for 2016 under the Short-Term Annual Incentive Plan if performance criteria were met. Awards were based 50% on our achieving earnings per share objectives and 50% on our Named Executive Officers achieving business and individual performance objectives. The 2016 Short-Term Annual Incentive Plan also provided for a formulaic scaling of the total target awards up to 130% of the total target award if our net earnings per share for 2016 exceeded our goals, and for an additional 20% potential discretionary award, for a total potential payout of up to 150% of target award. For 2016, our net earnings per share goal was $4.00 and our actual net earnings per share were $4.16. Since we exceeded our net earnings per share goal and all of the Named Executive Officers met all of their individual and business unit financial and strategic objectives, awards under the 2016 Short-Term Annual Incentive Plan were earned at 130% of target by all Named Executive Officers.  No additional discretionary awards were made for 2016. See “—Compensation Discussion and Analysis — Short-Term Annual Incentive Plan” beginning on page 30.

(2)

Represents total potential future payouts of the 2016-2018 performance share awards under the Long-Term Equity Compensation Plan. Payout of performance share awards at the end of the 2016-2018 Plan period will be dictated by our performance against pre-determined measures of TSR and average growth in GAAP-adjusted weather-normalized net earnings per share for the three-year period. See — “Compensation Discussion and Analysis — Long-Term Equity Compensation Plan — Components of 2016-2018 Performance Share Awards,” and “—Performance Criteria for the 2016-2018 Performance Share Awards” beginning on page 37.

(3)

Represents restricted stock unit awards. Restricted stock unit awards are time based and vest after three years if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or a change in control. See — “Compensation Discussion and Analysis — Long-Term Equity Compensation Plan — 2016-2018 Restricted Stock Unit Awards” beginning on page 37.

(4)

A discussion of the components of the performance share and restricted stock unit awards is included under — “Compensation Discussion and Analysis — Long-Term Equity Compensation Plan — Components of 2016-2018 Performance Share Awards,” “— Performance Criteria for the 2016-2018 Performance Share Awards,” and “— 2016-2018 Restricted Stock Unit Awards” beginning on page 37.

(5)

The grant date fair value of restricted stock unit awards is computed in accordance with FASB ASC Topic 718. The grant date fair value of performance share awards is based on the probable outcome of the performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures.

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OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END

The following table sets forth certain information regarding equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2016.

		Stock Awards
					Equity Incentive
				Equity Incentive	Plan Awards:
				Plan Awards:	Market or Payout
		Number of	Market Value of	Number of Unearned	Value of Unearned
		Shares or Units	Shares or Units	Shares, Units or	Shares, Units or
		of Stock That	of Stock That	Other Rights That	Other Rights That
		Have Not Vested	Have Not Vested	Have Not Vested	Have Not Vested
Name		(#)(1)	($)(2)	(#)(3)(4)	($)(2)(4)
(a)	Date of Grant	(g)	(h)	(i)	(j)
K. B. Marsh	2-18-16			61,068	$4,475,063
	2-18-16	14,133	$1,035,666
	2-19-15			63,614	$4,661,634
	2-19-15	14,722	$1,078,828
J. E. Addison	2-18-16			22,188	$1,625,937
	2-18-16	5,135	$ 376,293
	2-19-15			23,112	$1,693,647
	2-19-15	5,349	$ 391,975
S. A. Byrne	2-18-16			22,188	$1,625,937
	2-18-16	5,135	$ 376,293
	2-19-15			23,112	$1,693,647
	2-19-15	5,349	$ 391,975
R. T. Lindsay	2-18-16			11,792	$ 864,118
	2-18-16	2,729	$ 199,981
	2-19-15			12,522	$ 917,612
	2-19-15	2,898	$ 212,365
W. K. Kissam	2-18-16			8,484	$ 621,708
	2-18-16	1,963	$ 143,849
	2-19-15			8,922	$ 653,804
	2-19-15	2,065	$ 151,323
(1)

The awards granted on February 18, 2016 and February 19, 2015 represent restricted stock units awarded for the 2016-2018 and 2015-2017 performance periods of the Long-Term Equity Compensation Plan that have not vested. The restricted stock units will vest December 31, 2018 and December 31, 2017, respectively, if the Named Executive Officer is still employed by us at that date, subject to exceptions for retirement, death, disability, or change in control. Additionally, each of the Named Executive Officers would also be entitled to dividend equivalents for each share that vests.  For the awards granted on February 18, 2016 and February 19, 2015, respectively, assuming cumulative dividend rates as of December 31, 2016, dividend equivalents of $2.30 and $4.48, respectively, would be paid on each vested share and dividend equivalents would continue to accrue during the remaining performance period at the then current dividend rate.

(2)	The market value of these awards is based on the closing market price of our common stock on the New York Stock Exchange on December 31, 2016 of $73.28.

(3)

The awards granted on February 18, 2016 and February 19, 2015 represent performance shares that have not been earned. Assuming the performance criteria are met and the reported payout levels are sustained, these performance shares will vest on December 31, 2018 and December 31, 2017, respectively, subject to exceptions for retirement, death, disability, or change in control. Additionally, each of the Named Executive Officers would also be entitled to dividend equivalents for each share that vests.  For the awards granted on February 18, 2016 and February 19, 2015, respectively, assuming cumulative dividend rates as of December 31, 2016, dividend equivalents of $2.30 and $4.48, respectively, would be paid on each vested share and dividend equivalents would continue to accrue during the remaining performance period at the then current dividend rate.

(4)

For the 2016-2018 awards, performance shares tracking against TSR (50% of performance share award) are reflected above at a maximum payout since our TSR for the most recently completed fiscal year was above target. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the maximum performance measure for the TSR portions of the performance shares. Performance shares tracking against average growth in GAAP-adjusted weather-normalized net earnings per share (50% of performance share award) for the 2016-2018 awards are also reflected at a maximum payout since our GAAP-adjusted weather-normalized net earnings per share for the most recently completed fiscal year were also above target. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the maximum performance measure for the growth in GAAP-adjusted weather-normalized net earnings per share portion of the performance shares.

For the 2015-2017 awards, performance shares tracking against TSR (50% of performance share award) are reflected above at a maximum payout since our average TSR for the most recently completed fiscal year was above target. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the maximum performance measure for the TSR portions of the performance shares. Performance shares tracking against average growth in GAAP-adjusted weather-normalized net earnings per share (50% of performance share award) for the 2015-2017 awards are reflected at a maximum payout since our average GAAP-adjusted weather-normalized net earnings per share for the most recently completed fiscal year was above target. Therefore, the number of shares and payout value shown in columns (i) and (j) are based on the maximum performance measure for the growth in GAAP-adjusted weather-normalized net earnings per share portion of the performance shares.

44

2016 OPTION EXERCISES AND STOCK VESTED

The following table sets forth information about stock awards that vested for each Named Executive Officer during 2016. None of our employees, including the Named Executive Officers, currently hold stock options.

	Option Awards		Stock Awards

	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)(1)	($)(1)
(a)	(b)	(c)	(d)	(e)
K. B. Marsh	—	0	61,132	$4,479,753
	—	0	11,530	$ 850,453
J. E. Addison	—	0	22,191	$1,626,156
	—	0	4,186	$ 308,759
S. A. Byrne	—	0	22,191	$1,626,156
	—	0	4,186	$ 308,759
R. T. Lindsay	—	0	12,205	$ 894,382
	—	0	2,302	$ 169,796
W. K. Kissam	—	0	8,628	$ 632,260
	—	0	1,628	$ 120,081

(1)

Represents the 2014-2016 performance share awards and restricted stock unit awards that vested at the end of the three-year vesting period. For a discussion of these awards, see “Long-Term Equity Compensation Plan — Performance Criteria for the 2014-2016 Performance Share Awards and Earned and Vested Awards for the 2014-2016 Performance Period” and “— 2014-2016 Restricted Stock Unit Awards.” Dollar amounts in column (e) are calculated by multiplying the number of performance shares shown in column (d) by the closing price of SCANA common stock on the vesting date (December 31, 2016) and by multiplying the number of shares of restricted stock units shown in column (d) by the opening price of SCANA common stock on the vesting date. In addition to the amounts above, on the vesting date, each Named Executive Officer also received dividend equivalents of $6.58 per share on the shares listed above.

45

PENSION BENEFITS

The following table sets forth certain information relating to our Retirement Plan and Supplemental Executive Retirement Plan.

		Number of Years	Present Value of	Payments During
		Credited Service	Accumulated Benefit	Last Fiscal Year
Name	Plan Name	(#)(1)	($)(1)(2)	($)
(a)	(b)	(c)	(d)	(e)
K. B. Marsh	SCANA Retirement Plan	32	$ 943,036	$0
	SCANA Supplemental Executive Retirement Plan	32	$2,048,107	$0
J. E. Addison	SCANA Retirement Plan	25	$ 454,646	$0
	SCANA Supplemental Executive Retirement Plan	25	$ 737,767	$0
S. A. Byrne	SCANA Retirement Plan	21	$ 421,633	$0
	SCANA Supplemental Executive Retirement Plan	21	$ 977,386	$0
R. T. Lindsay	SCANA Retirement Plan	7	$ 182,025	$0
	SCANA Supplemental Executive Retirement Plan	7	$ 307,519	$0
W. K. Kissam	SCANA Retirement Plan	28	$ 422,542	$0
	SCANA Supplemental Executive Retirement Plan	28	$ 205,948	$0
(1)

Computed as of December 31, 2016, the plan measurement date used for financial statement reporting purposes with respect to the audited financial statements for the last completed fiscal year. Other than as set forth in disclosures related to our Change of Control Plans, we do not provide extra years of credited service under these plans. See “Potential Payments Upon Termination or Change in Control” beginning on page 49.

(2)

Present value calculation determined using current account balances for each Named Executive Officer as of December 31, 2016, based on assumed retirement at normal retirement age (specified as age 65) and other assumptions as to valuation method, interest rate, discount rate and other material factors as set forth in Note 8 to our audited financial statements for the year ended December 31, 2016, which are included in our Form 10-K for the year ended December 31, 2016, and with this Proxy Statement.

The SCANA Retirement Plan (the “Retirement Plan”) is a tax qualified defined benefit plan and the Supplemental Executive Retirement Plan (the “SERP”) is a nonqualified deferred compensation plan. The plans provide for full vesting after three years of service or after reaching age 65. All Named Executive Officers are fully vested in both plans. As of December 31, 2013, the Retirement Plan and the SERP were both closed to new employees and rehired employees. Current participants in the Retirement Plan and the SERP who continue to meet eligibility requirements will continue to earn benefits until December 31, 2023. Effective January 1, 2024, participants will no longer earn any future benefit accruals under these plans except that participants under the cash balance formula of the Retirement Plan will continue to earn interest credits.

Defined Benefit Retirement Plan

The Retirement Plan uses a mandatory cash balance benefit formula for employees hired on or after January 1, 2000. Effective July 1, 2000, SCANA employees hired prior to January 1, 2000 were given the choice of remaining under the Retirement Plan’s final average pay formula or switching to the cash balance formula. All the Named Executive Officers participate under the cash balance formula of the Retirement Plan.

The cash balance formula is expressed in the form of a hypothetical account balance. Account balances are increased monthly by interest and compensation credits. The interest rate used for accumulating account balances is determined annually based on 30-year treasury securities and the applicable segment rates determined under Internal Revenue Code Section 417(c)(3)(D) calculated using the rates for December of the previous calendar year. Compensation credits equal 5% of compensation up to the Social Security wage base and 10% of compensation in excess of the Social Security wage base.

Supplemental Executive Retirement Plan

In addition to the Retirement Plan, we provide the SERP for certain eligible employees hired before December 31, 2013, including the Named Executive Officers. The SERP is an unfunded plan that provides for benefit payments in addition to benefits payable under the qualified Retirement Plan in order to replace benefits lost under the Retirement Plan because of Internal Revenue Code maximum benefit limitations on tax qualified plans. The SERP is discussed under the caption “— Potential Payments Upon Termination or Change in Control — Retirement Benefits” beginning on page 52, and under the caption “— Compensation Discussion and Analysis — Retirement and Other Benefit Plans” beginning on page 38.

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2016 NONQUALIFIED DEFERRED COMPENSATION

The following table sets forth information with respect to the Executive Deferred Compensation Plan:

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals	Balance at
	in Last FY	in Last FY	Last FY	Distributions	Last FYE
Name	($)(1)	($)(1)	($)(1)	($)	($)(1)
(a)	(b)	(c)	(d)	(e)	(f)
K. B. Marsh	$138,833	$138,564	$449,612	—	$3,485,649
J. E. Addison	$238,881	$ 57,192	$135,834	—	$1,590,666
S. A. Byrne	$ 53,791	$ 53,652	$443,140	—	$2,397,879
R. T. Lindsay	$730,921	$ 31,839	$187,821	—	$3,435,101
W. K. Kissam	$ 23,093	$ 23,024	$ 7,057	—	$ 352,036
(1)

The amounts reported in columns (b) and (c) are reflected in columns (c) and (i), respectively, of the Summary Compensation Table. No amounts in column (d) are reported, or have been previously reported, in the Summary Compensation Table as there were no above market or preferential earnings credited to any Named Executive Officer’s account. The portions of the amounts reported in column (f), that represent Named Executive Officer and Company contributions, were previously reported in columns (c) and (i), respectively, of the 2015 and 2014 Summary Compensation Tables in the following amounts: Mr. Marsh $251,542 for 2015, $244,925 for 2014; Mr. Addison $305,848 for 2015, $95,465 for 2014; Mr. Byrne $94,876 for 2015, $107,041 for 2014; Mr. Lindsay $826,584 for 2015, $483,218 for 2014; and Mr. Kissam $47,917 for 2015 (Mr. Kissam was not a Named Executive Officer in 2014).  For prior years, amounts would have been included in the Summary Compensation Table when required by the rules of the Securities and Exchange Commission.

Executive Deferred Compensation Plan

The Executive Deferred Compensation Plan (the “EDCP”) is a nonqualified deferred compensation plan in which our senior executive officers, including Named Executive Officers, and our Directors, may participate if they choose to do so. Each employee participant may elect to defer up to 25% of that part of his or her eligible earnings (as defined in the SCANA Corporation 401(k) Retirement Savings Plan, our 401(k) plan), that exceeds the limitation on compensation otherwise required under Internal Revenue Code Section 401(a)(17), without regard to any deferrals or the foregoing of compensation. For 2016, employee participants could defer eligible earnings in excess of $265,000. In addition, an employee participant may elect to defer up to 100% of any performance share award for the year under our Long-Term Equity Compensation Plan. We match the amount of compensation deferred by each employee participant up to 6% of the employee participant’s eligible earnings (excluding performance share awards) in excess of the Internal Revenue Code Section 401(a)(17) limit.

In 2014, we amended and restated the EDCP to allow non-employee directors to participate after they have accumulated sufficient shares of our stock to satisfy our minimum share ownership guidelines. A director may defer all or a portion of his or her cash retainer fee amounts for a year under the Director Compensation and Deferral Plan (which is discussed beginning on page 56) or under the EDCP. A director who has not elected to defer all or a portion of his or her stock retainer fee amounts under the Director Compensation and Deferral Plan for a year may also elect to defer under the EDCP 100% (but not less than 100%) of his or her stock retainer fee amounts for a year.

We record the amount of each participant’s deferred compensation and the amount we match in a ledger account and credit a rate of return to each participant’s ledger account based on hypothetical investment alternatives chosen by the participant. The internal committee that administers the EDCP designates various hypothetical investment alternatives from which the participants may choose. Using the results of the hypothetical investment alternatives chosen, we credit each participant’s ledger account with the amount it would have earned if the account amount had been invested in that alternative. If the chosen hypothetical investment alternative loses money, the participant’s ledger account is reduced by the corresponding amount. All amounts credited to a participant’s ledger accounts continue to be credited or reduced pursuant to the chosen investment alternatives until such amounts are paid in full to the participant or his or her beneficiary. No actual investments are made. The investment alternatives are only used to generate a rate of increase (or decrease) in the ledger accounts, and amounts paid to participants are solely our obligation. All payouts under the EDCP are made in cash. In connection with this Plan, the Board has established a grantor trust (known as the “SCANA Corporation Executive Benefit Plan Trust”) for the purpose of accumulating funds to satisfy the obligations we incur under the EDCP. At any time prior to a change in control we may transfer assets to the trust to satisfy all or part of our obligations under the EDCP. Notwithstanding the establishment of the trust, the right of participants to receive future payments is an unsecured claim against us. The trust has been partially funded with respect to ongoing deferrals and Company matching funds since October 2001.

47

In 2016, the Named Executive Officers’ ledger accounts were credited with earnings or losses based on the following hypothetical investment alternatives and rates of returns:

Wells Fargo Stable Return Fund (1.53%); Vanguard Total Bond Market Index Fund (2.60%); PIMCO Total Return Fund (2.59%); Dodge & Cox Stock Fund (21.28%); Vanguard Institutional Index Fund (11.93%); T Rowe Price Mid Cap Value Fund (24.32%); Vanguard Extended Market Index Fund (16.13%); AMG TimesSquare Mid Cap Growth Fund (7.53%); Victory RS Partners Fund (24.41%); Voya Smallcap Opportunities Fund (12.72%); Janus Research Fund (1.56%); Dodge & Cox International Stock Fund (8.26%); Vanguard Total International Stock Index Fund (4.67%); SCANA Corporation Stock (25.16%); Vanguard Institutional Target Retirement Income Fund (5.29%); Vanguard Institutional Target Retirement 2015 (6.27%); Vanguard Institutional Target Retirement 2020 (7.04%); Vanguard Institutional Target Retirement 2025 (7.56%); Vanguard Institutional Target Retirement 2030 (7.97%); Vanguard Institutional Target Retirement 2035 (8.39%); Vanguard Institutional Target Retirement 2040 (8.81%); Vanguard Institutional Target Retirement 2045 (8.94%); Vanguard Institutional Target Retirement 2050 (8.95%); Vanguard Institutional Target Retirement 2055 (9.00%); Vanguard Institutional Target Retirement 2060 (8.94%).

The measures for calculating interest or other plan earnings are based on the investments chosen by the manager of each investment vehicle, except the SCANA Corporation stock, the earnings of which are based on the value of our common stock.

The hypothetical investment alternatives may be changed at any time on a prospective basis by the participants in accordance with the telephone, electronic, and written procedures and forms adopted by the committee for use by all participants on a consistent basis.

Participants may elect the deferral period for each separate deferral made under the Plan. Employee participants may elect to defer payment of eligible earnings or performance share awards until their separation from service or until a date certain. Any post-2004 deferrals and hypothetical earnings thereon must be payable at the same date certain if the date certain payment alternative is chosen. Notwithstanding a participant’s election of a date certain deferral period or any modification thereof as discussed above, deferred amounts will be paid, or begin to be paid as soon as practicable after the earliest to occur of participant’s death, separation from service, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability. “Separation from service” is defined by the EDCP (i) with respect to an employee, as any termination of the participant’s employment relationship with us and any of our affiliates, and, with respect to post-2004 deferrals and hypothetical earnings thereon, the participant’s separation from service from us and our affiliates as determined under Internal Revenue Code Section 409A and the guidelines issued thereunder, and (ii) with respect to a non-employee director, any separation from service with us and our affiliates in a manner consistent with Code Section 409A and the guidelines issued thereunder. Directors may elect to defer cash and stock retainer fees only until separation from service as a director.

Participants also elect the manner in which their deferrals and hypothetical earnings thereon will be paid. For amounts earned and vested after January 1, 2005, distribution and withdrawal elections are subject to Internal Revenue Code Section 409A. All amounts payable at a date certain prior to an employee participant’s separation from service, death, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability, must be paid in the form of a single cash payment. Payments made after separation from service, death, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, disability, will also be paid in the form of a single cash payment. Instead of a single cash payment, a participant may, however, elect to have all amounts payable as a result of separation from service after attainment of age 55, death while employed or serving as a director and after attainment of age 55, or, with respect to pre-2005 deferrals and hypothetical earnings thereon, separation from service due to disability, paid in the form of annual installments over a period not to exceed five years with respect to post-2004 deferrals and hypothetical earnings thereon or 15 years with respect to pre-2005 deferrals and hypothetical earnings thereon.

In accordance with procedures established by the Compensation Committee, with respect to any deferrals to a date certain, an employee participant may request that the Compensation Committee approve an additional deferral period of at least 60 months as to any post-2004 deferrals and hypothetical earnings thereon, or at least 12 months as to any pre-2005 deferrals and hypothetical earnings thereon. The request must be made at least 12 months before the expiration of the date certain deferral period for which an additional deferral period is being sought.

Payments as a result of a separation from service of post-2004 deferrals and hypothetical earnings thereon to persons who are “specified employees” under our procedures adopted in accordance with Internal Revenue Code Section 409A and guidance thereunder (certain officers and executive officers) must be deferred until the earlier of (i) the first day of the seventh month following the participant’s separation from service or (ii) the date of the participant’s death.

48

A participant may request and receive, with the approval of the Compensation Committee, an acceleration of the payment of some or all of the participant’s ledger account due to severe financial hardship as the result of certain extraordinary and unforeseeable circumstances arising as a result of events beyond the individual’s control. With respect to pre-2005 deferrals and hypothetical earnings thereon, a participant may also obtain a single lump sum payment of any or all of his or her ledger account on an accelerated basis by forfeiting 10% of the amount accelerated, or by making the election, not less than 12 months prior to the date on which the accelerated payment is to be made, to accelerate the payment to a date not earlier than 12 months after the election request is received by the Committee. Additionally, the Plan provides for the acceleration of payments following a change in control of our Company. The change in control provisions are discussed under “— Potential Payments Upon Termination or Change in Control — Change in Control Arrangements.”

Potential Payments Upon Termination or Change in Control

Change in Control Arrangements

Effective December 31, 2009, we terminated the SCANA Corporation Key Executive Severance Benefits Plan, which provided for payment of benefits immediately upon a change in control unless the Plan was terminated prior to the change in control. Also as of December 31, 2009, we amended our change in control benefits to eliminate excise tax gross ups.

Triggering Events for Payments under the Supplementary Key Executive Severance Benefits Plan

The SCANA Corporation Supplementary Key Executive Severance Benefits Plan (the “Supplementary Severance Plan”) provides for payments to our senior executive officers in connection with a change in control of our Company. The Supplementary Severance Plan provides for payment of benefits if, within 24 months after a change in control, we terminate a senior executive officer’s employment without just cause or if the senior executive officer terminates his or her employment for good reason.

Our Supplementary Severance Plan is intended to advance the interests of our Company by providing highly qualified executives and other key personnel with an assurance of equitable treatment in terms of compensation and economic security and to induce continued employment with the Company in the event of certain changes in control. We believe that an assurance of equitable treatment will enable valued executives and key personnel to maintain productivity and focus during a period of significant uncertainty inherent in change in control situations. We also believe that compensation plans of this type aid the Company in attracting and retaining the highly qualified professionals who are essential to our success. The structure of the Plan, and the benefits which might be paid in the event of a change in control, are reviewed as part of the Compensation Committee’s annual review of tally sheets for each senior executive officer.

The Supplementary Severance Plan provides that a “change in control” will be deemed to occur under the following circumstances:

•	if any person or entity becomes the beneficial owner, directly or indirectly, of 25% or more of the combined voting power of the outstanding shares of our common stock;

•

if, during a consecutive two-year period, a majority of our directors cease to be individuals who either (i) were directors on the Board at the beginning of such period, or (ii) became directors after the beginning of such period but whose election by the Board, or nomination for election by our shareholders, was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of such period, or whose election or nomination for election was previously so approved;

•

if (i) we consummate a merger or consolidation of our Company with another corporation (except a merger or consolidation in which our outstanding voting shares prior to such transaction continue to represent at least 80% of the combined voting power of the surviving entity’s outstanding voting shares after such transaction), or (ii) our shareholders approve a plan of complete liquidation of our Company, or an agreement to sell or dispose of all or substantially all of our assets; or

•

if we consummate the sale of the stock of, or our shareholders approve a plan of complete liquidation of, or an agreement for the sale or disposition of substantially all of the assets of any of our subsidiaries that the Board designates to be a material subsidiary. This last provision would constitute a change in control only with respect to participants exclusively assigned to the affected subsidiary.

49

As noted above, benefits under the Supplementary Severance Plan would be triggered if, within 24 months after a change in control, we terminated the senior executive officer’s employment without just cause or if the senior executive officer terminated his or her employment for good reason. Under the Plan, we would be deemed to have “just cause” for terminating the employment of a senior executive officer if he or she:

•	willfully and continually failed to substantially perform his or her duties after we made demand for substantial performance;

•	willfully engaged in conduct that is demonstrably and materially injurious to us; or

•	were convicted of a felony or certain misdemeanors.

A senior executive officer would be deemed to have “good reason” for terminating his or her employment if, after a change in control, without his or her consent, any one or more of the following occurred:

•	a material diminution in his or her base salary;

•	a material diminution in his or her authority, duties, or responsibilities;

•

a material diminution in the authority, duties, or responsibilities of the supervisor to whom he or she is required to report, including a requirement that he or she report to one of our officers or employees instead of reporting directly to the Board;

•	a material diminution in the budget over which he or she retains authority;

•	a material change in the geographic location at which he or she must perform services; or

•	any other action or inaction that constitutes a material breach by us of the agreement under which he or she provides services.

Potential Benefits Payable under the Supplementary Severance Plan

The benefits we would be required to pay our senior executive officers under the Supplementary Severance Plan immediately upon the occurrence of a triggering event subsequent to a change in control are as follows:

•

an amount intended to approximate 2.5 times the sum of: (i) his or her annual base salary (before reduction for certain pre-tax deferrals) in effect as of the change in control, plus (ii) his or her full targeted annual incentive opportunity in effect as of the change in control;

•	an amount equal to the participant’s full targeted annual incentive opportunity in effect under each existing annual incentive plan or program for the year in which the change in control occurs;

•

if the participant’s benefit under the SERP is determined using the final average pay formula under the Retirement Plan, an amount equal to the present lump sum value of the actuarial equivalent of his or her accrued benefit under the Retirement Plan and the SERP through the date of the change in control, calculated as though he or she had attained age 65 and completed 35 years of benefit service as of the date of the change in control, and as if his or her final average earnings under the Retirement Plan equaled the amount determined after applying cost-of-living increases to his or her annual base salary from the date of the change in control until the date he or she would reach age 65, and without regard to any early retirement or other actuarial reductions otherwise provided in any such plan (this benefit will be offset by the actuarial equivalent of the participant’s benefit provided by the Retirement Plan and the Participant’s benefit under the SERP);

•

if the participant’s benefit under the SERP is determined using the cash balance formula under the Retirement Plan, an amount equal to the present value as of the date of the change in control of his or her accrued benefit, if any, under our SERP, determined prior to any offset for amounts payable under the Retirement Plan, increased by the present value of the additional projected pay credits and periodic interest credits that would otherwise accrue under the Plan (based on the Plan’s actuarial assumptions) assuming that he or she remained employed until reaching age 65, and reduced by his or her cash balance account under the Retirement Plan, and further reduced by an amount equal to his or her benefit under the SERP;

50

•

an amount equal to the value of all amounts credited to each participant’s EDCP ledger account as of the date of the change in control, plus interest on the benefits payable under the EDCP at a rate equal to the sum of the prime interest rate as published in the Wall Street Journal on the most recent publication date prior to the date of the change in control plus 3%, calculated through the end of the month preceding the month in which the benefits are distributed, reduced by the value of his or her benefit under the EDCP as of the date of the change in control; and

•

an amount equal to the projected cost for medical, long-term disability and certain life insurance coverage for three years following the change in control as though he or she had continued to be our employee.

In addition to the benefits above (unless their agreements with us provide otherwise), our senior executive officers would also be entitled to benefits under our other plans in which they participate as follows:

•	a benefit distribution under the Long-Term Equity Compensation Plan equal to 100% of the target awards for all performance periods not completed as of the date of the change in control, if any; and

•	any amounts previously earned, but not yet paid, under the terms of any of our other plans or programs.

Calculation of Benefits Potentially Payable to our Named Executive Officers under the Supplementary Severance Plan if a Triggering Event had Occurred as of December 30, 2016

The Supplementary Severance Plan provides that, if (i) we had been subject to a change in control in the past 24 months, and (ii) as of December 30, 2016, either we had terminated the employment of any of our Named Executive Officers without just cause or they had terminated their employment for good reason, such terminated Named Executive Officer would have been immediately entitled to all of the benefits outlined below, together with interest, calculated as outlined above under “ — Potential Benefits Payable under the Supplementary Severance Plan,” on his or her EDCP account balance. The actual amount of any such additional interest payment would depend upon the date the change in control occurred.

Mr. Marsh would have been entitled to the following: an amount equal to 2.5 times his 2016 base salary and target short-term incentive award — $5,815,425; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $802,454; an amount equal to insurance continuation benefits for three years — $75,882; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2016, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $4,568,348; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $2,959,413. The total value of these change in control benefits would have been $14,221,522. In addition, Mr. Marsh would have been paid amounts previously earned, but not yet paid, as follows: 2016 actual short-term annual incentive award — $1,432,431; 2016 actual long-term equity award — $5,808,322; EDCP account balance — $3,485,649; SERP and Retirement Plan account balances — $3,014,940; vacation accrual — $37,965; as well as his 401(k) Plan account balance.

Mr. Addison would have been entitled to the following: an amount equal to 2.5 times his 2016 base salary and target short-term incentive award — $2,780,138; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $656,377; an amount equal to insurance continuation benefits for three years — $86,202; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2016, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $1,659,792; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $1,075,018. The total value of these change in control benefits would have been $6,257,526. In addition, Mr. Addison would have been paid amounts previously earned, but not yet paid, as follows: 2016 actual short-term annual incentive award — $619,574; 2016 actual long-term equity award — $2,108,476; EDCP account balance — $1,590,666; SERP and Retirement Plan account balances — $1,214,880; vacation accrual — $7,943; as well as his 401(k) Plan account balance.

Mr. Byrne would have been entitled to the following: an amount equal to 2.5 times his 2016 base salary and target short-term incentive award — $2,780,138; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $662,217; an amount equal to insurance continuation benefits for three years — $63,552; an amount equal to the difference between target and actual annual incentive award under the Short-Term

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Annual Incentive Plan — $0 (for 2016, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $1,659,792; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $1,075,018. The total value of these change in control benefits would have been $6,240,716. In addition, Mr. Byrne would have been paid amounts previously earned, but not yet paid, as follows: 2016 actual short-term annual incentive award — $619,574; 2016 actual long-term equity award — $2,108,476; EDCP account balance — $2,397,879; SERP and Retirement Plan account balances — $1,422,870; vacation accrual — $2,444; as well as his 401(k) Plan account balance.

Mr. Lindsay would have been entitled to the following: an amount equal to 2.5 times his 2016 base salary and target short-term incentive award — $1,818,405; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $0 (Mr. Lindsay is 66 and is not entitled to an excess SERP benefit); an amount equal to insurance continuation benefits for three years — $54,303; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2016, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $890,865; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $581,037. The total value of these change in control benefits would have been $3,344,610. In addition, Mr. Lindsay would have been paid amounts previously earned, but not yet paid, as follows: 2016 actual short-term annual incentive award — $354,589; 2016 actual long-term equity award — $1,159,634; EDCP account balance — $3,435,101; SERP and Retirement Plan account balances — $489,544; vacation accrual — $109; as well as his 401(k) Plan account balance.

Mr. Kissam would have been entitled to the following: an amount equal to 2.5 times his 2016 base salary and target short-term incentive award — $1,497,950; an amount equal to the excess payable under the SERP as calculated under the assumptions described above — $316,788; an amount equal to insurance continuation benefits for three years — $80,964; an amount equal to the difference between target and actual annual incentive award under the Short-Term Annual Incentive Plan — $0 (for 2016, the Short-Term Annual Incentive Plan paid out above target, resulting in no additional benefit); an amount equal to the value of 100% of his target performance shares under the Long-Term Equity Compensation Plan for all performance periods not completed — $637,756; and an amount equal to the value of 100% of his restricted stock units under the Long-Term Equity Compensation Plan — $414,472. The total value of these change in control benefits would have been $2,947,930. In addition, Mr. Kissam would have been paid amounts previously earned, but not yet paid, as follows: 2016 actual short-term annual incentive award — $276,396; 2016 actual long-term equity award — $819,825; EDCP account balance — $352,036; SERP and Retirement Plan account balances — $647,702; vacation accrual — $20,815; as well as his 401(k) Plan account balance.

Retirement Benefits

Supplemental Executive Retirement Plan

The Supplemental Executive Retirement Plan (the “SERP”) is an unfunded nonqualified defined benefit plan. The SERP was established for the purpose of providing supplemental retirement income to certain of our employees, including the Named Executive Officers, whose benefits under the Retirement Plan are limited in accordance with the limitations imposed by the Internal Revenue Code on the amount of annual retirement benefits payable to employees from qualified pension plans or on the amount of annual compensation that may be taken into account for all qualified plan purposes, or by certain other design limitations on determining compensation under the Retirement Plan.  Subject to the terms of the SERP, a participant becomes eligible to receive benefits under the SERP upon termination of his or her employment with us (or at such later date as may be provided in a participant’s agreement with us), if the participant has become vested in his or her accrued benefit under the Retirement Plan prior to termination of employment. However, if a participant is involuntarily terminated following or incident to a change in control and prior to becoming fully vested in his or her accrued benefit under the Retirement Plan, the participant will automatically become fully vested in his or her benefit under the SERP and a benefit will be payable under the SERP. The term “change in control” has the same meaning in the SERP as in the Supplementary Severance Plan. See the discussion under “—Change in Control Arrangements.”

The amount of any benefit payable to a participant under the SERP will depend upon whether the participant’s benefit under the SERP is determined using the final average pay formula under the Retirement Plan or the cash balance pay formula under the Retirement Plan. All of our Named Executive Officers participate under the cash balance pay formula of the Retirement Plan. Unless otherwise provided in a participant agreement, the amount of any SERP benefit payable pursuant to the SERP to a participant whose benefit is determined using the final average pay formula under the

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Retirement Plan will be determined at the time the participant first becomes eligible to receive benefits under the SERP and will be equal to the excess, if any, of:

•

the monthly pension amount that would have been payable at normal retirement age or, if applicable, delayed retirement age under the Retirement Plan (as such terms are defined under the Retirement Plan), to the participant determined based on his or her compensation and disregarding the Internal Revenue Code limitations and any reductions due to the participant’s deferral of compensation under any of our nonqualified deferred compensation plans (other than the SERP), over

•	the monthly pension amount payable to the participant at normal retirement age or, if applicable, delayed retirement age under the Retirement Plan.

The calculation of this benefit assumes that payment is made to the participant at normal retirement age or, if applicable, delayed retirement age under the Retirement Plan, and is calculated using the participant’s years of benefit service and final average earnings as of the date of the participant’s termination of employment.

Unless otherwise provided in a participant agreement, the amount of any benefit payable pursuant to the SERP as of any determination date to a participant whose SERP benefit is determined using the cash balance formula under the Retirement Plan will be equal to:

•

the benefit that otherwise would have been payable under the Retirement Plan as of the determination date, based on his or her compensation and disregarding the Internal Revenue Code limitations, minus

•	the Participant’s benefit determined under the Retirement Plan as of the determination date.

For purposes of the SERP, “compensation” is defined as determined under the Retirement Plan, without regard to the limitation under Section 401(a)(17) of the Internal Revenue Code, including any amounts of compensation otherwise deferred under any non-qualified deferred compensation plan (excluding the SERP).

The benefit payable to a participant under the SERP will be paid, or commence to be paid, as of the first day of the calendar month following the date the participant first becomes eligible to receive a benefit under the SERP (the “payment date”). The form of payment upon distribution of benefits under the SERP will depend upon whether the benefit constitutes a “grandfathered benefit” or a “non-grandfathered benefit.” For purposes of the SERP, “grandfathered benefit” means the vested portion of the benefit payable under the SERP assuming the participant’s determination date is December 31, 2004, increased with interest credits (for a participant whose benefit under the SERP is determined using the cash balance formula under the Retirement Plan) and earnings (for a participant whose benefit under the SERP is determined using the final average pay formula under the Retirement Plan) at the rates determined under the Retirement Plan through any later determination date. A participant’s grandfathered benefit is governed by the terms of the SERP in effect as of October 3, 2004 and will be determined in a manner consistent with Internal Revenue Code Section 409A and the guidance thereunder. “Non-grandfathered benefit” means the portion of the benefit payable under the SERP that exceeds the grandfathered benefit.

With respect to grandfathered benefits, the participant may elect, in accordance with procedures we establish, to receive a distribution of such grandfathered benefit in either of the following two forms of payment:

•	a single sum distribution of the value of the participant’s grandfathered benefit under the SERP determined as of the last day of the month preceding the payment date; or

•

a lifetime annuity benefit with an additional death benefit payment as follows: a lifetime annuity that is the actuarial equivalent of the participant’s single sum amount which provides for a monthly benefit payable for the participant’s life, beginning on the payment date. In addition to this life annuity, commencing on the first day of the month following the participant’s death, his or her designated beneficiary will receive a benefit of 60% of the amount of the participant’s monthly payment continuing for a 15 year period. If, however, the beneficiary dies before the end of the 15 year period, the lump sum value of the remaining monthly payments of the survivor benefit will be paid to the beneficiary’s estate. The participant’s life annuity will not be reduced to reflect the “cost” of providing the 60% survivor benefit feature. “Actuarial equivalent” is defined by the SERP as equality in value of the benefit provided under the SERP based on actuarial assumptions, methods, factors and tables that would apply under the Retirement Plan under similar circumstances.

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With respect to non-grandfathered benefits, a participant whose benefit under the SERP is determined using the final average pay formula under the Retirement Plan will receive a distribution of his or her benefit under the SERP as a single sum distribution equal to the actuarial equivalent present value (at the date of the participant’s termination of employment) of the participant’s SERP benefit determined as of normal retirement age, reflecting any terms under the Retirement Plan applicable to early retirement benefits if the participant is eligible for such early retirement benefits.

Except as otherwise provided below, a participant whose benefit under the SERP is determined using the cash balance formula under the Retirement Plan had the opportunity to elect on or before January 1, 2009 to receive a distribution of his non-grandfathered benefit in one of the following forms of payment:

•	a single sum distribution of the value of the participant’s non-grandfathered benefit determined as of the last day of the month preceding the payment date;

•	an annuity for the participant’s lifetime that is the actuarial equivalent of the participant’s single sum amount, and that commences on the payment date; or

•

an annuity that is the actuarial equivalent of the participant’s single sum amount, that commences on the payment date, and that provides payments for the life of the participant and, upon his or her death, continues to pay an amount equal to 50%, 75% or 100% (as elected by the participant prior to benefit commencement) of the annuity payment to the contingent annuitant designated by the participant at the time the election is made.

A participant whose benefit under the SERP is determined using the cash balance formula under the Retirement Plan who first became an eligible employee after 2008, and who was not eligible to participate in the EDCP before becoming eligible to participate in the SERP, may elect at any time during the first 30 days following the date he becomes an eligible employee to receive a distribution of his or her non-grandfathered benefit in one of the forms specified above.

Participants whose benefits under the SERP are determined using the cash balance formula under the Retirement Plan will receive distributions under the SERP as follows:

•

If a participant has terminated employment before attaining age 55, the participant’s non-grandfathered benefit will be paid in the form of a single sum distribution of the value of the participant’s non-grandfathered benefit determined as of the last day of the month preceding the payment date.

•

If a participant has terminated employment after attaining age 55, and the value of the participant’s non-grandfathered benefit does not exceed $100,000 at the time of such termination of employment, such benefit shall be paid in the form of a single sum distribution of the value of the participant’s non-grandfathered benefit determined as of the last day of the month preceding the payment date.

•

In the absence of an effective election, and assuming that the provisions in the two bullet points immediately above do not apply, non-grandfathered SERP benefits owed to the participant will be paid in the form of an annuity for the participant’s lifetime that is the actuarial equivalent of the participant’s single sum amount, and that commences on the payment date.

A participant who elects, or is deemed to have elected, either the straight life annuity or the joint and survivor annuity described above may, in accordance with procedures established by the Committee, change his election to the other annuity option at any time prior to the payment date.

Unless otherwise provided in a participant agreement, if a participant dies before the payment date, a single sum distribution equal to the value of the participant’s benefit that otherwise would have been payable under the SERP will be paid to the participant’s designated beneficiary as soon as administratively practicable following the participant’s death. Notwithstanding the foregoing, distribution of any non-grandfathered benefit that is made as a result of a termination of employment for a reason other than death, to persons who are “specified employees” under Internal Revenue Code Section 409A and guidance thereunder (basically, executive officers) must be deferred until the earlier of (i) the first day of the seventh month following the participant’s termination of employment or (ii) the date of the participant’s death. If a participant is involuntarily terminated following or incident to a change in control, the participant shall automatically become fully vested in his or her benefit under the SERP and such benefits shall become payable.

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Calculation of Benefits Potentially Payable to our Named Executive Officers under the SERP if a Triggering Event had Occurred as of December 30, 2016

The lump sum or annuity amounts that would have been payable under the SERP to each of our Named Executive Officers if they had become eligible for benefits as of December 30, 2016 are set forth below. Also set forth below are the payments that would have been made to each Named Executive Officer’s designated beneficiary if the officer had died December 30, 2016.

For Mr. Marsh, the lump sum amount would have been $2,064,401. Alternatively, Mr. Marsh could have elected to receive a lump sum of $1,656,179 as of December 30, 2016 and monthly payments of $2,348 commencing January 1, 2017 for the remainder of his lifetime. In the event Mr. Marsh had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $1,409 for up to 15 years upon Mr. Marsh’s death. If Mr. Marsh had died December 30, 2016 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $2,064,401.

For Mr. Addison, the lump sum amount would have been $751,667. Alternatively, Mr. Addison could have elected to receive a lump sum of $691,163 as of December 30, 2016 and monthly payments of $316 commencing January 1, 2017 for the remainder of his lifetime. In the event Mr. Addison had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $189 for up to 15 years upon Mr. Addison’s death. If Mr. Addison had died December 30, 2016 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $751,667.

For Mr. Byrne, the lump sum amount would have been $994,049. Alternatively, Mr. Byrne could have elected to receive a lump sum of $817,663 as of December 30, 2016 and monthly payments of $934 commencing January 1, 2017 for the remainder of his lifetime. In the event Mr. Byrne had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $560 for up to 15 years upon Mr. Byrne’s death. If Mr. Byrne had died December 30, 2016 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $994,049.

For Mr. Lindsay, the lump sum amount would have been $307,519. Mr. Lindsay was not eligible for the alternative election providing for a reduced lump sum and lifetime monthly payments. If Mr. Lindsay had died December 30, 2016 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $307,519.

For Mr. Kissam, the lump sum amount would have been $212,243. Alternatively, Mr. Kissam could have elected to receive a lump sum of $195,926 as of December 30, 2016 and monthly payments of $79 commencing January 1, 2017 for the remainder of his lifetime. In the event Mr. Kissam had been eligible to receive benefits and had elected to receive the aforementioned monthly annuity, his designated beneficiary would have received monthly payments of $47 for up to 15 years upon Mr. Kissam’s death. If Mr. Kissam had died December 30, 2016 before becoming eligible for benefits, his beneficiary would have been entitled to the full lump sum payment of $212,243.

Executive Deferred Compensation Plan

The EDCP is described in the narrative following the 2016 Nonqualified Deferred Compensation table on page 47. As discussed in that section, amounts deferred under the EDCP are required to be paid, or begin to be paid, as soon as practicable following the earliest of a participant’s death, separation from service, or with respect to pre-2005 deferrals and hypothetical earnings thereon, disability.

The “Aggregate Balance at Last FYE” column of the 2016 Nonqualified Deferred Compensation table on page 47 shows the amounts that would have been payable under the EDCP to each of our Named Executive Officers, as of December 30, 2016, (i) with respect to amounts payable at a date certain prior to separation from service, death, or, as to pre-2005 deferrals and hypothetical earnings thereon, disability, and (ii) with respect to amounts payable after separation from service, death, or, as to pre-2005 deferrals and hypothetical earnings thereon, disability, if they had been paid using the single sum form of payment. If the Named Executive Officers instead chose payment of the deferrals in annual installments, the annual installment payments over the payment periods selected by the Named Executive Officers are estimated as set forth below: Mr. Marsh — $697,130; Mr. Addison — $318,133; Mr. Byrne — $479,576; Mr. Lindsay — $687,020; Mr. Kissam — $70,407.

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Discussions of Plans are Summaries Only

The discussions of our various compensation plans in this “Executive Compensation” section of the Proxy Statement are merely summaries of the Plans and do not create any rights under any of the Plans and are qualified in their entirety by reference to the Plans themselves.

DIRECTOR COMPENSATION

Board Fees

Our Board reviews director compensation every year with guidance from the Nominating and Governance Committee. In making its recommendations, the Committee is required by our Governance Principles to consider that compensation should fairly pay directors for work required in a company of our size and scope, compensation should align directors’ interests with the long-term interests of shareholders, and the compensation structure should be transparent and easy for shareholders to understand. We also consider the risks inherent in board service. Approximately every other year, the Nominating and Governance Committee considers relevant publicly available data and information provided by management’s compensation consultant in making compensation recommendations. The Committee may also consider recommendations from our Chairman and Chief Executive Officer. Officers who are also directors do not receive additional compensation for their service as directors.

Effective July 1, 2016, annual director compensation increased from $193,000 to $219,000. Our annual director compensation, taking into account the mid-year adjustment, is structured as follows for non-employee directors:

•

$219,000 in annual fees, consisting of a $131,400 stock retainer which is paid in shares of our common stock and an $87,600 cash retainer. The stock retainer and the cash retainer are generally payable on a quarterly basis. However, an additional payment was made in August, 2016, as a result of the mid-year adjustment in compensation.

•

Committee Chair and Lead Director annual leadership retainer fees, payable in cash, in the following additional amounts: Lead Director — $25,000 (formerly $18,000), Audit Committee Chair — $15,000 (formerly $14,000), Compensation Committee Chair — $12,000 (formerly $8,000), Nominating and Governance Committee Chair — $10,000 (formerly $8,000), Nuclear Oversight Committee Chair — $12,000 (formerly $8,000). A director may only earn one annual leadership retainer fee in the form of either a Committee Chair retainer fee or the Lead Director retainer fee. Such additional Committee Chair and Lead Director retainer fees are also generally payable on a quarterly basis.

Due to the July 1, 2016 effective date of our director compensation increase, the amounts shown on the 2016 Director Compensation Table on page 59 are less than those outlined above.

All director compensation is pro-rated for any year of partial service. The annual stock retainer and all fees payable in cash may be deferred at the director’s election pursuant to the terms of the Director Compensation and Deferral Plan discussed below. Beginning in 2015, non-employee directors are also permitted to choose to defer all or a portion of their annual cash retainer fees and all (but not less than all) of their annual stock retainer fees under the EDCP instead of the Director Compensation and Deferral Plan. See “Executive Compensation – Executive Deferred Compensation Plan” beginning on page 47.

Director Compensation and Deferral Plan

Since January 1, 2001, non-employee directors have had the option to defer annual stock and cash retainer fees pursuant to the terms of the SCANA Director Compensation and Deferral Plan. Amounts deferred by directors in previous years under the SCANA Voluntary Deferral Plan continue to be governed by that Plan.

Under the Director Compensation and Deferral Plan, instead of receiving quarterly payments of the stock retainer, a director may make an annual irrevocable election to defer all or a portion of the stock retainer into an investment in our common stock, with distribution from the Plan to be ultimately payable in shares of our common stock. A director also may elect to defer all or a portion of all other fees into an investment in our common stock or into a growth increment ledger which is credited with growth increments based on the prime interest rate charged from time to time by Wells Fargo Bank, N.A., as determined by us, with distribution from the Plan to be ultimately payable in cash or stock as the Plan may dictate. Amounts

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payable in our common stock accrue earnings during the deferral period at our dividend rate. All dividends attributable to shares of our common stock credited to each director’s stock ledger account will be converted to additional credited shares of our common stock as though reinvested as of the next business day after the dividend is paid. These dividends are included in the number of hypothetical shares reflected for each director in footnote 2 to the “Security Ownership of Management” table on page 23. Directors do not have voting rights with respect to shares credited to their accounts under the Plan. A director’s growth increment ledger will be credited on the first day of each calendar quarter, with a growth increment computed on the average balance in the director’s growth increment ledger during the preceding calendar quarter. The growth increment will be equal to the amount in the director’s growth increment ledger multiplied by the average interest rate we select during the preceding calendar quarter times a fraction the numerator of which is the number of days during such quarter and the denominator of which is 365. Growth increments will continue to be credited until all of a director’s benefits have been paid out of the Plan.

We establish a ledger account for each director that reflects the amounts deferred on his or her behalf and the deemed investment of such amounts into a stock ledger account or a growth investment ledger account. Each ledger account will separately reflect the pre-2005 and post-2004 deferrals and earnings thereon, and the portion of the post-2004 deferrals and earnings thereon payable at a date certain and the portion payable when the director separates from service from the Board. In this discussion, we refer to pre-2005 deferrals as the “pre-2005 ledger account” and to post-2004 deferrals as the “post-2004 ledger account.”

Directors may elect for payment of any post-2004 deferrals to be deferred until the earlier of separation from service from the Board for any reason or a date certain, subject to any limitations we may choose to apply at the time of election. If a participant does not make a payment election with respect to amounts deferred for any deferral period, such deferrals will be paid in a lump sum payment as soon as practicable after the director’s separation from service from the Board.

Subject to the acceleration provisions of the Plan and Board approval with respect to pre-2005 deferrals, a director may elect an additional deferral period of at least 60 months with respect to any previously deferred amount credited to his or her post-2004 ledger account that is payable at a date certain, and an additional deferral period of at least 12 months for each separate deferral credited to his or her pre-2005 ledger account. With respect to amounts deferred until separation from service from the Board, directors may also elect a new manner of payment with respect to any previously deferred amounts, provided that, in the case of amounts credited to post-2004 ledger accounts that are payable on separation from service from the Board, payments are delayed for 60 months from the date payments would otherwise have commenced absent the election.

Amounts credited to directors’ post-2004 ledger accounts that are scheduled to be paid at a date certain will be paid in the form of a single sum payment as soon as practicable after the date certain. With respect to amounts credited to pre-2005 ledger accounts, and amounts credited to post-2004 ledger accounts that are scheduled to be paid on separation from service from the Board, directors must irrevocably elect (subject to certain permitted changes) to have payment made in accordance with one of the following distribution forms:

•	a single sum payment;

•	a designated number of installments payable monthly, quarterly or annually, as elected (and in the absence of an election, annually), over a specified period not in excess of 20 years; or

•

in the case of a post-2004 ledger account, payments in the form of annual installments with the first installment being a single sum payment of 10% of the post-2004 ledger account determined immediately prior to the date such payment is made and with the balance of the post-2004 ledger account being paid in annual installments over a total specified period not in excess of 20 years.

Such payments will be paid or commence to be paid as soon as practicable after the conclusion of the deferral period elected.

Notwithstanding any payment election made by a director:

•	payments will be paid, or begin to be paid, as soon as practicable following the director’s separation from service from the Board for any reason except as otherwise provided below;

•

if a director dies prior to the payment of all or a portion of the amounts credited to his or her ledger account, the balance of any amount payable will be paid in a cash lump sum to his designated beneficiaries;

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•

if a director ceases to be a non-employee director but thereafter becomes our employee, all pre-2005 ledger accounts will be paid as soon as practicable after he or she becomes our employee in a single lump sum payment and all post-2004 ledger accounts will be paid as soon as practicable after he or she has incurred a separation from service as a nonemployee director (as determined in accordance with Internal Revenue Code Section 409A);

•	if a director’s post-2004 ledger account balance is less than $100,000 ($5,000 for pre-2005 ledger accounts) at the time for payment specified, such amount will be paid in a single payment; and

•

in the case of any post-2004 ledger accounts that are payable on separation from service from the Board and that are subject to an additional deferral period of 60 months as a result of the modification of the manner of payment, no payment attributable to any post-2004 ledger accounts will be accelerated to a date earlier than the expiration of the 60 month period.

We, at our sole discretion, may alter the timing or manner of payment of deferred amounts if the director establishes, to our satisfaction, an unanticipated and severe financial hardship that is caused by an event beyond the director’s control. In such event, we may:

•	provide that all, or a portion of, the amount previously deferred by the director immediately be paid in a lump sum cash payment;

•	provide that all, or a portion of, the installments payable over a period of time immediately be paid in a lump sum cash payment; or

•	provide for such other installment payment schedules as we deem appropriate under the circumstances.

For pre-2005 ledger accounts, severe financial hardship will be deemed to have occurred in the event of the director’s or a dependent’s sudden, lengthy and serious illness as to which considerable medical expenses are not covered by insurance or relative to which there results a significant loss of family income, or other unanticipated events of similar magnitude. For post-2004 ledger accounts, severe financial hardship will be deemed to have occurred from a sudden or unexpected illness or accident of the director or the director’s spouse, beneficiary or dependent, loss of the director’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the director’s control.

During 2016, Ms. Miller and Messrs. Micali, Roquemore, Sloan and Stowe elected to defer 100% of their compensation and earnings and Messrs. Aliff, Bennett, Cecil and Hagood deferred a portion of their earnings under either or both of the Director Compensation and Deferral Plan and/or the Executive Deferred Compensation Plan.

As discussed under “Executive Compensation — Executive Deferred Compensation Plan” beginning on page 47, in 2014, we amended the EDCP to allow non-employee directors, who have met our minimum share ownership guidelines and who have not deferred such fees under the Director Deferral and Compensation Plan to defer all or a portion of their annual cash retainer fees and all (but not less than all) of their annual stock retainer fees into the EDCP, with payments ultimately to be paid in cash. Non-employee directors first became eligible to participate in the EDCP in 2015.

Endowment Plan

In July 2013, the Board closed the SCANA Director Endowment Plan to new participants effective January 1, 2013 after considering management’s recommendation that such a plan may not be perceived as a best corporate governance practice. However, for eligible participants, the SCANA Director Endowment Plan provides for us to make tax deductible, charitable contributions totaling $500,000 to institutions of higher education designated by the director. The Plan was intended to reinforce our commitment to quality higher education and to enhance our ability to attract and retain qualified directors. A portion is contributed upon retirement of the director and the remainder upon the director’s death. As of December 31, 2016, the cash obligation under the Plan was $7,600,000 pre-tax and $4,693,000 after-tax (assuming a 38.25% tax rate). The Plan is funded through insurance policies on the lives of certain of the participating directors. The 2016 premium for such insurance was $34,835. Currently the premium estimate for 2017 is $34,835.

Designated institutions of higher education in South Carolina, North Carolina and Georgia must be approved by our Chief Executive Officer. Institutions in other states must be approved by the Compensation Committee. The designated institutions are reviewed on an annual basis by the Chief Executive Officer to assure compliance with the intent of the Plan.

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Discussions of Plans are Summaries Only

The discussions of our various plans, including the Director Compensation and Deferral Plan and the Director Endowment Plan, are merely summaries of the Plans and do not create any rights under any of the Plans, and are qualified in their entirety by reference to the Plans themselves.

2016 DIRECTOR COMPENSATION TABLE

The following table sets forth the compensation we paid to each of our non-employee directors in 2016.

					Change in
					Pension Value
	Fees				and
	Earned				Nonqualified
	or Paid			Non-Equity	Deferred
	in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash(1)	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)(2)	($)	($)	($)(3)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
G. E. Aliff	$ 89,900	$123,600	—	—	—	—	$213,500
J. A. Bennett	$ 88,400	$123,600	—	—	$3,867	—	$215,867
J. F.A.V. Cecil	$ 82,400	$123,600	—	—	—	—	$206,000
S. A. Decker	$ 82,400	$123,600	—	—	—	—	$206,000
D. M. Hagood	$101,900	$123,600	—	—	—	—	$225,500
J. M. Micali	$ 91,400	$123,600	—	—	—	—	$215,000
L. M. Miller	$ 82,400	$123,600	—	—	—	—	$206,000
J. W. Roquemore	$ 92,400	$123,600	—	—	—	—	$216,000
M. K. Sloan	$ 86,400	$123,600	—	—	—	—	$210,000
H. C. Stowe (4)	$ 47,600	$ 57,900	—	—	$ 605	—	$106,105
A. Trujillo	$ 82,400	$123,600	—	—	—	—	$206,000

(1)	Cash retainer fees greater than $82,400 ($38,600 for Mr. Stowe) represent quarterly leadership fees for directors holding a Committee Chair or Lead Director position.

(2)

The annual stock retainer is required to be paid quarterly in shares of our common stock. The quarterly stock retainer shares for the directors were issued on January 14, 2016, at a weighted average purchase price of $60.47, April 14, 2016, at a weighted average purchase price of $69.38, July 14, 2016, at a weighted average purchase price of $73.93, August 19, 2016, at a weighted average purchase price of $71.55 and October 14, 2016, at a weighted average purchase price of $68.37.  The August stock retainer represents the mid-year increase to director compensation.

(3)

Represents above market earnings on Mr. Bennett’s previous cash deferrals into the cash deferral account ($2,956) and into the now closed Voluntary Deferral Plan ($911), and Mr. Stowe’s cash deferrals into the cash deferral account ($605).

(4)	Mr. Stowe no longer served on the Board of Directors following the 2016 Annual Meeting held on April 28, 2016.

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PROPOSAL 2 — ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934 (the “1934 Act”) requires that, at least every three years at the annual meeting of shareholders, we must submit a separate resolution subject to a non-binding shareholder advisory vote to approve the compensation of our Named Executive Officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K under the 1934 Act.

This proposal gives you as a shareholder the opportunity to vote for, against, or abstain from voting, on the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the ‘Compensation Discussion and Analysis,’ compensation tables and narrative discussion is hereby APPROVED.”

Because your vote is advisory, it will not be binding on our Board and may not be construed as overruling any decision by the Board, nor to create or imply any additional fiduciary duty of the Board. However, the Board will review the voting results, and may, as it did with respect to the results of the vote in 2014, in its sole discretion, take into account the outcome of the vote when considering future Named Executive Officer compensation.

Shareholders are encouraged to review carefully the “Executive Compensation” section of this Proxy Statement for a detailed discussion of our executive compensation program.

Board of Directors’ Recommendation

Our overall executive compensation policies and procedures are described in the “Executive Compensation” section, including the tabular disclosure regarding Named Executive Officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement. Our compensation policies and procedures are centered on a pay-for-performance approach that links total rewards to achievement of corporate business unit and individual goals, and are designed to be aligned with the long-term interests of our shareholders, as described in the “Executive Compensation” section. As previously discussed, we have designed our compensation program to reward senior executive officers for their individual and collective performance and for our collective performance in achieving target goals for earnings per share and total shareholder return and other annual and long-term business objectives. We believe our program performs a vital role in keeping executives focused on improving our performance and enhancing shareholder value while rewarding successful individual executive performance in a way that helps to assure retention.

The Compensation Committee, which is comprised entirely of independent directors, oversees our executive compensation program and continually monitors our policies to ensure that they continue to emphasize programs that reward executives for results that are consistent with shareholder interests.

Our Board and our Compensation Committee believe that our commitment to responsible compensation practices justifies a vote by shareholders “FOR” the resolution approving the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE
RESOLUTION RELATING TO COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 3 — ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE EXECUTIVE COMPENSATION VOTE

Section 14A of the 1934 Act also requires that, at least every six years at the annual meeting of shareholders, we must submit a separate resolution subject to a non-binding shareholder advisory vote to determine whether shareholders believe we should submit the foregoing resolution relating to the compensation of our Named Executive Officers at our annual meeting every year, every two years, or every three years. Shareholders were last given the opportunity to vote on the non-binding resolution on the frequency of the vote on executive compensation in 2011.  Accordingly, pursuant to the requirements of Section 14A of the 1934 Act, shareholders are again being given the opportunity to vote on the non-binding resolution on the frequency of the vote on executive compensation at the Annual Meeting.  Because your vote is advisory, it will not be binding on our Board and may not be construed as overruling any decision by the Board, nor to create or imply any additional fiduciary duty of the Board. However, the Board may, in its sole discretion, take into account the outcome of the vote in determining the frequency with which it will submit the resolution on executive compensation to shareholders.

We ask for your advisory vote to choose among the following three alternatives on frequency of the executive compensation vote. You may only choose one of the three alternatives: One Year, Two Years, Three Years, or you may abstain from voting.

Board of Directors’ Recommendation

At the 2011 Annual Meeting, consistent with the Board of Directors’ recommendation of a three-year frequency, more votes were cast in favor of a three-year frequency than either of the other frequency options.  The directors took into consideration its reasons for the recommendation of a three-year frequency and the results of the 2011 vote, and set the frequency at every three years.  The frequency of the vote has remained at every three years since that time.  However, the Board of Directors has over the past six years taken into consideration that the prevailing practice among most large corporations is to provide for a non-binding advisory vote on executive compensation every year.  The Board also took into consideration that in the 2011 vote, the three year option received the most votes by a small margin and the votes were closely divided between the one and three year options.  We are committed to good corporate governance practices, and recognize that proxy advisory firms and certain of our largest institutional investors generally recommend annual say-on-pay votes. Therefore, our Board is recommending a say-on-pay frequency of one year.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CHOOSE A FREQUENCY OF ONE YEAR FOR THE
SHAREHOLDER ADVISORY VOTE ON APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.

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AUDIT COMMITTEE REPORT

In connection with the December 31, 2016 financial statements, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent public accountants those matters required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board; (iii) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and (iv) discussed with the independent accountant the independent accountant’s independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

Mr. Gregory E. Aliff (Chairman)

Mr. James A. Bennett

Mr. John F. A. V. Cecil

Mr. James M. Micali

Ms. Lynne M. Miller

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PROPOSAL 4 — APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP served as our independent registered public accounting firm for the year ended December 31, 2016, and the Audit Committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm to audit our 2017 financial statements. Shareholders are being asked to approve this appointment at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF

DELOITTE & TOUCHE LLP’S 2017 APPOINTMENT.

Unless you indicate to the contrary, the persons identified as proxies on the accompanying proxy card intend to vote the shares represented by your proxy to approve the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit our 2017 financial statements.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and available to make such statements as they may desire and to respond to appropriate questions from shareholders.

Pre-Approval of Auditing Services and Permitted Non-Audit Services

Our Audit Committee Charter requires the Audit Committee to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent registered public accounting firm. Pursuant to a policy adopted by the Audit Committee, its Chairman may pre-approve the rendering of services on behalf of the Audit Committee. Decisions by the Chairman to pre-approve the rendering of services are presented to the Audit Committee for approval at its next scheduled meeting.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed to SCANA and its subsidiaries for the fiscal years ended December 31, 2016 and 2015 by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates.

	2016	2015
Audit Fees(1)	$2,857,000	$2,670,000
Audit Related Fees(2)	$ 171,710	$ 139,945
Tax Fees	$ —	$ —
All Other Fees	$ —	$ —
Total Fees	$3,028,710	$2,809,945

(1)

Fees for Audit Services billed for 2016 and 2015 consisted of audits of annual financial statements, comfort letters for securities underwriters, statutory and regulatory audits, consents and other services related to Securities and Exchange Commission filings, and accounting research.

(2)	Fees primarily for employee benefit plan audits and, in 2015, for non-statutory audit services.

In 2016 and 2015, all of the Audit Fees and Audit Related Fees were approved by the Audit Committee.

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PROPOSAL 5 — APPROVAL OF BOARD-PROPOSED AMENDMENTS TO ARTICLE 8 OF OUR ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS

Background of the Proposal

Our Articles of Incorporation currently provide for a classified Board of Directors divided into three classes, with each class being elected for a three-year term. In 2012 and 2013, we received shareholder proposals recommending the declassification of our Board of Directors. In 2012, 38% of our outstanding shares voted in favor of the proposal, and in 2013, 44% of our outstanding shares voted in favor of the proposal. We also received a shareholder proposal for our 2014 Annual Meeting seeking a shareholder vote on declassification. In light of the apparent growing shareholder support for declassification, the Board proposed amendments to our Articles of Incorporation to effect declassification and recommended that our shareholders approve such amendments at the 2014 Annual Meeting. Based on our agreement to submit a Board proposal on declassification to shareholders, the shareholder proposal for the 2014 Annual Meeting was withdrawn. We resubmitted a Board declassification proposal at each of the 2015 and 2016 Annual Meetings.

At the 2014, 2015 and 2016 Annual Meetings, 62%, 63% and 64%, respectively, of our outstanding shares voted in favor of the proposal, but shareholder support is still significantly less than the 80% affirmative vote of outstanding shares required to adopt the amendment.

Our Board is committed to strong corporate governance practices. In considering the results of the shareholder votes on the 2012 – 2016 proposals, as well as the support of institutional investor groups for annual election of directors, the Board again took into account the advantages and disadvantages of a classified Board. In favor of retaining the classified board structure, the Board noted that: a classified board structure provides valuable stability and continuity of leadership; a classified board structure enables us to recruit high quality directors who are willing to invest the time and energy necessary to understand our business, technology, competitive environment and strategic goals; and a classified board structure helps protect shareholder value in case of an unsolicited takeover proposal at an unfair price. In favor of declassification, the Board noted that declassification would allow our shareholders to evaluate all directors annually and would be consistent with a view that a declassified board is a corporate governance best practice. The Board also considered that many U.S. public companies have eliminated their classified board structures in recent years based on the perception of a growing number of investors that annual election of directors is the primary means for shareholders to influence corporate governance policies and to increase board accountability.

In February 2017, the Board decided to again propose amendments to Article 8 of our Articles of Incorporation to declassify the Board and provide for the annual election of all directors, and to recommend that our shareholders vote in favor of the amendments.

Proposed Amendments to Article 8 of the Articles of Incorporation

Under the proposed amendments, the annual election of directors would be phased in gradually to assure a smooth transition. If the amendments are adopted, they would become effective upon our filing of Articles of Amendment with the South Carolina Secretary of State following the Annual Meeting. Accordingly, directors elected at the 2018 annual meeting and thereafter would be elected to one-year terms. Consistent with our Articles of Incorporation as in effect for the 2017 Annual Meeting, directors to be elected at the 2017 Annual Meeting will be elected to serve three-year terms, expiring at the 2020 annual meeting. Directors who were elected at the 2016 annual meeting will continue to serve their current terms until the 2019 annual meeting, and directors who were elected at the 2015 annual meeting will continue to serve their current terms until the 2018 annual meeting. Article 8 of our Articles of Incorporation would also be amended to delete other references to classification of the Board and to provide that a director elected to fill a newly created directorship or vacancy would serve until the next annual meeting of shareholders.

If the proposed amendments to Article 8 of our Articles of Incorporation are not adopted by shareholders, the Board of Directors will remain classified.

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Text of the Proposed Amendments

The text of the proposed amendments to our Articles of Incorporation is as follows:

8.A.The number of directors of the corporation that shall constitute the entire Board of Directors shall be fixed from time to time by or pursuant to the provisions of the By-laws of the corporation. Any such provision shall continue in effect unless and until changed by the Board of Directors, but no such changes shall affect the term of any director then in office. Upon the adoption of this Section 8.A., Directors elected prior to the 2018 annual meeting of shareholders shall continue to be, and are, divided into three classes (I, II and III), as nearly equal in number as possible, and shall hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their respective elections and until their respective successors are elected and qualified. Directors elected at each annual meeting of shareholders commencing with the annual meeting of shareholders in 2018 shall hold office for a term of one year expiring at the next annual meeting of shareholders and until their respective successors are duly elected and qualified. No person who is not a salaried employee of the corporation who would attain the age of 70 or older during his term of service as a director shall be eligible to be elected a director. No person who is a salaried employee of the corporation who is age 65 or older shall be eligible to be elected a director, and the term of office of any director who is a salaried employee of the corporation shall expire upon such director attaining the age of 65 or upon retirement from active service with the corporation, whichever is earlier; provided, however, a person who is the Chief Executive Officer shall be eligible for election as a director even if such person is age 65 or older or has retired from active service with the corporation, and such person’s term shall not expire as a result of attaining age 65 or prior retirement from active service with the corporation.

B.Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause shall be filled only by the Board of Directors then in office, although less than a quorum. Directors elected to fill a newly created directorship or other vacancies shall hold office until the next annual meeting of shareholders and until such director’s successor has been elected and has qualified.

C.No changes to Article 8.C.

D.Notwithstanding the foregoing, if at any time the holders of any one or more classes or series of preferred stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Restated Articles of Incorporation applicable thereto.

Required Vote and Board Recommendation

Our Articles of Incorporation require that, to be adopted, the proposed amendments must be approved by the affirmative vote of at least 80% of all outstanding shares of our common stock. If approved, the amendments will become effective upon filing of Articles of Amendment with the Secretary of State of South Carolina.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENTS TO
ARTICLE 8 OF OUR ARTICLES OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND
PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS.

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OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

The rules of the Securities and Exchange Commission require that we disclose late filings of reports of beneficial ownership and changes in beneficial ownership of our common stock by our directors, executive officers and greater than 10% beneficial owners. To our knowledge, based solely on a review of Forms 3, 4 and 5 and amendments to such forms furnished to us and written representations made to us, all filings on behalf of such persons were made on a timely basis in 2016.

Shareholder Proposals and Nominations

In order to be considered for inclusion in our Proxy Statement and Proxy Card for the 2018 Annual Meeting of Shareholders, a shareholder proposal must be received by us at SCANA Corporation, c/o Corporate Secretary, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, no later than November 24, 2017. Securities and Exchange Commission rules contain standards for determining whether a shareholder proposal is required to be included in a proxy statement.

Under our bylaws, any shareholder who intends to present a proposal or nominate an individual to serve as a director at the 2018 Annual Meeting must notify us no later than November 24, 2017 of the intention to present the proposal or make the nomination. The shareholder also must comply with the other requirements in the bylaws. Any shareholder may request a copy of the relevant bylaw provision by writing to the Office of the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033.

Expenses of Solicitation

This solicitation of proxies is being made by our Board of Directors. We pay the cost of preparing, assembling and mailing this proxy soliciting material, including certain expenses of brokers and nominees who mail proxy material to their customers or principals. We have retained Georgeson, Inc., 480 Washington Boulevard, Jersey City, NJ 07310, to assist in the solicitation of proxies for the Annual Meeting and to provide ongoing governance advice and consultation at a fee of $18,000 plus associated costs and expenses.

In addition to the use of the mail, proxies may be solicited personally, by telephone, by email or other electronic means by our officers and employees without additional compensation.

View Proxy Statement and Annual Report Information through the Internet

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR
SHAREHOLDER MEETING TO BE HELD ON APRIL 27, 2017:

The Proxy Statement, Notice of 2017 Annual Meeting, Annual Financial Statements, and Management’s
Discussion and Analysis and Related Annual Report Information are available through the Internet at
www.scana.com under the caption “Investors — Financial Reports — Most Recent Reports.”

SCANA shareholders may view proxy statements and annual report information at this website. If you choose to view proxy materials through the Internet, you may incur costs, such as telephone and Internet access charges, for which you will be responsible.

Availability of Form 10-K

We have filed with the Securities and Exchange Commission our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. A copy of the Form 10-K, including the financial statements and financial statement schedule and a list of exhibits, will be provided without charge to each shareholder to whom this proxy statement is delivered upon our receipt of a written request from such shareholder. The exhibits to the Form 10-K also will be provided upon request and payment of copying charges. Requests for a copy of the Form 10-K should be directed to: Bryant Potter, Manager-Investor Relations, SCANA Corporation, 220 Operation Way, Mail Code C103, Cayce, South Carolina 29033.

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Incorporation by Reference

We file various documents with the Securities and Exchange Commission, some of which incorporate information by reference. This means that information we have previously filed with the Securities and Exchange Commission should be considered as part of the filing.

Neither the Compensation Committee Report nor the Audit Committee Report shall be deemed to be filed with the Securities and Exchange Commission or incorporated by reference into any of our filings under the Securities Exchange Act of 1934 or the Securities Act of 1933, unless specifically incorporated by reference therein.

References to Our Website Address

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules or the New York Stock Exchange Listing Standards. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

Directions to the Annual Meeting

From Charlotte: Take I-77 South to Exit 9-A (Garners Ferry Road). Follow the exit onto Garners Ferry Road under I-77. East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites. Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.

From Charleston: Take I-26 to I-77 North toward Charlotte. Take Exit 9-A and turn right at traffic light onto Garners Ferry Road. East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites. Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.

From Greenville: Take I-26 East toward Columbia/Charleston. Take Exit 116 onto I-77 North toward Charlotte. Take Exit 9-A and turn right at traffic light onto Garners Ferry Road. East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites. Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.

From Downtown (Columbia): Take US 378/76 East (Devine Street/Garners Ferry Road) past the Veterans Administration Hospital (also known as Dorn VA Medical Center) and under the I-77 overpass. East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites. Follow to Leaside at the end of East Exchange Place. The parking lot is located in front of the building.

Tickets to the Annual Meeting

An admission ticket or proof of share ownership as of the record date, March 1, 2017, is required to attend the Annual Meeting. If you plan to use the admission ticket, please remember to detach it from your proxy card before mailing your proxy card. If you forget to bring the admission ticket, you will be admitted to the meeting only if you are listed as a shareholder of record as of the close of business on March 1, 2017 and bring proof of identification. If you hold your shares through a stockbroker or other nominee, you must provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or nominee or a brokerage statement showing your share ownership on March 1, 2017.

If you are a shareholder of record and your shares are owned jointly and you need an additional ticket, you should contact the Corporate Secretary, SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, or call 803-217-7568.

SCANA CORPORATION

Gina Champion

Vice President
Corporate Secretary
Deputy General Counsel
March 24, 2017

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SCANA Corporation

220 Operation Way

Cayce, SC 29033

www.scana.com

Printed on Recycled Paper

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MMMMMMMMMMMM . Admission Ticket MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions You can vote by Internet or telephone 24 hours a day, 7 days a week Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED IN THE SHADED BAR BELOW. Proxies submitted via Internet or telephone must be received by 5:00 p.m., Eastern Daylight Time, on April 26, 2017. Vote by Internet • Go to http://proxy.georgeson.com/ • Follow the steps outlined on the secure website. Vote by telephone • Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all nominees: + 1. Election of Class III Director Nominees – Term Expires 2020: 01 - John F.A.V. Cecil 02 - D. Maybank Hagood 03 - Alfredo Trujillo For All Nominees Withhold Authority for All Nominees For All Nominees Except the Following: Write number(s) of nominee(s) To vote for all nominees, mark the “For All Nominees” box. To withhold voting for all nominees, mark the “Withhold Authority for All Nominees” box. To withhold voting for a particular nominee, mark the “For All Nominees Except the Following” box and enter the number(s) corresponding with the exception(s) in the space provided. Your shares will be voted for the remaining nominees. For Against Abstain The Board of Directors recommends a vote FOR Proposal 2: 2. Advisory (non-binding) vote to approve executive compensation. The Board of Directors recommends a vote of ONE YEAR on Proposal 3: 1 Year 2 Years 3 Years Abstain 3. Advisory (non-binding) vote on the frequency of the executive compensation vote. The Board of Directors recommends a vote FOR Proposals 4 and 5: 4. Approval of the appointment of the independent registered public accounting firm. 5. Approval of board-proposed amendments to article 8 of our articles of incorporation to declassify the board of directors and provide for the annual election of all directors. For Against Abstain For Against Abstain Authorized Signatures — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. DATE AND SIGN BELOW. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney-in-fact, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 2 2 9 6 7 1 02J0CD MMMMMMMMM B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. 2017 ANNUAL MEETING ADMISSION TICKET This Admission Ticket or proof of share ownership on the record date of March 1, 2017 is required for admittance to the meeting. SCANA CORPORATION April 27, 2017 8:00 A.M. REFRESHMENTS 9:00 A.M. MEETING BEGINS LEASIDE 100 EAST EXCHANGE PLACE COLUMBIA, SC 29209 PLEASE NOTE: AUDIO OR VISUAL RECORDING AND RELATED EQUIPMENT IS STRICTLY PROHIBITED WITHOUT THE PRIOR WRITTEN APPROVAL OF THE COMPANY. ONLY ORIGINAL ADMISSION TICKETS WILL BE ACCEPTED AT THE ANNUAL MEETING. DIRECTIONS TO LEASIDE: -From I-77 North take Exit 9A onto Garners Ferry Road. -From I-77 South take Exit 9A and turn right at traffic light onto Garners Ferry Road. -East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites. -Follow East Exchange Place to Leaside at the end of the street. The parking lot is located in front of the building. q IF YOU HAVE NOT VOTED VIA INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proxy — SCANA CORPORATION 2017 Annual Meeting of Shareholders Proxy Solicited on behalf of the Board of Directors for Annual Meeting — April 27, 2017 The undersigned hereby appoints K.B. Marsh and J.E. Addison, or either of them, as proxies with full power of substitution, to vote all shares of SCANA Corporation common stock in the undersigned’s name on the shareholder records of SCANA Corporation, at the Annual Meeting of Shareholders on April 27, 2017, and at any adjournment thereof, as instructed on the reverse hereof, and in their discretion upon all other matters that may properly be presented for consideration at the meeting. Shares will be voted in accordance with your instructions. If no instructions are given, the shares represented by this proxy will be voted “FOR” the election of all nominees as Directors, “FOR” Proposal 2, “ONE YEAR” on Proposal 3, “FOR” Proposal 4, and “FOR” Proposal 5. (Items to be voted appear on reverse side.) Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. + C

March 24, 2017

TO:	All Participants
SCANA Corporation
401(k) Retirement Savings Plan

RE: SCANA Corporation Annual Meeting of Shareholders – April 27, 2017

Enclosed with this letter is your proxy card, which shows the number of shares of SCANA Common Stock in which you have a beneficial interest under the SCANA Corporation 401(k) Retirement Savings Plan (“the Plan”). You have the right to instruct Bank of America, N.A., as Trustee of the Plan, how these shares should be voted at the Annual Meeting of Shareholders. According to the provisions of the Plan, the Trustee is empowered to vote the shares held in the Plan on behalf of participants in accordance with their directions.

In order for your voting instructions to be received by the Trustee in time to be voted at the Annual Meeting of Shareholders on Thursday, April 27, 2017, your proxy must be received by Tuesday, April 25, 2017. We encourage you to vote your proxy electronically by the internet or telephone. Internet and telephone voting permit you to vote at your convenience, 24 hours a day, seven days a week. You may also complete, date, sign and return the enclosed card promptly in the envelope provided. This will enable the Trustee to obtain your instructions for voting the shares of SCANA Common Stock in your Plan account. Detailed voting instructions are included on your proxy card. In the absence of your instructions, these shares will be voted by the Trustee in the same proportion as the directed shares in the Plan are voted.

The matters to be acted upon at the meeting are more fully set forth in the Notice of Annual Meeting and Proxy Statement, which is also enclosed.

If you have any questions, you may call the SCANA Corporation Retirement Plans Department at 803-217-9465.

Jimmy E. Addison, Chairman
401(k) Retirement Savings Plan Committee

MMMMMMMMMMMM . Admission Ticket MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions You can vote by Internet or telephone 24 hours a day, 7 days a week Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED IN THE SHADED BAR BELOW. Proxies submitted via Internet or telephone must be received by 5:00 p.m., Eastern Daylight Time, on April 25, 2017. Vote by Internet • Go to http://proxy.georgeson.com/ • Follow the steps outlined on the secure website. Vote by telephone • Call toll free 1-877-456-7915 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all nominees: + 1. Election of Class III Director Nominees – Term Expires 2020: 01 - John F.A.V. Cecil 02 - D. Maybank Hagood 03 - Alfredo Trujillo For All Nominees Withhold Authority for All Nominees For All Nominees Except the Following: Write number(s) of nominee(s) To vote for all nominees, mark the “For All Nominees” box. To withhold voting for all nominees, mark the “Withhold Authority for All Nominees” box. To withhold voting for a particular nominee, mark the “For All Nominees Except the Following” box and enter the number(s) corresponding with the exception(s) in the space provided. Your shares will be voted for the remaining nominees. For Against Abstain The Board of Directors recommends a vote FOR Proposal 2: 2. Advisory (non-binding) vote to approve executive compensation. The Board of Directors recommends a vote of ONE YEAR on Proposal 3: 1 Year 2 Years 3 Years Abstain 3. Advisory (non-binding) vote on the frequency of the executive compensation vote. The Board of Directors recommends a vote FOR Proposals 4 and 5: 4. Approval of the appointment of the independent registered public accounting firm. 5. Approval of board-proposed amendments to article 8 of our articles of incorporation to declassify the board of directors and provide for the annual election of all directors. For Against Abstain For Against Abstain Authorized Signatures — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. DATE AND SIGN BELOW. Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney-in-fact, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 2 2 9 6 7 3 02J0ED MMMMMMMMM B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. 2017 ANNUAL MEETING ADMISSION TICKET This Admission Ticket or proof of share ownership on the record date of March 1, 2017 is required for admittance to the meeting. SCANA CORPORATION April 27, 2017 8:00 A.M. REFRESHMENTS 9:00 A.M. MEETING BEGINS LEASIDE 100 EAST EXCHANGE PLACE COLUMBIA, SC 29209 PLEASE NOTE: AUDIO OR VISUAL RECORDING AND RELATED EQUIPMENT IS STRICTLY PROHIBITED WITHOUT THE PRIOR WRITTEN APPROVAL OF THE COMPANY. ONLY ORIGINAL ADMISSION TICKETS WILL BE ACCEPTED AT THE ANNUAL MEETING. DIRECTIONS TO LEASIDE: -From I-77 North take Exit 9A onto Garners Ferry Road. -From I-77 South take Exit 9A and turn right at traffic light onto Garners Ferry Road. -East Exchange Place is the first right turn off Garners Ferry Road immediately before Quality Inn & Suites. -Follow East Exchange Place to Leaside at the end of the street. The parking lot is located in front of the building. q IF YOU HAVE NOT VOTED VIA INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proxy — SCANA CORPORATION 2017 Annual Meeting of Shareholders Proxy Solicited on behalf of the Board of Directors for Annual Meeting — April 27, 2017 The undersigned hereby instructs Bank of America, N.A., as Trustee of the SCANA Corporation 401(k) Retirement Savings Plan (the “Plan”), in accordance with the terms of the Plan, to appoint K.B. Marsh and J.E. Addison, or either of them, as proxies with full power of substitution, to vote all shares of SCANA Corporation common stock in which the undersigned has a beneficial interest, in accordance with the terms of the Plan, at the Annual Meeting of Shareholders on April 27, 2017, and at any adjournment thereof, as instructed on the reverse hereof, and in their discretion upon all other matters that may properly be presented for consideration at the meeting. Shares will be voted in accordance with your instructions. If no instructions are given, the Trustee will instruct the proxies to vote the shares represented by this proxy proportionally to the Plan shares voted. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. (Items to be voted appear on reverse side.) Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. + C